                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                       Post-Effective Amendment No. 25                       [X]
                              (File No. 333-44644)

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

                              Amendment No. 56                               [X]
                              (File No. 811-05213)
                        (Check appropriate box or boxes.)

                            Exact Name of Registrant:
                        RiverSource of New York Account 8
                   (previously IDS Life of New York Account 8)

                               Name of Depositor:
                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

          Address of Depositor's Principal Executive Offices, Zip Code
               Depositor's Telephone Number, including Area Code:

                           20 Madison Avenue Extension
                                Albany, NY 12203
                                 (800) 541-2251

                     Name and Address of Agent for Service:

                             Elisabeth A. Dahl, Esq.
                        50607 Ameriprise Financial Center
                              Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2008 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The combined statement of Additional Information relating to RiverSource of New York Account 8 filed electronically in Post-Effective Amendment No. 21 to Registration Statement No. 333-42257 filed on or about April 28, 2008 with an effective date of May 1, 2008 is incorporated by reference into Part B of this Post-Effective Amendment No. 25 to the Registration Statement.

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

VARIABLE UNIVERSAL LIFE IV
VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

ISSUED BY:   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

             20 Madison Avenue Extension
             Albany, NY 12203
             Telephone: (800) 541-2251
             Website address: riversource.com/lifeinsurance
             RIVERSOURCE OF NEW YORK ACCOUNT 8


This prospectus contains information that you should know before investing in RiverSource Variable Universal Life IV (VUL IV - NY) or RiverSource Variable Universal Life IV - Estate Series (VUL IV ES - NY). VUL IV ES - NY is a life insurance policy with an initial specified amount of $1,000,000 or more. We reserve the right to offer the Estate Series at a lower specified amount on a promotional basis and/or to certain groups of individuals such as current or retired employees and financial advisors of Ameriprise Financial, Inc. or its subsidiaries, and their spouses or domestic partners, where such promotion or group offering is expected to result in overall cost reductions to RiverSource Life of NY.


All other policies are VUL IV - NY policies. The information in this prospectus applies to both VUL IV ES - NY and VUL IV - NY unless stated otherwise.

This prospectus describes the VUL IV - NY and VUL IV ES - NY policies as revised in 2006. We first offered these revised policies on May 1, 2006. Where applicable, this prospectus also describes the policies owners received prior to May 1, 2006 (prior policies).

The purpose of each policy is to provide life insurance protection on the life of the insured and to potentially build policy value. Each policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:

- A fixed account to which we credit interest.

- Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

PLEASE NOTE THAT YOUR INVESTMENTS IN A POLICY AND ITS UNDERLYING FUNDS:

- Are NOT deposits or obligations of a bank or financial institution;

- Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

- Are subject to risks including loss of the amount you invested and the policy ending without value.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                            IV - ESTATE SERIES -- PROSPECTUS   1

TABLE OF CONTENTS


FEE TABLES.......................................   3
    Transaction Fees.............................   3
    Charges Other than Fund Operating Expenses...   3
    Annual Operating Expenses of the Funds.......   8
POLICY BENEFITS AND RISKS........................  11
    Policy Benefits..............................  11
    Policy Risks.................................  14
    Fund Risks...................................  16
LOADS, FEES AND CHARGES..........................  16
    Premium Expense Charge.......................  16
    Monthly Deduction............................  16
    Surrender Charge.............................  17
    Partial Surrender Charge.....................  18
    Mortality and Expense Risk Charge............  18
    Annual Operating Expenses of the Funds.......  18
    Effect of Loads, Fees and Charges............  19
    Other Information on Charges.................  19
RIVERSOURCE LIFE OF NY...........................  19
THE VARIABLE ACCOUNT AND THE FUNDS...............  19
    Relationship Between Funds and Subaccounts...  34
    Substitution of Investments..................  34
    Voting Rights................................  35
THE FIXED ACCOUNT................................  35
PURCHASING YOUR POLICY...........................  35
    Application..................................  35
    Premiums.....................................  36
    Limitations on the Use of the Policy.........  36
POLICY VALUE.....................................  37
    Fixed Account................................  37
    Subaccounts..................................  37
KEEPING THE POLICY IN FORCE......................  38
    Minimum Initial Premium Period...............  38
    No Lapse Guarantee...........................  38
    Grace Period.................................  38
    Reinstatement................................  39
    Exchange Right...............................  39
    Paid-Up Insurance Option.....................  39
PROCEEDS PAYABLE UPON DEATH......................  39
    Change in Death Benefit Option...............  40
    Changes in Specified Amount..................  40
    Misstatement of Age or Sex...................  42
    Suicide......................................  42
    Beneficiary..................................  42
TRANSFERS BETWEEN THE FIXED ACCOUNT AND
  SUBACCOUNTS....................................  42
    Restrictions on Transfers....................  42
    Fixed Account Transfer Policies..............  44
    Minimum Transfer Amounts.....................  44
    Maximum Transfer Amounts.....................  44
    Maximum Number of Transfers Per Year.........  44
    Automated Transfers..........................  44
    Automated Dollar-Cost Averaging..............  45
    Asset Rebalancing............................  46
    Portfolio Navigator Asset Allocation
       Program...................................  46
POLICY LOANS.....................................  49
    Minimum Loan Amounts.........................  49
    Maximum Loan Amounts.........................  49
    Allocation of Loans to Accounts..............  49
    Repayments...................................  49
    Overdue Interest.............................  49
    Effect of Policy Loans.......................  49
POLICY SURRENDERS................................  50
    Total Surrenders.............................  50
    Partial Surrenders...........................  50
TWO WAYS TO REQUEST A TRANSFER, LOAN OR
  SURRENDER......................................  51
PAYMENT OF POLICY PROCEEDS.......................  51
    Payment Options..............................  51
    Deferral of Payments.........................  52
FEDERAL TAXES....................................  52
    RiverSource Life of NY's Tax Status..........  52
    Taxation of Policy Proceeds..................  53
    Modified Endowment Contracts.................  54
    Other Tax Considerations.....................  55
    Split Dollar Arrangements....................  56
DISTRIBUTION OF THE POLICY.......................  57
LEGAL PROCEEDINGS................................  59
POLICY ILLUSTRATIONS.............................  59
KEY TERMS........................................  77
FINANCIAL STATEMENTS.............................  78


 2 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FEE TABLES(A)

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY OR SURRENDER THE POLICY.

TRANSACTION FEES

                                                                                          AMOUNT DEDUCTED
            CHARGE                   WHEN CHARGE IS DEDUCTED                VUL IV - NY                    VUL IV ES - NY
PREMIUM EXPENSE CHARGE           When you pay premium.            3.5% of each premium payment.    3.5% of each premium payment.
----------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(B)              When you surrender your policy   Rate per $1,000 of initial       Rate per $1,000 of initial
                                 for its full cash surrender      specified amount:                specified amount:
                                 value, or the policy lapses,
                                 during the first ten years and   MINIMUM: $5.11 -- Female,        MINIMUM: $5.11 -- Female,
                                 for ten years after requesting   Standard, Age 1                  Standard, Age 1
                                 an increase in the specified
                                 amount.                          MAXIMUM: $36.80 -- Male,         MAXIMUM: $36.80 -- Male,
                                                                  Standard Tobacco, Age 85         Standard Tobacco, Age 85
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $10.42 -- Male, Preferred        $10.42 -- Male, Preferred
                                                                  Nontobacco, Age 40               Nontobacco, Age 40
----------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE         When you surrender part of the   The lesser of:                   The lesser of:
                                 value of your policy.            - $25; or                        - $25; or
                                                                  - 2% of the amount surrendered.  - 2% of the amount surrendered.
----------------------------------------------------------------------------------------------------------------------------------
FEES FOR EXPRESS MAIL AND        When we pay policy proceeds by   - $15 -- United States           - $15 -- United States
ELECTRONIC FUND TRANSFERS OF     express mail or electronic fund  - $30 -- International           - $30 -- International
LOAN PAYMENTS AND SURRENDERS     transfer.
----------------------------------------------------------------------------------------------------------------------------------

(a) In prior policies, the "Standard Tobacco" risk classification was the "Smoker" risk classification and the "Preferred Nontobacco" risk classification was the "Preferred Nonsmoker" risk classification.
(b) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                                                          AMOUNT DEDUCTED
            CHARGE                   WHEN CHARGE IS DEDUCTED                VUL IV - NY                    VUL IV ES - NY
COST OF INSURANCE CHARGES(A)     Monthly.                         Monthly rate per $1,000 of net   Monthly rate per $1,000 of net
                                                                  amount at risk:                  amount at risk:
                                                                  MINIMUM: $.06 -- Female,         MINIMUM: $.06 -- Female,
                                                                  Standard, Age 10, Duration 1     Standard, Age 10, Duration 1
                                                                  MAXIMUM: $83.33 -- Male,         MAXIMUM: $83.33 -- Male,
                                                                  Standard Tobacco, Age 99         Standard Tobacco, Age 99
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $.20 -- Male, Preferred          $.20 -- Male, Preferred
                                                                  Nontobacco, Age 40, Duration 1   Nontobacco, Age 40, Duration 1
----------------------------------------------------------------------------------------------------------------------------------


(a) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                            IV - ESTATE SERIES -- PROSPECTUS   3

                                                                                          AMOUNT DEDUCTED
            CHARGE                   WHEN CHARGE IS DEDUCTED                VUL IV - NY                    VUL IV ES - NY
POLICY FEE                       Monthly.                         GUARANTEED: $7.50 per month.     GUARANTEED: $7.50 per month.
                                                                  CURRENT: $7.50 per month for     CURRENT: $0 per month.
                                                                  initial specified amounts below
                                                                  $250,000; and
                                                                  $0 per month for initial
                                                                  specified amounts of $250,000
                                                                  and above.
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       Daily.                           GUARANTEED: .90% of the average  GUARANTEED: .90% of the average
CHARGE                                                            daily net asset value of the     daily net asset value of the
                                                                  subaccounts for all policy       subaccounts for all policy
                                                                  years.                           years.
                                                                  CURRENT:                         CURRENT:
                                                                  - .90% for policy years 1-10;    - .90% for policy years 1-10;
                                                                  - .45% for policy years          - .30% for policy years
                                                                   11-20; and                       11-20; and
                                                                  - .30% for policy years 21 and   - .20% for policy years 21 and
                                                                    after.                           after.
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE ON LOANS           Charged daily and due at the     GUARANTEED: 5% per year.         GUARANTEED: 5% per year.
                                 end of the policy year.
                                                                  CURRENT:                         CURRENT:
                                                                  - 5% for policy years 1-10;      - 5% for policy years 1-10;
                                                                  - 3% for policy years 11+.       - 3% for policy years 11+.
                                                                  For prior policies:              For prior policies:
                                                                  GUARANTEED: 6% per year.         GUARANTEED: 6% per year.
                                                                  CURRENT:                         CURRENT:
                                                                  - 6% for policy years 1-10;      - 6% for policy years 1-10;
                                                                  - 4% for policy years 11+.       - 4% for policy years 11+.
----------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT RIDER   Monthly.                         Monthly rate per $1,000 of       Monthly rate per $1,000 of
(ADB)(A)                                                          accidental death benefit         accidental death benefit
                                                                  amount:                          amount:
                                                                  MINIMUM: $.04 -- Female, Age 5   MINIMUM: $.04 -- Female, Age 5
                                                                  MAXIMUM: $.16 -- Male, Age 69    MAXIMUM: $.16 -- Male, Age 69
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $.08 -- Male, Preferred          $.08 -- Male, Preferred
                                                                  Nontobacco, Age 40               Nontobacco, Age 40
----------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC INCREASE BENEFIT       No charge.                       No charge for this rider,        No charge for this rider,
RIDER (AIB)                                                       however, the additional          however, the additional
                                                                  insurance added by the rider is  insurance added by the rider is
                                                                  subject to monthly cost of       subject to monthly cost of
                                                                  insurance charges.               insurance charges.
----------------------------------------------------------------------------------------------------------------------------------


(a) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.


 4 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

                                                                                          AMOUNT DEDUCTED
            CHARGE                   WHEN CHARGE IS DEDUCTED                VUL IV - NY                    VUL IV ES - NY
BASE INSURED RIDER (BIR)(A)(B)   Monthly.                         Monthly rate per $1,000 of base  Monthly rate per $1,000 of base insured rider specified amount:  insured rider specified amount:
                                                                  MINIMUM: $.06 -- Female,         MINIMUM: $.06 -- Female,
                                                                  Standard, Age 10, Duration 1     Standard, Age 10, Duration 1
                                                                  MAXIMUM: $83.33 -- Male,         MAXIMUM: $83.33 -- Male,
                                                                  Standard Tobacco, Age 99         Standard Tobacco, Age 99
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $.20 -- Male, Preferred          $.20 -- Male, Preferred
                                                                  Nontobacco, Age 40, Duration 1   Nontobacco, Age 40, Duration 1
----------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE RIDER       Monthly.                         Monthly rate per $1,000 of CIR   Monthly rate per $1,000 of CIR
(CIR)                                                             specified amount:                specified amount:
                                                                  $.58                             $.58
----------------------------------------------------------------------------------------------------------------------------------
OTHER INSURED RIDER (OIR)(A)(B)  Monthly.                         Monthly rate per $1,000 of OIR   Monthly rate per $1,000 of OIR
                                                                  specified amount:                specified amount:
                                                                  MINIMUM: $.06 -- Female,         MINIMUM: $.06 -- Female,
                                                                  Standard, Age 10, Duration 1     Standard, Age 10, Duration 1
                                                                  MAXIMUM: $83.33 -- Male,         MAXIMUM: $83.33 -- Male,
                                                                  Standard Tobacco, Age 99         Standard Tobacco, Age 99
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $.20 -- Male, Preferred          $.20 -- Male, Preferred
                                                                  Nontobacco, Age 40, Duration 1   Nontobacco, Age 40, Duration 1
----------------------------------------------------------------------------------------------------------------------------------



(a) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b) For prior policies OIR and BIR cannot be added to any in-force policy and any OIR or BIR currently in-force on a policy cannot be increased.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                            IV - ESTATE SERIES -- PROSPECTUS   5

                                                                                          AMOUNT DEDUCTED
            CHARGE                   WHEN CHARGE IS DEDUCTED                VUL IV - NY                    VUL IV ES - NY
WAIVER OF MONTHLY DEDUCTION      Monthly.                         For policies purchased on or     For policies purchased on or
RIDER (WMD)                                                       after May 1, 2006, the           after May 1, 2006, the
                                                                  following applies:               following applies:
                                                                  Monthly rate per $1,000 of net   Monthly rate per $1,000 of net
                                                                  amount risk plus the BIR         amount risk plus the BIR
                                                                  specified amount and the OIR     specified amount and the OIR
                                                                  specified amounts if             specified amounts if
                                                                  applicable:                      applicable:
                                                                  MINIMUM: $.00692 -- Female,      MINIMUM: $.00692 -- Female,
                                                                  Nontobacco, Age 20               Nontobacco, Age 20
                                                                  MAXIMUM: $.34212 -- Male         MAXIMUM: $.34212 -- Male
                                                                  Standard Tobacco, Age 59         Standard Tobacco, Age 59
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $.01899 -- Male, Preferred       $.01341 -- Male, Preferred
                                                                  Nontobacco, Age 40               Nontobacco, Age 35
                                                                  For prior policies:              For prior policies:
                                                                  Monthly rate per $1,000 of net   Monthly rate per $1,000 of net
                                                                  amount at risk plus the BIR      amount at risk plus the BIR
                                                                  specified amount and the OIR     specified amount and the OIR
                                                                  specified amounts if             specified amounts if
                                                                  applicable:                      applicable:
                                                                  MINIMUM: $.01 -- Female,         MINIMUM: $.01 -- Female,
                                                                  Standard, Age 5                  Standard, Age 5
                                                                  MAXIMUM: $.28 -- Male, Standard  MAXIMUM: $.28 -- Male, Standard
                                                                  Tobacco, Age 59                  Tobacco, Age 59
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $.02 -- Male, Preferred          $.02 -- Male, Preferred
                                                                  Nontobacco, Age 40               Nontobacco, Age 35
                                                                  If you have CIR there will be    If you have CIR there will be
                                                                  an additional $.02 per month     an additional $.02 per month
                                                                  per $1,000 of the CIR specified  per $1,000 of the CIR specified
                                                                  amount.                          amount.
----------------------------------------------------------------------------------------------------------------------------------
WAIVER OF PREMIUM RIDER (WP)(A)  Monthly.                         Monthly rate multiplied by the   Monthly rate multiplied by the
                                                                  greater of the monthly-          greater of the monthly-
                                                                  specified premium selected for   specified premium selected for
                                                                  the rider or the monthly         the rider or the monthly
                                                                  deduction for the policy and     deduction for the policy and
                                                                  any other riders attached to     any other riders attached to
                                                                  the policy.                      the policy.
                                                                  MINIMUM: $.03206 -- Male,        MINIMUM: $.03206 -- Male,
                                                                  Nontobacco, Age 20               Nontobacco, Age 20
                                                                  MAXIMUM: $.40219 -- Female,      MAXIMUM: $.40219 -- Female,
                                                                  Standard Tobacco, Age 59         Standard Tobacco, Age 59
                                                                  REPRESENTATIVE INSURED:          REPRESENTATIVE INSURED:
                                                                  $.04009 -- Male, Preferred       $.04649 -- Male, Preferred
                                                                  Nontobacco, Age 35               Nontobacco, Age 40
----------------------------------------------------------------------------------------------------------------------------------


(a) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.


 6 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL ANNUAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A) (Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                          ACQUIRED FUND          GROSS TOTAL
                                             MANAGEMENT        12B-1         OTHER          FEES AND                ANNUAL
                                                FEES            FEES        EXPENSES       EXPENSES**              EXPENSES
 AIM V.I. Capital Appreciation Fund,           0.61%           0.25%         0.27%             --%                 1.13%
 Series II Shares
 AIM V.I. Capital Development Fund, Series     0.75            0.25          0.31              --                  1.31(1)
 II Shares
 AIM V.I. Dynamics Fund, Series I Shares       0.75              --          0.36              --                  1.11
 AIM V.I. Financial Services Fund, Series      0.75              --          0.36              --                  1.11
 I Shares
 AIM V.I. International Growth Fund,           0.71            0.25          0.36            0.01                  1.33(1)
 Series II Shares
 AIM V.I. Technology Fund, Series I Shares     0.75              --          0.35            0.01                  1.11
 AllianceBernstein VPS Growth and Income       0.55            0.25          0.04              --                  0.84
 Portfolio (Class B)
 AllianceBernstein VPS International Value     0.75            0.25          0.06              --                  1.06
 Portfolio (Class B)
 AllianceBernstein VPS Large Cap Growth        0.75            0.25          0.07              --                  1.07
 Portfolio (Class B)
 American Century VP International, Class      1.10            0.25          0.01              --                  1.36
 II
 American Century VP Value, Class II           0.83            0.25          0.01              --                  1.09
 Calvert Variable Series, Inc. Social          0.70              --          0.20              --                  0.90
 Balanced Portfolio
 Columbia High Yield Fund, Variable            0.78            0.25          0.12              --                  1.15(2)
 Series, Class B(b)
 Credit Suisse Trust - Commodity Return        0.50            0.25          0.28              --                  1.03(3)
 Strategy Portfolio
 Eaton Vance VT Floating-Rate Income Fund      0.57            0.25          0.32              --                  1.14
 Evergreen VA Fundamental Large Cap            0.58            0.25          0.17              --                  1.00
 Fund - Class 2
 Fidelity(R) VIP Contrafund(R) Portfolio       0.56            0.25          0.09              --                  0.90
 Service Class 2
 Fidelity(R) VIP Growth & Income Portfolio     0.46            0.25          0.12              --                  0.83
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio Service     0.56            0.25          0.10              --                  0.91
 Class 2
 Fidelity(R) VIP Overseas Portfolio            0.71            0.25          0.14              --                  1.10
 Service Class 2
 FTVIPT Franklin Global Real Estate            0.75            0.25          0.31              --                  1.31(4)
 Securities Fund - Class 2
 FTVIPT Franklin Small Cap Value               0.51            0.25          0.15            0.02                  0.93(5)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities               0.59            0.25          0.13              --                  0.97
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value               0.80              --          0.07              --                  0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S. Equity      0.65              --          0.07              --                  0.72(6)
 Fund - Institutional Shares
 Janus Aspen Series Global Technology          0.64            0.25          0.18            0.01                  1.08
 Portfolio: Service Shares
 Janus Aspen Series International Growth       0.64            0.25          0.06              --                  0.95
 Portfolio: Service Shares
 Janus Aspen Series Large Cap Growth           0.64            0.25          0.02            0.01                  0.92
 Portfolio: Service Shares


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                            IV - ESTATE SERIES -- PROSPECTUS   7

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                          ACQUIRED FUND          GROSS TOTAL
                                             MANAGEMENT        12B-1         OTHER          FEES AND                ANNUAL
                                                FEES            FEES        EXPENSES       EXPENSES**              EXPENSES
 Lazard Retirement International Equity        0.75%           0.25%         0.18%             --%                 1.18%
 Portfolio - Service Shares
 MFS(R) Investors Growth Stock                 0.75            0.25          0.11              --                  1.11
 Series - Service Class
 MFS(R) New Discovery Series - Service         0.90            0.25          0.11              --                  1.26
 Class
 MFS(R) Utilities Series - Service Class       0.75            0.25          0.10              --                  1.10(7)
 Oppenheimer Global Securities Fund/VA,        0.62            0.25          0.02              --                  0.89
 Service Shares(b)
 Oppenheimer Main Street Small Cap             0.70            0.25          0.02              --                  0.97
 Fund/VA, Service Shares(b)
 Oppenheimer Strategic Bond Fund/VA,           0.57            0.25          0.02            0.02                  0.86(8)
 Service Shares(b)
 PIMCO VIT All Asset Portfolio, Advisor        0.18            0.25          0.25            0.69                  1.37(9)
 Share Class
 Pioneer Equity Income VCT                     0.65            0.25          0.05              --                  0.95
 Portfolio - Class II Shares
 Pioneer International Value VCT               0.85            0.25          0.32              --                  1.42
 Portfolio - Class II Shares
 Putnam VT Health Sciences Fund - Class IB     0.70            0.25          0.13              --                  1.08
 Shares
 Putnam VT International Equity                0.73            0.25          0.11            0.01                  1.10
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB Shares        0.65            0.25          0.11              --                  1.01
 RVST Disciplined Asset Allocation(SM)           --            0.25          0.30            0.76                  1.31(10)
 Portfolios - Aggressive
 RVST Disciplined Asset Allocation(SM)           --            0.25          0.30            0.64                  1.19(10)
 Portfolios - Conservative
 RVST Disciplined Asset Allocation(SM)           --            0.25          0.30            0.70                  1.25(10)
 Portfolios - Moderate
 RVST Disciplined Asset Allocation(SM)           --            0.25          0.30            0.73                  1.28(10)
 Portfolios - Moderately Aggressive
 RVST Disciplined Asset Allocation(SM)           --            0.25          0.30            0.67                  1.22(10)
 Portfolios - Moderately Conservative
 RVST RiverSource(R) Partners Variable         0.70            0.13          0.16              --                  0.99(11)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable         0.83            0.13          1.13              --                  2.09(11)
 Portfolio - Select Value Fund(b)
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable         0.97            0.13          0.18              --                  1.28(11)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable                  0.53            0.13          0.14              --                  0.80
 Portfolio - Balanced Fund
 RVST RiverSource(R) Variable                  0.33            0.13          0.14              --                  0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable                  0.45            0.13          0.16              --                  0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable                  0.59            0.13          0.14              --                  0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable                  0.68            0.13          0.19              --                  1.00(11)
 Portfolio - Global Bond Fund
 RVST RiverSource(R) Variable                  0.44            0.13          0.17              --                  0.74(11)
 Portfolio - Global Inflation Protected
 Securities Fund (b)
 RVST RiverSource(R) Variable                  0.60            0.13          0.16              --                  0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable                  0.59            0.13          0.15              --                  0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable                  0.61            0.13          0.17              --                  0.91
 Portfolio - Income Opportunities Fund(b)
 RVST RiverSource(R) Variable                  0.58            0.13          0.15              --                  0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable                  0.59            0.13          0.36              --                  1.08(11)
 Portfolio - Large Cap Value Fund(b)
 RVST RiverSource(R) Variable                  0.58            0.13          0.15              --                  0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable                  0.73            0.13          0.17              --                  1.03(11)
 Portfolio - Mid Cap Value Fund(b)
 RVST RiverSource(R) Variable                  0.22            0.13          0.17              --                  0.52(11)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable                  0.48            0.13          0.18              --                  0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST RiverSource(R) Variable                  0.68            0.13          0.20              --                  1.01(11)
 Portfolio - Small Cap Advantage Fund
 RVST Threadneedle(R) Variable                 1.11            0.13          0.26              --                  1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable                 0.69            0.13          0.19              --                  1.01
 Portfolio - International Opportunity
 Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity
 Fund)
 Van Kampen Life Investment Trust Comstock     0.56            0.25          0.03              --                  0.84
 Portfolio, Class II Shares


 8 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                          ACQUIRED FUND          GROSS TOTAL
                                             MANAGEMENT        12B-1         OTHER          FEES AND                ANNUAL
                                                FEES            FEES        EXPENSES       EXPENSES**              EXPENSES
 Van Kampen UIF Global Real Estate             0.85%           0.35%         0.38%             --%                 1.58%(12)
 Portfolio, Class II Shares
 Van Kampen UIF Mid Cap Growth Portfolio,      0.75            0.35          0.35              --                  1.45(12)
 Class II Shares
 Wanger International Small Cap                0.88              --          0.11              --                  0.99
 (effective June 1, 2008, the Fund will
 change its name to Wanger International)
 Wanger U.S. Smaller Companies                 0.90              --          0.05              --                  0.95
 (effective June 1, 2008, the Fund will
 change its name to Wanger USA)
 Wells Fargo Advantage VT Asset Allocation     0.55            0.25          0.22              --                  1.02(13)
 Fund
 Wells Fargo Advantage VT International        0.75            0.25          0.43              --                  1.43(13)
 Core Fund
 Wells Fargo Advantage VT Opportunity Fund     0.73            0.25          0.20              --                  1.18(13)
 Wells Fargo Advantage VT Small Cap Growth     0.75            0.25          0.23              --                  1.23(13)
 Fund



  * The Funds provided the information on their expenses and we have not independently verified the information.


 ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).



 (b) Before June 11, 2007, these Funds were not available under prior policies. (See Appendix A)



 (1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares and 1.32% for AIM V.I. International Growth Fund, Series II Shares.



 (2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.



 (3) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.



 (4) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.



 (5) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.



 (6) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.



 (7) MFS has agreed in writing to reduce its management fee to 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.



 (8) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.



 (9) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.



(10) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), will not exceed 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Aggressive, 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Conservative, 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Moderate, 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Moderately Aggressive and 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Moderately Conservative.



(11) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     0.98% for RVST RiverSource(R) Partners Variable Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable
     Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.98% for RVST RiverSource(R) Variable Portfolio - Global Bond Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund, 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund and 1.13% for RVST RiverSource(R) Variable Portfolio - Small Cap Advantage Fund.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                            IV - ESTATE SERIES -- PROSPECTUS   9

(12) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares and 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares.



(13) The adviser has contractually agreed through April 30, 2009 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.07% for Wells Fargo Advantage VT Opportunity Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund.


 10 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

POLICY BENEFITS AND RISKS

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.

POLICY BENEFITS

       POLICY BENEFIT                  WHAT IT MEANS                                     HOW IT WORKS
DEATH BENEFIT                 We will pay a benefit to the     The amount payable is the death benefit amount minus any
                              beneficiary of the policy when   indebtedness as of the death benefit valuation date. You may
                              the insured dies. Before the     choose either of the following death benefit options:
                              insured's attained insurance
                              age 100, your policy's death     OPTION 1 (LEVEL AMOUNT): If death is prior to the insured's
                              benefit can never be less than   attained insurance age 100, the death benefit amount is the the specified amount unless you  greater of the following as determined on the death benefit
                              change that amount or your       valuation date:
                              policy has outstanding           - the specified amount; or
                              indebtedness.                    - a percentage of the policy value.
                                                               OPTION 2 (VARIABLE AMOUNT): If death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
                                                               - the policy value plus the specified amount; or
                                                               - the percentage of the policy value.
                                                               You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges.
                                                               UNDER BOTH OPTION 1 AND OPTION 2, IF DEATH IS ON OR AFTER THE
                                                               INSURED'S ATTAINED INSURANCE AGE 100, THE DEATH BENEFIT AMOUNT
                                                               WILL BE THE GREATER OF:
                                                               - the policy value on the death benefit valuation date; or
                                                               - the policy value at the insured's attained insurance age 100.
--------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL GUARANTEE     Your policy will not lapse (end  MINIMUM INITIAL GUARANTEE PERIOD: A period of the first five
PERIOD AND NO LAPSE           without value) if the Minimum    policy years during which you may choose to pay the minimum
GUARANTEE (NLG)               Initial Guarantee Period or the  initial premium as long as the policy value minus indebtedness
                              NLG is in effect, even if the    equals or exceeds the monthly deduction.
                              cash surrender value is less
                              than the amount needed to pay    NO LAPSE GUARANTEE: Each policy has the following NLG option,
                              the monthly deduction.           which remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy value minus surrender charges:
                                                               - NO LAPSE GUARANTEE TO AGE 100 (NLG-100) guarantees the policy will not lapse before the insured's attained insurance age 100.
                                                                 The NLG-100 is not available when you add an OIR to your
                                                                 policy. This does not apply to prior policies.
--------------------------------------------------------------------------------------------------------------------------------
FLEXIBLE PREMIUMS             You choose when to pay premiums  When you apply for your policy, you state how much you intend to
                              and how much premium to pay.     pay and whether you will pay quarterly, semiannually or annually.
                                                               You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the NLG remains in effect.
--------------------------------------------------------------------------------------------------------------------------------

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   11

       POLICY BENEFIT                  WHAT IT MEANS                                     HOW IT WORKS
RIGHT TO EXAMINE YOUR POLICY  You may return your policy for   You may mail or deliver the policy to our home office or to your
("FREE LOOK")                 any reason and receive a full    sales representative with a written request for cancellation by
                              refund of all premiums paid.     the 10th day after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.
                                                               Under our current administrative practice, your request to cancel the policy under the "Free Look" provision will be honored if received at our home office within 30 days from the latest of the following dates:
                                                               - The date we mail the policy from our office
                                                               - The policy date (only if the policy is issued in force)
                                                               - The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
                                                               We reserve the right to change or discontinue this administrative practice at any time.
--------------------------------------------------------------------------------------------------------------------------------
EXCHANGE RIGHT                For two years after the policy   Because the policy itself offers a fixed return option, all you
                              is issued, you can exchange it   need to do is transfer all of the policy value in the subaccounts
                              for one that provides benefits   to the fixed account. This exchange does not require our
                              that do not vary with the        underwriting approval. We do not issue a new policy. State
                              investment return of the         restrictions may apply.
                              subaccounts.
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CHOICES            You may direct your net
                              premiums or transfer your
                              policy's value to:
                              THE VARIABLE ACCOUNT which       - UNDER THE VARIABLE ACCOUNT your policy's value may increase or
                              consists of subaccounts, each      decrease daily, depending on the investment return. No minimum
                              of which invests in a fund with    amount is guaranteed.
                              a particular investment
                              objective; or
                              THE FIXED ACCOUNT which is our   - THE FIXED ACCOUNT earns interest rates that we adjust
                              general investment account.        periodically. This rate will never be lower than 3% (4% for prior policies).
--------------------------------------------------------------------------------------------------------------------------------
SURRENDERS                    You may cancel the policy while  The cash surrender value is the policy value minus indebtedness
                              it is in force and receive its   minus any applicable surrender charges. Partial surrenders are
                              cash surrender value or take a   available within certain limits for a fee.
                              partial surrender out of your
                              policy.
--------------------------------------------------------------------------------------------------------------------------------
LOANS                         You may borrow against your      Your policy secures the loan.
                              policy's cash surrender value.
--------------------------------------------------------------------------------------------------------------------------------
TRANSFERS                     You may transfer your policy's   You may transfer policy value from one subaccount to another or
                              value.                           between subaccounts and the fixed account. You can also arrange for automated transfers among the fixed account and subaccounts.
                                                               Certain restrictions may apply.
--------------------------------------------------------------------------------------------------------------------------------

 12 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

       POLICY BENEFIT                  WHAT IT MEANS                                     HOW IT WORKS
OPTIONAL INSURANCE BENEFITS   You may add optional benefits    AVAILABLE RIDERS YOU MAY ADD:
                              to your policy at an additional  - ACCIDENTAL DEATH BENEFIT RIDER (ADB): ADB provides an
                              cost, in the form of riders (if    additional death benefit if the insured's death is caused by
                              you meet certain requirements).    accidental injury.
                              The amounts of these benefits    - AUTOMATIC INCREASE BENEFIT RIDER (AIB): AIB provides an
                              do not vary with investment        increase in the specified amount at a designated percentage on
                              experience of the variable         each policy anniversary until the earliest of the insured's
                              account. Certain restrictions      attained insurance age 65 or the occurrence of certain other
                              apply and are clearly described    events, as described in the rider.
                              in the applicable rider. For     - BASE INSURED RIDER (BIR): BIR provides an additional level
                              prior policies, OIR and BIR        adjustable death benefit on the base insured.
                              cannot be added to any in-force  - CHILDREN'S INSURANCE RIDER (CIR): CIR provides level term
                              policy and any OIR or BIR          coverage on each eligible child.
                              currently in-force on a policy   - OTHER INSURED RIDER (OIR): OIR provides a level, adjustable
                              cannot be increased.               death benefit on the life of each other insured covered. Adding this rider to your policy will cause the loss of the policy's
                                                                 No Lapse Guarantee to Age 100. This rule does not apply to prior policies.
                                                               - WAIVER OF MONTHLY DEDUCTION RIDER (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled before attained insurance age 60.
                                                               In addition for policies purchased on or after May 1, 2006, the following applies:
                                                                 - If total disability begins on or after attained insurance age
                                                                   60 but before attained insurance age 65, the monthly
                                                                   deduction will be waived only for a limited period of time;
                                                                   and
                                                                 - WMD also includes a waiver for involuntary unemployment
                                                                   benefit where monthly deductions may be waived up to 12
                                                                   months. Ask your sales representative about the terms of the
                                                                   WMD.
                                                               - WAIVER OF PREMIUM RIDER (WP): If the insured becomes totally disabled before attained insurance age 60, prior to attained insurance age 65 we will add the monthly-specified premium shown in the policy to the policy value, or waive the monthly deduction if higher. On and after attained insurance age 65 the monthly deduction will be waived. If total disability begins on or after attained insurance age 60 but before attained
                                                                 insurance age 65, the addition of the monthly deduction will be for a limited period of time. WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.
--------------------------------------------------------------------------------------------------------------------------------


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   13

POLICY RISKS


       POLICY BENEFIT                  WHAT IT MEANS                                    WHAT CAN HAPPEN
INVESTMENT RISK               You direct your net premiums or  - You can lose cash values due to adverse investment experience.
                              transfer your policy's value to    No minimum amount is guaranteed under the subaccounts of the
                              a subaccount that drops in         variable account.
                              value.                           - Your death benefit under Option 2 may be lower due to adverse investment experience.
                                                               - Your policy could lapse due to adverse investment experience if neither the Minimum Initial Premium Period nor the NLG is in effect and you do not pay the premiums needed to maintain
                                                                 coverage.
                              --------------------------------------------------------------------------------------------------
                              You transfer your policy's       - The value of the subaccount from which you transferred could
                              value between subaccounts.         increase.
                                                               - The value of the subaccount to which you transferred could decrease.
--------------------------------------------------------------------------------------------------------------------------------
RISK OF LIMITED POLICY        The policy is not suitable as a  - If you are unable to afford the premiums needed to keep the
VALUES IN EARLY YEARS         short-term investment.             policy in force for a long period of time, your policy could lapse with no value.
                              --------------------------------------------------------------------------------------------------
                              Your policy has little or no     - Surrender charges apply to this policy for the first ten years.
                              cash surrender value in the        Surrender charges can significantly reduce policy value. Poor
                              early policy years.                investment performance can also significantly reduce policy values. During early policy years the cash surrender value may be less than the premiums you pay for the policy.
                              --------------------------------------------------------------------------------------------------
                              Your ability to take partial     - You cannot take partial surrenders during the first policy
                              surrenders is limited.             year.
--------------------------------------------------------------------------------------------------------------------------------
LAPSE RISK                    You do not pay the premiums      - We will not pay a death benefit if your policy lapses.
                              needed to maintain coverage.
                              --------------------------------------------------------------------------------------------------
                              Your policy may lapse due to     - Surrender charges affect the surrender value, which is a
                              surrender charges.                 measure we use to determine whether your policy will enter a grace period (and possibly lapse). A partial surrender will reduce the policy value, will reduce the death benefit and may terminate the NLG.
                              --------------------------------------------------------------------------------------------------
                              You take a loan against your     - Taking a loan increases the risk that your policy will lapse,
                              policy.                            will have a permanent effect on the policy value, will reduce the death benefit and may terminate the NLG.
                              --------------------------------------------------------------------------------------------------
                              Your policy can lapse due to     - Your policy could lapse due to adverse investment experience if
                              poor investment performance.       neither the Minimum Initial Premium Period nor the NLG is in effect and you do not pay premium needed to maintain coverage.
--------------------------------------------------------------------------------------------------------------------------------


 14 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

       POLICY BENEFIT                  WHAT IT MEANS                                    WHAT CAN HAPPEN
EXCHANGE/REPLACEMENT RISK     You drop another policy to buy   - You may pay surrender charges on the policy you drop.
                              this one.                        - This policy has surrender charges, which may extend beyond those in the policy you drop.
                                                               - You will be subject to new incontestability and suicide
                                                                 periods.
                                                               - You may be in a higher insurance risk rating category now and you may pay higher premiums.
                                                               - If you drop the policy, if not part of an exchange under
                                                                 Section 1035 of the Code, there may be adverse tax consequences if your total policy value (before any loans) exceeds your investment in the policy.
                                                               - If you drop the policy as part of an exchange under Section
                                                                 1035 of the Code and there is a loan on the policy, there may be adverse tax consequences if your total policy value (before the loan) exceeds your investment in the policy.
                              --------------------------------------------------------------------------------------------------
                              You use cash values or           - If you borrow from another policy to buy this one, the loan
                              dividends from another policy      reduces the death benefit on the other policy. If you fail to
                              to buy this one, without           repay the loan and accrued interest, you could lose the other
                              dropping the other policy.         coverage and you may be subject to income tax if the policy lapses or is surrendered with a loan against it.
                                                               - If the exchange does not qualify as an exchange under Section
                                                                 1035 of the Code, there may be adverse tax consequences.
--------------------------------------------------------------------------------------------------------------------------------
TAX RISK                      A policy may be classified as a  - Federal income tax on earnings will apply to surrenders or
                              "modified endowment contract"      loans from a modified endowment contract or an assignment or
                              ("MEC") for federal income tax     pledge of a modified endowment contract. Earnings come out
                              purposes when issued. If a         first on surrenders or loans from a modified endowment contract
                              policy is not a MEC when           or an assignment or pledge of a modified endowment contract. If
                              issued, certain changes you may    you are under age 59 1/2, a 10% penalty tax also may apply to
                              make to the policy may cause it    these earnings.
                              to become a MEC.
                              --------------------------------------------------------------------------------------------------
                              If your policy lapses or is      - You will be taxed on any earnings in the policy. For non-MEC
                              fully surrendered with an          policies, this is earnings in policy cash value and earnings
                              outstanding policy loan, you       previously taken via existing loans. It could be the case that
                              may experience a significant       a policy with a relatively small existing cash value could have
                              tax risk, especially if your       significant earnings that will be taxed upon lapse or surrender
                              policy is not a modified           of the policy. For MEC policies, this is the remaining earnings
                              endowment contract.                in the policy.
                              --------------------------------------------------------------------------------------------------
                              The policy may fail to qualify   - You could lose any or all of the specific federal income tax
                              as life insurance for federal      attributes and benefits of a life insurance policy including
                              income tax purposes. Congress      tax- deferred accrual of cash values, and income tax free death
                              may change current tax law at      benefits and for non-MEC contracts your ability to take non-
                              any time.                          taxable distributions from the policy.
                              The interpretation of current
                              tax law is subject to change by
                              the Internal Revenue Service
                              (IRS) or the courts at any
                              time.
--------------------------------------------------------------------------------------------------------------------------------


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   15

       POLICY BENEFIT                  WHAT IT MEANS                                    WHAT CAN HAPPEN
TAX RISK (CONTINUED)
                              The IRS may determine that you   - You may be taxed on the income of each subaccount to the extent
                              are the owner of the fund          of your interest in the subaccount.
                              shares held by our Variable
                              Account.
                              --------------------------------------------------------------------------------------------------
                              You may buy this policy to fund  - The tax-deferred accrual of cash values provided by the policy
                              a tax-deferred retirement plan.    is unnecessary because tax deferral is provided by the
                                                                 tax-deferred retirement plan.
                              The investments in the           - If a policy fails to qualify as a life insurance policy because
                              subaccount are not adequately      it is not adequately diversified, the policyholder must include
                              diversified.                       in gross income the "income on the contract" (as defined in
                                                                 Section 7702(g) of the Code).
--------------------------------------------------------------------------------------------------------------------------------



Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.


FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. THE INVESTMENT ADVISERS CANNOT GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES.

LOADS, FEES AND CHARGES

Policy charges primarily compensate us for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies.

 16 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which you want us to take the monthly deduction, or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect or the Minimum Initial Guarantee Period is in effect and the premium payment requirements have been met. (See "No Lapse Guarantee," "Minimum Initial Guarantee Period," "Grace Period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, this is the cost of providing the death benefit under your policy. It depends on:

   - the amount of the death benefit;

   - the policy value; and

   - the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [A X (B - C)] + D where:

   "A" IS THE MONTHLY COST OF INSURANCE RATE based on the insured's insurance age, duration, sex (unless unisex rates are required by law) and risk classification and election of WMD. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

       We set the rates based on our expectations as to future mortality experience. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

   "B" IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

   "C" IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.

   "D" IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $7.50 per month for initial specified amounts below $250,000 and $0 per month for initial specified amounts of $250,000 and above for VUL
   IV - NY; $0 per month for VUL IV ES - NY. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits you add to the policy by rider. (See "Fee Tables -- Charges Other than Fund Operating Expenses.")

SURRENDER CHARGE*

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   17

The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. It will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates the maximum surrender charge for VUL IV - NY and VUL IV ES - NY for a male, insurance age 40 qualifying for preferred nontobacco rates. We assume the specified amount to be $275,000 for VUL IV - NY. For VUL IV ES - NY, we assume the specified amount to be $2,000,000.

LAPSE OR SURRENDER                 MAXIMUM SURRENDER CHARGE
AT BEGINNING OF YEAR   VUL IV - NY                       VUL IV ES - NY
          1             $2,865.50                          $20,840.00
          2              2,865.50                           20,840.00
          3              2,865.50                           20,840.00
          4              2,865.50                           20,840.00
          5              2,865.50                           20,840.00
          6              2,865.50                           20,840.00
          7              2,292.40                           16,672.00
          8              1,719.30                           12,504.00
          9              1,146.20                            8,336.00
         10                573.10                            4,168.00
         11                  0.00                                0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

* In prior policies, the "preferred nontobacco" risk classification was the "preferred nonsmoker" risk classification.

PARTIAL SURRENDER CHARGE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

We deduct this charge from the subaccounts. It is equal, on an annual basis, to ..9% of the average daily net asset value of the subaccounts for the first 10 policy years. For years 11-20 this charge equals .45% for VUL IV - NY and .3% for VUL IV ES - NY. For years 21 and after, this charge equals .3% for VUL
IV - NY and .2% for VUL IV ES - NY. We reserve the right to charge up to .9% for both VUL IV - NY and VUL IV ES - NY for all policy years. Computed daily, the charge primarily compensates us for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.

ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

 18 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

- cost of insurance charges;

- surrender charges;

- cost of optional insurance benefits;

- policy fees;

- mortality and expense risk charges; and

- annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.

RIVERSOURCE LIFE OF NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 20 Madison Avenue Extension, P.O. Box 5144, Albany, NY 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

THE FUNDS: The policy currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   19

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of the underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies, and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under asset allocation programs we offer (see "Transfers Between the Fixed Account and Subaccounts -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the policies, contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE POLICY: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is a substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and it affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on policy values that invested in RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this policy and other policies and contracts that we and out affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this policy and other policies and contracts that we and out affiliate issue. Please see the Statement of Additional Information
  (SAI) for a table that ranks the unaffiliated funds according to total dollar amounts and their affiliates paid us or our affiliates in 2007.



  Expense payments non-cash compensation and other forms of revenue may influence recommendations your sales representative makes regarding whether you should invest in the policy and whether you should allocate premiums or policy value to a subaccount that invests in a particular fund (see "Distribution of the Policy").


 20 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

  The revenue we and/or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the policy ("Fee Tables"). However, the revenue we and/or affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate policy value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues, including, but not limited to expense payments and non-cash compensation for various purposes including:

   - Compensating, training and educating sales representatives who sell the policies.

   - Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

   - Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to prospective and existing policy owners, authorized selling firms and sales representatives.

   - Providing sub-transfer agency and shareholder servicing to policy owners.

   - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the policies.

   - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


   - Furnishing personal services to policy owners, including education of policy owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


   - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

YOU CAN DIRECT YOUR NET PREMIUMS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc., adviser,
Appreciation Fund, Series II  stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average long-term        subadvisers.
                              growth and excellent prospects for future
                              growth. The Fund can invest up to 25% of its
                              total assets in foreign securities that involve
                              risks not associated with investing solely in
                              the United States.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   21

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc., adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Dynamics Fund,       Capital growth. Invests at least 65% of its net   Invesco Aim Advisors, Inc., adviser,
Series I Shares               assets primarily in common stocks of mid-sized    advisory entities affiliated with
                              companies, companies included in the Russell      Invesco Aim Advisors, Inc.,
                              Midcap(R) Growth Index at the time of purchase.   subadvisers.
                              The Fund also has the flexibility to invest in
                              other types of securities, including preferred
                              stocks, convertible securities and bonds.
AIM V.I. Financial Services   Capital growth. Actively managed. Invests at      Invesco Aim Advisors, Inc., adviser,
Fund, Series I Shares         least 80% of its net assets in the equity         advisory entities affiliated with
                              securities and equity-related instruments of      Invesco Aim Advisors, Inc.,
                              companies involved in the financial services      subadvisers.
                              sector. These companies include, but are not
                              limited to, banks, insurance companies,
                              investment and miscellaneous industries (asset
                              managers, brokerage firms, and
                              government-sponsored agencies and suppliers to
                              financial services companies).
AIM V.I. International        Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc., adviser,
Growth Fund, Series II        in a diversified portfolio of international       advisory entities affiliated with
Shares                        equity securities, whose issuers are considered   Invesco Aim Advisors, Inc.,
                              to have strong earnings momentum. The Fund may    subadvisers.
                              invest up to 20% of its total assets in security
                              issuers located in developing countries and in
                              securities exchangeable for or convertible into
                              equity securities of foreign companies.
AIM V.I. Technology Fund,     Capital growth. The Fund is actively managed.     Invesco Aim Advisors, Inc., adviser,
Series I Shares               Invests at least 80% of its net assets in equity  advisory entities affiliated with
                              securities and equity-related instruments of      Invesco Aim Advisors, Inc.,
                              companies engaged in technology-related           subadvisers.
                              industries. These include, but are not limited
                              to, various applied technologies, hardware,
                              software, semiconductors, telecommunications
                              equipment and services, and service-related
                              companies in information technology. Many of
                              these products and services are subject to rapid
                              obsolescence, which may lower the market value
                              of securities of the companies in this sector.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS         Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
International Value           in a diversified portfolio of equity securities
Portfolio (Class B)           of established companies selected from more than
                              40 industries and from than 40 developed and
                              emerging market countries.
AllianceBernstein VPS Large   Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
Cap Growth Portfolio (Class   in equity securities of U.S. companies. Unlike
B)                            most equity funds, the Portfolio focuses on a
                              relatively small number of intensively
                              researched companies.
American Century VP           Capital growth. Invests primarily in stocks of    American Century Global Investment
International, Class II       growing foreign companies in developed            Management, Inc.
                              countries.


 22 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
American Century VP Value,    Long-term capital growth, with income as a        American Century Investment Management,
Class II                      secondary objective. Invests primarily in stocks  Inc.
                              of companies that management believes to be
                              undervalued at the time of purchase.
Calvert Variable Series,      Competitive total return through actively         Calvert Asset Management Company, Inc.,
Inc. Social Balanced          managed portfolio of stocks, bonds and money      adviser. SSgA Funds Management, Inc.
Portfolio                     market instruments which offer income and         and New Amsterdam Partners, LLP
                              capital growth opportunity and which satisfy      subadvisers on equity portion; no
                              Portfolio's investment and social criteria.       subadviser on fixed-income portion.
                              Typically invests about 60% of net assets in
                              stocks (primarily common stocks of U.S.
                              large-cap companies) and 40% in investment grade
                              bonds and other fixed-income investments.
                              Investments must be consistent with Portfolio's
                              current financial and social criteria.
Columbia High Yield Fund,     Total return, consisting of a high level of       Columbia Management Advisors, LLC,
Variable Series, Class B      income and capital appreciation. Under normal     advisor; MacKay Shields LLC,
                              circumstances, the Fund invests at least 80% of   subadviser.
                              net assets in domestic and foreign corporate
                              below investment grade debt securities. These
                              securities generally will be, at the time of
                              purchase, rated BB or below Standard & Poor's
                              Corporation (S&P) or Fitch, rated "Ba" or below
                              by Moody's, or unrated but determined by the
                              Advisor to be of comparable quality. The Fund
                              invests primarily in domestic corporate below
                              investment grade securities (including private
                              placements), U.S. dollar-denominated foreign
                              corporate below investment grade securities
                              (including private placements), zero-coupon
                              bonds and U.S. Government obligations. The Fund
                              may invest up to 20% of net assets in equity
                              securities that may include convertible
                              securities. The Fund is not managed to a
                              specific duration.
Credit Suisse Trust -         Total Return. Invests in commodity-linked         Credit Suisse Asset Management, LLC
Commodity Return Strategy     derivative instruments backed and fixed-income
Portfolio                     securities. The portfolio invests in
                              commodity-linked derivative instruments, such as
                              commodity-linked notes, swap agreements,
                              commodity options, futures and options on
                              futures that provide exposure to the investment
                              returns of the commodities markets without
                              investing directly in physical commodities. The
                              portfolio invests all of its assets in
                              commodity-linked derivative instruments, such as
                              structured notes and swaps, and fixed-income
                              securities, subject to applicable IRS limits.
                              The portfolio may also gain exposure to
                              commodity markets by invests in the Credit
                              Suisse Cayman Commodity Fund II, a wholly owned
                              subsidiary of the Portfolio formed in the Cayman
                              Island.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   23

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Eaton Vance VT Floating-      High level of current income. The Fund invests    Eaton Vance Management
Rate Income Fund              primarily in senior floating rate loans ("Senior
                              Loans"). Senior Loans typically are of below
                              investment grade quality and have below
                              investment grade credit ratings, which ratings
                              are associated with securities having high risk,
                              speculative characteristics. The Fund invests at
                              least 80% of its net assets in income producing
                              floating rate loans and other floating rate debt
                              securities. The Fund may also purchase
                              investment grade fixed income debt securities
                              and money market instruments. The Fund may
                              invest up to 25% of its total assets in foreign
                              securities and may engage in certain hedging
                              transactions. The Fund may purchase derivative
                              instruments, such as futures contracts and
                              options thereon, interest rate and credit
                              default swaps, credit linked notes and currency
                              hedging derivatives.
Evergreen VA Fundamental      Capital growth with the potential for current     Evergreen Investment Management
Large Cap Fund - Class 2      income. Invests in primarily common stocks of     Company, LLC
                              large U.S. companies whose market
                              capitalizations measured at time of purchase
                              fall within the marked capitalization range of
                              the companies tracked by the Russell 1000(R)
                              Index.
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub-advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP Growth &      High total return through a combination of        Fidelity Management & Research Company
Income Portfolio Service      current income and capital appreciation.          (FMR), investment manager; FMR U.K.,
Class 2                       Normally invests a majority of assets in common   FMR Far East, sub-advisers.
                              stocks with a focus on those that pay current
                              dividends and show potential for capital
                              appreciation. May invest in bonds, including
                              lower-quality debt securities, as well as stocks
                              that are not currently paying dividends, but
                              offer prospects for future income or capital
                              appreciation. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth"
                              stocks or "value" stocks or both.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub-advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.


 24 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
FTVIPT Franklin Global Real   High total return. The Fund normally invests at   Franklin Templeton Institutional, LLC
Estate Securities             least 80% of its net assets in investments of
Fund - Class 2                companies located anywhere in the world that
                              operates in the real estate sector and normally
                              invests predominantly in equity securities.
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   25

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Structured  Long-term growth of capital and dividend income.  Goldman Sachs Asset Management, L.P.
U.S. Equity                   The Fund invests, under normal circumstances, at
Fund - Institutional Shares   least 80% of its net assets plus any borrowings
                              for investment purposes (measured at the time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in U.S. issuers,
                              including foreign companies that are traded in
                              the United States. However, it is currently
                              anticipated that, under normal circumstances,
                              the Fund will invest at least 95% of its Net
                              Assets in such equity investments. The Fund's
                              investments are selected using a variety of
                              quantitative techniques, derived from
                              fundamental research including but not limited
                              to valuation, momentum, profitability and
                              earnings quality, in seeking to maximize the
                              Fund's expected returns. The Fund maintains
                              risk, style, capitalization and industry
                              characteristics similar to the S&P 500 Index.
                              The S&P 500 Index is an index of large-cap
                              stocks designed to reflect a broad
                              representation of the U.S. economy. The Fund
                              seeks to maximize expected return while
                              maintaining these and other characteristics
                              similar to the benchmark. The Fund is not
                              required to limit its investments to securities
                              in the S&P 500 Index.
Janus Aspen Series Global     Long-term growth of capital. Invests, under       Janus Capital Management, LLC
Technology Portfolio:         normal circumstances, at least 80% of its net
Service Shares                assets in securities of companies that the
                              portfolio manager believes will benefit
                              significantly from advances or improvements in
                              technology. It implements this policy by
                              investing primarily in equity securities of U.S.
                              and foreign companies selected for their growth
                              potential.
Janus Aspen Series            Long-term growth of capital. Invests, under       Janus Capital Management, LLC
International Growth          normal circumstances, at least 80% of its net
Portfolio: Service Shares     assets in securities of issuers from countries
                              outside of the United States. The Portfolio
                              normally invests in securities of issuers from
                              several different countries excluding the United
                              States. Although the Portfolio intends to invest
                              substantially all of its assets in issuers
                              located outside the United States, it may at
                              times invest in U.S. issuers, and it may under
                              unusual circumstances, invest all of its assets
                              in a single country. The Portfolio may have
                              significant exposure to emerging markets.
Janus Aspen Series Large Cap  Long-term growth of capital in a manner           Janus Capital Management, LLC
Growth Portfolio: Service     consistent with the preservation of capital.
Shares                        Invests under normal circumstances at least 80%
                              of its net assets in common stocks of
                              large-sized companies. Large-sized companies are
                              those whose market capitalization falls within
                              the range of companies in the Russell 1000(R)
                              Index at the time of purchase.


 26 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Lazard Retirement             Long-term capital appreciation. Invests           Lazard Asset Management, LLC
International Equity          primarily in equity securities, principally
Portfolio - Service Shares    common stocks, of relatively large non-U.S.
                              companies with market capitalizations in the
                              range of the Morgan Stanley Capital
                              International (MSCI) Europe, Australia and Far
                              East (EAFE(R)) Index that the Investment Manager
                              believes are undervalued based on their
                              earnings, cash flow or asset values.
MFS(R) Investors Growth       Capital appreciation. Normally invests at least   MFS Investment Management(R)
Stock Series - Service Class  80% of the fund's net assets in equity securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies). Growth
                              companies tend to have stock prices that are
                              high relative to their earnings, dividends, book
                              value, or other financial measures. The Fund
                              generally focuses on companies with large
                              capitalizations.
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth of potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Service Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   27

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
PIMCO VIT All Asset           Maximum real return consistent with preservation  Pacific Investment Management Company
Portfolio, Advisor Share      of real capital and prudent investment            LLC
Class                         management period. The Portfolio seeks to
                              achieve its investment objective by investing
                              under normal circumstances substantially all of
                              its assets in Institutional Class shares of the
                              PIMCO Funds, an affiliated open-end investment
                              company, except the All Asset and All Asset All
                              Authority Funds ("Underlying Funds"). Though it
                              is anticipated that the Portfolio will not
                              currently invest in the European StocksPLUS(R)
                              TR Strategy, Far East (ex-Japan) StocksPLUS(R)
                              TR Strategy, Japanese StocksPLUS(R) TR Strategy,
                              StocksPLUS(R) Municipal-Backed and StocksPLUS(R)
                              TR Short Strategy Funds, the Portfolio may
                              invest in these Funds in the future, without
                              shareholder approval, at the discretion of the
                              Portfolio's asset allocation sub-adviser.
Pioneer Equity Income VCT     Current income and long-term growth of capital    Pioneer Investment Management, Inc.
Portfolio - Class II Shares   from a portfolio consisting primarily of income
                              producing equity securities of U.S.
                              corporations. Normally, the portfolio invests at
                              least 80% of its total assets in income
                              producing equity securities of U.S. issuers. The
                              income producing equity securities in which the
                              portfolio may invest include common stocks,
                              preferred stocks and interests in real estate
                              investment trusts (REITs). The remainder of the
                              portfolio may be invested in debt securities,
                              most of which are expected to be convertible
                              into common stocks.
Pioneer International Value   Long-term capital growth. Normally, the           Pioneer Investment Management, Inc.
VCT Portfolio - Class II      portfolio invests at least 80% of its total
Shares                        assets in equity securities of non- U.S.
                              issuers. These issuers may be located in both
                              developed and emerging markets. Under normal
                              circumstances, the portfolio's assets will be
                              invested in securities of companies domiciled in
                              at least three different foreign countries.
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.


 28 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with an aggressive level of risk. The Fund
Aggressive                    invests primarily in equity securities and also
                              invests the small amount in fixed income
                              securities. The Fund may be most appropriate for
                              investors with a longer term investment horizon.
                              The Fund is intended for investors who have an
                              objective of achieving a high level of total
                              return, but prefer to have investment decisions
                              managed by professional money managers. This is
                              a "fund of funds" and seeks to achieve its
                              objective by investing in a combination of
                              underlying funds for which RiverSource
                              Investments acts as investment manager or an
                              affiliate acts as principal underwriter. By
                              investing in several underlying funds, the Fund
                              seeks to minimize the risks inherent in
                              investing in a single fund.
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a conservative level of risk. The Fund
Conservative                  invests primarily in fixed income securities and
                              may be most appropriate for investors with a
                              shorter term investment horizon. This is a "fund
                              of funds" and seeks to achieve its objective by
                              investing in a combination of underlying funds
                              for which RiverSource Investments acts as
                              investment manager or an affiliate acts as
                              principal underwriter. By investing in several
                              underlying funds the Fund seeks to minimize the
                              risks inherent in investing in a single fund.
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a moderate level of risk. The Fund invests
Moderate                      in a balance of fixed income and equity
                              securities and may be most appropriate for
                              investors with an intermediate term investment
                              horizon. This is a "fund of funds" and seeks to
                              achieve its objective by investing in a
                              combination of underlying funds for which
                              RiverSource Investments acts as investment
                              manager or an affiliate acts as principal
                              underwriter. By investing in several underlying
                              funds the Fund seeks to minimize the risks
                              inherent in investing in a single fund.
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a moderate aggressive level of risk. The
Moderately Aggressive         Fund invests primarily in equity securities and
                              also invests a moderate amount in fixed income
                              securities. The Fund may be most appropriate for
                              investors with an intermediate-to-long term
                              investment horizon. This is a "fund of funds"
                              and seeks to achieve its objective by investing
                              in a combination of underlying funds for which
                              RiverSource Investments acts as investment
                              manager or an affiliate acts as principal
                              underwriter. By investing in several underlying
                              funds the Fund seeks to minimize the risks
                              inherent in investing in a single fund.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   29

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a moderate conservative level of risk. The
Moderately Conservative       Fund invests primarily in fixed income
                              securities and also invests a moderate amount in
                              equity securities. The Fund may be most
                              appropriate for investors with a
                              short-to-intermediate term investment horizon.
                              This is a "fund of funds" and seeks to achieve
                              its objective by investing in a combination of
                              underlying funds for which RiverSource
                              Investments acts as investment manager or an
                              affiliate acts as principal underwriter. By
                              investing in several underlying funds the Fund
                              seeks to minimize the risks inherent in
                              investing in a single fund.
RVST RiverSource Partners     Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Variable                      primarily invested in equity securities of U.S.   Davis Selected Advisers, L.P.,
Portfolio - Fundamental       companies. Under normal market conditions, the    subadviser.
Value Fund                    Fund's net assets will be invested primarily in
                              companies with market capitalizations of at
(previously RiverSource       least $5 billion at the time of the Fund's
Variable Portfolio -          investment. The Fund may invest up to 25% of its
Fundamental Value Fund)       net assets in foreign investments.
RVST RiverSource Partners     Long-term growth of capital. Invests primarily    RiverSource Investments, LLC adviser;
Variable Portfolio - Select   in equity securities of mid cap companies as      Systematic Financial Management, L.P.
Value Fund                    well as companies with larger and smaller market  and WEDGE Capital Management L.L.P.,
                              capitalizations. The Fund considers mid-cap       sub-advisers.
(previously RiverSource       companies to be either those with a market
Variable Portfolio - Select   capitalization of up to $15 billion or those
Value Fund)                   whose market capitalization falls within range
                              of the Russell Midcap(R) Value Index.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
                              companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
(previously RiverSource       time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Variable Portfolio - Small    that fall within the range of the Russell         Denver Investment Advisors LLC,
Cap Value Fund)               2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum total investment return through a         RiverSource Investments, LLC
Portfolio - Balanced Fund     combination of capital growth and current
                              income. Invests primarily in a combination of
                              common and preferred stocks, bonds and other
                              debt securities. Under normal market conditions,
                              at least 50% of the Fund's total assets are
                              invested in common stocks and no less than 25%
                              of the Fund's total assets are invested in debt
                              securities. The Fund may invest up to 25% of its
                              total assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.


 30 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its total assets in foreign investments.
RVST RiverSource Variable     High total return through income and growth of    RiverSource Investments, LLC
Portfolio - Global Bond Fund  capital. Non-diversified mutual fund that invests primarily in debt obligations of U.S.
                              and foreign issuers. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in investment-grade corporate or
                              government debt obligations including money
                              market instruments of issuers located in at
                              least three different countries.
RVST RiverSource Variable     Total return that exceeds the rate of inflation   RiverSource Investments, LLC
Portfolio - Global Inflation  over the long term. Non-diversified mutual fund
Protected Securities Fund     that, under normal market conditions, invests at
                              least 80% of its net assets in
                              inflation-protected debt securities. These
                              securities include inflation-indexed bonds of
                              varying maturities issued by U.S. and foreign
                              governments, their agencies or
                              instrumentalities, and corporations.
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     High current income, with capital growth as a     RiverSource Investments, LLC
Portfolio - High Yield Bond   secondary objective. Under normal market
Fund                          conditions, the Fund will invest at least 80% of
                              its net assets in high-yield debt instruments
                              (commonly referred to as "junk") including
                              corporate debt securities as well as bank loans
                              rated below investment grade by a nationally
                              recognized statistical rating organization, or
                              if unrated, determined to be of comparable
                              quality. Up to 25% of the Fund may be invested
                              in high yield debt instruments of foreign
                              issuers.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   31

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High total return through current income and      RiverSource Investments, LLC
Portfolio - Income            capital appreciation. Under normal market
Opportunities Fund            conditions, the Fund invests primarily in
                              income-producing debt securities, with an
                              emphasis on the higher rated segment of the
                              high-yield (junk bond) market. These
                              income-producing debt securities include
                              corporate debt securities as well as bank loans.
                              The Fund will purchase only securities rated B
                              or above, or unrated securities believed to be
                              of the same quality. If a security falls below a
                              B rating, the Fund may continue to hold the
                              security. Up to 25% of the Fund may be in
                              foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billon at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Long-term growth of capital. Under normal market  RiverSource Investments, LLC
Portfolio - Large Cap Value   conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with a market capitalization greater than $5
                              billion. The Fund may also invest in
                              income-producing equity securities and preferred
                              stocks. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Growth of capital. Under normal market            RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80% of its
Fund                          net assets at the time of purchase in equity
                              securities of mid capitalization companies. The
                              investment manager defines mid-cap companies as
                              those whose market capitalization (number of
                              shares outstanding multiplied by the share
                              price) falls within the range of the Russell
                              Midcap(R) Growth Index.
RVST RiverSource Variable     Long-term growth of capital. Under normal         RiverSource Investments, LLC
Portfolio - Mid Cap Value     circumstances, the Fund invests at least 80% of
Fund                          its net assets (including the amount of any
                              borrowings for investment purposes) in equity
                              securities of medium-sized companies.
                              Medium-sized companies are those whose market
                              capitalization at the time of purchase fall
                              within the range of the Russell Midcap(R) Value
                              Index. The Fund may invest up to 25% of its nets
                              assets in foreign investments.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio -                   to provide investment results that correspond to
S&P 500 Index Fund            the total return (the combination of
                              appreciation and income) of large capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of large
                              capitalization companies that represent a broad
                              spectrum of the U.S. economy.


 32 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with an investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST RiverSource Variable     Long-term capital growth. Under normal market     RiverSource Investments, LLC, adviser;
Portfolio - Small Cap         conditions, at least 80% of the Fund's net        Kenwood Capital Management LLC,
Advantage Fund                assets are invested in equity securities of       sub-adviser.
                              companies with market capitalization of up to $2
                              billion or that fall within the range of the
                              Russell 2000(R) Index at the time of investment.
RVST Threadneedle Variable    Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Portfolio - Emerging Markets  primarily invested in equity securities of        Threadneedle International Limited, an
Fund                          emerging market companies. Under normal market    indirect wholly-owned subsidiary of
                              conditions, at least 80% of the Fund's net        Ameriprise Financial, subadviser.
                              assets will be invested in securities of
                              companies that are located in emerging market
(previously RiverSource       countries, or that earn 50% of more of their
Variable Portfolio -          total revenues from goods and services produced
Emerging Markets Fund)        in emerging market countries or from sales made
                              in emerging market countries.
RVST Threadneedle Variable    Capital appreciation. Invests primarily in        RiverSource Investments, LLC, adviser;
Portfolio - International     equity securities of foreign issuers that are     Threadneedle International Limited, an
Opportunity Fund              believed to offer strong growth potential. The    indirect wholly-owned subsidiary of
                              Fund may invest in developed and in emerging      Ameriprise Financial, subadviser.
(previously RiverSource       markets.
Variable Portfolio -
International Opportunity
Fund)
Van Kampen Life Investment    Capital growth and income through investments in  Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks. The Portfolio
                              emphasizes value style of investing seeking
                              well-established, undervalued companies believed
                              by the Portfolio's investment adviser to possess
                              the potential for capital growth and income.
Van Kampen UIF Global Real    Current income and capital appreciation. Invests  Morgan Stanley Investment Management
Estate Portfolio, Class II    primarily in equity securities of companies in    Inc., doing business as Van Kampen,
Shares                        the real estate industry located throughout the   adviser; Morgan Stanley Investment
                              world, including real estate operating            Management Limited and Morgan Stanley
                              companies, real estate investment trusts and      Investment Management Company,
                              similar entities established outside the U.S.     sub-adviser
                              (foreign real estate companies).
Van Kampen UIF Mid Cap        Long-term capital growth. Invests primarily in    Morgan Stanley Investment Management
Growth Portfolio, Class II    growth- oriented equity securities of U.S. mid    Inc., doing business as Van Kampen.
Shares                        cap companies and foreign companies, including
                              emerging market securities.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   33

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Wanger International          Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Small Cap                     in stocks of companies based outside the U.S.
                              with market capitalizations of less than $5
                              billion at time of initial purchase.
Effective June 1, 2008, the   Effective June 1, 2008:
Fund will change its name to  Under normal market circumstances, the Fund
Wanger International.         invests a majority of its net assets in small-
                              and mid-sized companies with market
                              capitalizations under $5 billion at the time of
                              investment. However, if the Fund's investments
                              in such companies represent less than a majority
                              of its net assets, the Fund may continue to hold
                              and to make additional investments in an
                              existing company in its portfolio even if that
                              company's capitalization has grown to exceed $5
                              billion. Except as noted above, under normal
                              market circumstances, the Fund may invest in
                              other companies with market capitalizations
                              above $5 billion, provided that immediately
                              after that investment a majority of its net
                              assets would be invested in companies with
                              market capitalizations under $5 billion.
Wanger U.S. Smaller           Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Companies                     in stocks of small- and medium-size U.S.
                              companies with market capitalizations of less
                              than $5 billion at time of initial purchase.
Effective June 1, 2008, the   Effective June 1, 2008:
Fund will change its name to  Under normal market circumstances, the Fund
Wanger USA.                   invests a majority of its net assets in small-
                              and mid-sized companies with market
                              capitalizations under $5 billion at the time of
                              investment. However, if the Fund's investments
                              in such companies represent less than a majority
                              of its net assets, the Fund may continue to hold
                              and to make additional investments in an
                              existing company in its portfolio even if that
                              company's capitalization has grown to exceed $5
                              billion. Except as noted above, under normal
                              market circumstances, the Fund may invest in
                              other companies with market capitalizations
                              above $5 billion, provided that immediately
                              after that investment a majority of its net
                              assets would be invested in companies with
                              market capitalizations under $5 billion.
Wells Fargo Advantage VT      Long-term total return, consisting of capital     Wells Fargo Funds Management, LLC,
Asset Allocation Fund         appreciation and current income. We seek to       adviser; Wells Capital Management
                              achieve the Portfolio's investment objective by   Incorporated, subadviser.
                              allocating 60% of its assets to equity
                              securities and 40% of its assets to fixed income
                              securities.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests in        Wells Fargo Funds Management, LLC,
International Core Fund       equity securities of non-U.S. companies that we   adviser; Wells Capital Management
                              believe have strong growth potential and offer    Incorporated, subadviser.
                              good value relative to similar investments. We
                              invest primarily in developed countries, but may
                              invest in emerging markets.


 34 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND                          INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Opportunity Fund              principally in equity securities of               adviser; Wells Capital Management
                              medium-capitalization companies, defined as       Incorporated, subadviser.
                              those within the range of market capitalizations
                              of companies in the Russell Midcap(R) Index. We
                              reserve the right to hedge the portfolio's
                              foreign currency exposure by purchasing or
                              selling currency futures and foreign currency
                              forward contracts. However, under normal
                              circumstances, we will not engage in extensive
                              foreign currency hedging.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Small Cap Growth Fund         principally in equity securities of               adviser; Wells Capital Management
                              small-capitalization companies that we believe    Incorporated, subadviser.
                              have above-average growth potential. We define
                              small-capitalization companies as those with
                              market capitalizations at the time of purchase
                              of less than $2 billion.



PLEASE REFER TO THE PROSPECTUSES FOR THE FUNDS FOR MORE INFORMATION. THESE PROSPECTUSES ARE AVAILABLE BY CONTACTING US AT THE ADDRESS OR TELEPHONE NUMBER ON THE FIRST PAGE OF THIS PROSPECTUS.


RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are no longer the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the policy, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See "Transfers Between the Fixed Account and Subaccounts.")

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   35

THE FIXED ACCOUNT

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts"). The fixed account is our general investment account. It includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 3% (4% for prior policies), independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 3% (4% for prior policies), although we may do so at our sole discretion. Rates higher than 3% (4% for prior policies) may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 3% (4% for prior policies) on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION

Your sales representative will help you complete an application and send it along with your initial premium payment to our home office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts or enroll in the PN program.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

INCONTESTABILITY: We will have two years from the effective date of your policy or from reinstatement of your policy (see "Keeping the Policy in Force -- Reinstatement) to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

 36 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, WE REQUIRE THAT YOU PAY THE MINIMUM INITIAL PREMIUM IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

ALLOCATION OF PREMIUMS: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

ADDITIONAL PREMIUMS: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our home office before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our home office at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.

LIMITATIONS ON USE OF THE POLICY

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner's access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

- interest credited; minus

- the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   37

Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

- additional net premiums allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders and partial surrender fees;

- surrender charges; and/or

- monthly deductions.

Accumulation unit values will fluctuate due to:

- changes in underlying fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk charges.

WHEN VALUATIONS OCCUR: We calculate all policy values allocated to subaccounts and all transactions under the policy on any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins. Valuation dates do not occur when the NYSE is closed as, for example, on Saturdays, Sundays and national holidays.

TRANSACTIONS INCLUDE:

- premium payments;

- loan requests and repayments;

- surrender requests; and

- transfers.

We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our home office before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request. On the other hand, if we receive your transaction request at our home office at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

 38 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

KEEPING THE POLICY IN FORCE

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under "Policy Data," if:

- on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

- the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial premium period is five years.

NO LAPSE GUARANTEE

A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:

   NO LAPSE GUARANTEE TO AGE 100 (NLG-100): This option guarantees the policy will not lapse before the insured's attained insurance age 100. The NLG-100 is not available when you add an OIR to your policy. This rule does not apply to prior policies.

   The NLG-100 will remain in effect as long as:

   - the sum of premiums paid; minus

   - partial surrenders; minus

   - outstanding indebtedness; equals or exceeds

   - the NLG-100 premiums due since the policy date.

   The NLG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-100 will be in effect. If the NLG-100 is not in effect, your policy will lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

- a written request;

- evidence satisfactory to us that the insured remains insurable;

- payment of the premium we specify; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See "Proceeds Payable Upon Death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated. The NLG cannot be reinstated.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   39

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

EXCHANGE RIGHT

During the first two years after we issue the policy if it has not lapsed or been surrendered in full, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.

PAID-UP INSURANCE OPTION

You may request that we use the cash surrender value of the policy to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up insurance policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up insurance policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.

OPTION 1 (LEVEL AMOUNT): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

- the specified amount; or

- a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under the Option 2 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

- the policy value plus the specified amount; or

- the percentage of policy value.

EXAMPLE                                                         OPTION 1          OPTION 2
 Specified amount                                               $100,000          $100,000
 Policy value                                                   $  5,000          $  5,000
 Death benefit                                                  $100,000          $105,000
 Policy value increases to                                      $  8,000          $  8,000
 Death benefit                                                  $100,000          $108,000
 Policy value decreases to                                      $  3,000          $  3,000
 Death benefit                                                  $100,000          $103,000

 40 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower. For this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age 100, the death benefit amount will be the greater of:

- the policy value on the death benefit valuation date; or

- the policy value at the insured's attained insurance age 100.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:

- Monthly deduction because the cost of insurance charges depends upon the specified amount.

- Minimum initial premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount.

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

- Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

- Charges for certain optional insurance benefits may increase.

- The minimum initial premium and the NLG premium will increase.

- The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG option or the minimum initial premium period is in effect.

DECREASES: After the first policy year, you may decrease the specified amount, subject to all the following limitations:

- Only one decrease per policy year is allowed.

- We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

- After the decrease, the specified amount may not be less than the minimum amount shown in the policy.

- In policy years 2-5, the specified amount remaining after the decrease may not be less than 75% of the initial specified amount.

- In policy years 6-10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   41

- In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.

- In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.

- The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.

EXAMPLE

This example assumes an initial specified amount of $100,000. In policy year 6, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the specified amount after this decrease is $125,000, computed as follows:

   Maximum reduction in initial specified amount in
   policy year 10:                                                                $100,000 x .50    =  $ 50,000
   Maximum reduction in increase in specified amount
   during the fourth policy year of increase:                                     $100,000 x .25    =   +25,000
   Maximum permitted reduction in current specified
   amount:                                                                                             $ 75,000
   Current specified amount before reduction:                                                          $200,000
   Minus maximum permitted reduction in current specified
   amount:                                                                                              -75,000
                                                                                                       --------
   Specified amount after reduction:                                                                   $125,000

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

- Charges for certain optional insurance benefits may decrease.

- The minimum initial premium and the NLG premium will decrease.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

- First from the portion due to the most recent increase;

- Next from portions due to the next most recent increases successively; and

- Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.

 42 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.

RESTRICTIONS ON TRANSFERS

Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A POLICY IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE POLICY. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE POLICY, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF POLICY VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each policy, we will apply the policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   43

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR POLICY, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE POLICIES MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR POLICY AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR POLICY TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF POLICY VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE POLICY IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, AND THE RISKS THAT MARKET TIMING POSE TO THAT FUND AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

 44 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

MINIMUM TRANSFER AMOUNTS

From one subaccount to another subaccount or to the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

- For automated transfers -- $50.

From the fixed account to a subaccount:

- For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

- For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR


You may make transfers by mail or telephone. However, we reserve the right to limit transfers by mail or telephone to five per policy year. In addition to transfers by mail or phone, you may make automated transfers subject to the restrictions described below.


AUTOMATED TRANSFERS


In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer. If you are enrolled in the PN Program, you are not allowed to set up automated transfers other than in connection with dollar-cost averaging arrangement (see "Transfers Between the Fixed Account and Subaccounts -- Automated Dollar-Cost Averaging").


AUTOMATED TRANSFER POLICIES

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

- Automated transfers are subject to all policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (EXCEPTION: The maximum number of transfers per year provision does not apply to automated transfers.)

- You may make automated transfers by choosing a schedule we provide.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   45

HOW DOLLAR-COST AVERAGING WORKS


By investing an equal                                                                                         NUMBER
number of dollars each                                    AMOUNT                  ACCUMULATION                OF UNITS
month ...                            MONTH                INVESTED                UNIT VALUE                  PURCHASED
                                      Jan                   $100                      $20                       5.00
                                      Feb                    100                       18                       5.56
                                      Mar                    100                       17                       5.88
you automatically buy
more units when the
per unit market price
is low ...               (ARROW)
                                      Apr                    100                       15                       6.67
                                      May                    100                       16                       6.25
                                      June                   100                       18                       5.56
                                      July                   100                       17                       5.88
                                      Aug                    100                       19                       5.26
and fewer units
when the per unit
market price is high.    (ARROW)
                                      Sept                   100                       21                       4.76
                                      Oct                    100                       20                       5.00

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make dollar-cost averaging transfers by choosing a schedule we provide.


When a PN Program model portfolio is in effect, you may make dollar-cost averaging transfers from the fixed account to the model portfolio then in effect. If you change to a different model portfolio or are reallocated according to an updated version of your existing model portfolio (see "Transfers Between the Fixed Account and Subaccounts -- Portfolio Navigator Asset Allocation Program"), your dollar-cost averaging transfer allocations will not change. You must contact us or your sales representative to change your dollar-cost averaging transfer allocations to a different or updated model portfolio.


ASSET REBALANCING

Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative. Different rules apply to asset rebalancing under the PN program (see "Transfers Between the Fixed Account and Subaccounts -- Portfolio Navigator Asset Allocation Program.")



PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM



The Portfolio Navigator Asset Allocation Program (PN Program) allows you to allocate your policy value to a PN Program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, that represent various asset classes (allocation options). You may also allocate a portion of your policy values and premiums to the fixed account while you participate in the PN Program. The PN Program also allows you to periodically update your model portfolio or transfer to a different model portfolio.


 46 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

You may elect to participate in the PN Program at any time. You may cancel your participation in the PN Program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN Program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). Partial surrenders do not cancel the PN Program. Transfers do not cancel the PN Program. Your participation in the PN Program will terminate on the date you make a full surrender of your policy, or when your policy terminates for any reason. You should review any PN Program information, including the terms of the PN Program, carefully. Your sales representative can provide you with additional information and can answer any questions you may have on the PN Program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN Program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each policy owner participating in the PN Program. In its role as investment adviser to the PN Program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN Program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of the RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to policy owners at or before the time they enroll in the PN Program.


Currently, the PN Program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to policy owners regarding the application of a particular model portfolio to his or her circumstances. Policy owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your policy. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in the model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to RiverSource Variable Series Trust funds, we may have an incentive to identify RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust Funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   47

RiverSource Investments' role as investment adviser to the PN Program in connection with the development and updating of the model portfolio, and our identification of the universe of allocations options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Fee Tables -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN Program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent rather than participants in the PN Program.


PARTICIPATING IN THE PN PROGRAM. If you choose to participate in the PN Program, you are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your sales representative may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life of New York nor RiverSource Investments is responsible for your decision to participate in the PN Program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts that make up that model portfolio. By participating in the PN Program, you instruct us to invest your policy value in the subaccounts according to the allocation percentages stated for the specific model portfolio you have selected. You also instruct us to automatically rebalance your policy value quarterly in order to maintain alignment with these allocation percentages.

If you are setting up a dollar-cost averaging arrangement (see "Transfers Between the Fixed Account and Subaccounts -- Automated Dollar-Cost Averaging") while you are participating in the PN Program, you must make transfers from the fixed account to the model portfolio in effect at that time. If you change to a different model portfolio or reallocate according to an updated version of your existing model portfolio as described below, your dollar-cost averaging transfer allocations will not change. Contact us or your sales representative to change your dollar-cost averaging transfer allocations to a different or updated model portfolio.

You may make transfers to the fixed account and the subaccounts in accordance with the policies described under "Transfers Between the Fixed Account and Subaccounts." However, on the next PN Program automatic rebalancing date, any policy values transferred to subaccounts will be automatically rebalanced to the model portfolio in effect.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. Model portfolios also may be evaluated in connection with the liquidation, substitution or merger of an underlying fund, a change in investment objective of an underlying fund or when an underlying fund stops selling its shares to the variable account. As a result, the model portfolios may be updated from time to time with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your policy value, less the amounts allocated to the fixed account is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN Program, if you do notify us otherwise, you will be deemed to have instructed us to reallocate your policy value, less the amounts allocated to the fixed account to the updated model portfolio. If you do not want your policy value, less the amounts allocated to the fixed account to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio at any time during your policy year by written request on an authorized form or by another method agreed to by use. We limit the number of changes to your model portfolio to two per policy year. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above.

 48 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

We reserve the right to change the terms and conditions of the PN Program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial premium payment we accept;

- cancel required participation in the program after 30 days' written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN Program, we would either have to find a replacement investment adviser or terminate the PN Program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN Program does not guarantee that your policy will increase in value nor will it protect you against a decline in value if market prices fall.

By spreading your policy value among various allocation options under the PN Program, you may be able to reduce the volatility in your policy value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your policy value could be better or worse by participating in the PN Program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

POLICY LOANS

You may borrow against your policy by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request at our home office (for exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS

$500 or the remaining loan value, whichever is less.

MAXIMUM LOAN AMOUNTS

- 90% of the policy value minus surrender charges.

- For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   49

ALLOCATION OF LOANS TO ACCOUNTS

Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS

We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS

A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed in the fixed account at the applicable guaranteed interest rate. (See "The Fixed Account.") A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG or minimum initial guarantee period to terminate.

POLICY SURRENDERS

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds"). We will mail surrender payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

TOTAL SURRENDERS

If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.")

PARTIAL SURRENDERS

After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy's cash surrender value. Partial surrenders by phone are limited to $100,000. Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Fee Tables" and "Loads, Fees and Charges.")

- A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

- A partial surrender may terminate any of the NLG options. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

 50 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:

   1. First from the specified amount provided by the most recent increase;

   2. Next from the next most recent increases successively;

   3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number* when you request a transfer, loan or partial surrender.

1  BY MAIL

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2  BY PHONE

Call between 8 a.m. and 6 p.m. (Monday - Thursday),
8 a.m. and 4:30 p.m. (Friday). All Eastern Times.
(800) 541-2251 (TOLL FREE)
(518) 869-8613 (LOCAL)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.

PAYMENT OF POLICY PROCEEDS

We will pay policy proceeds when:

- you surrender the policy; or

- the insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on lump sum death proceeds from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   51

PAYMENT OPTIONS

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to our general account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, we must make payments under all options to a natural person.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year, compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all proceeds that remain or you may place them under a different payment option that we approve.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFERRAL OF PAYMENTS

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payment includes a premium payment check that has not cleared;

- the NYSE is closed, except for normal holiday and weekend closings;

- trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

- the SEC permits us to delay payments for the protection of security holders.

We may delay payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

FEDERAL TAXES


The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as our tax status, YOU SHOULD CONSULT A TAX ADVISER TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.



You should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisers. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also your ownership rights to the policy.


The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.


FEDERAL INCOME TAX REPORTING AND WITHHOLDING: If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax reporting, and may be subject to withholding pursuant to the Code. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.


 52 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

DIVERSIFICATION AND INVESTOR CONTROL: A variable life insurance policy must meet a diversification test and is subject to an investor control rule under Section 817(h) of the Code. Failure to meet the test means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying funds to be invested in a diversified portfolio of assets. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy owner has sufficient incidents of ownership over assets invested in the subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts' assets.


RIVERSOURCE LIFE OF NY'S TAX STATUS

We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS


DEATH BENEFIT PROCEEDS: The death benefit paid to the beneficiary generally is not considered income to the beneficiary and is not subject to federal income taxes. When the proceeds are paid on or after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.


DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTION A: The death benefit proceeds are not subject to income tax, but payments of interest are.

DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTIONS B AND C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax.

PRE-DEATH PROCEEDS: Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. It is possible that the amount of taxable income generated at the lapse or surrender of a policy with a loan may exceed the actual amount of cash received. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment contract.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   53

SOURCE OF PROCEEDS                                  TAXABLE PORTION OF PRE-DEATH PROCEEDS
----------------------------------------------------------------------------------------------------------------
NON-MODIFIED ENDOWMENT CONTRACTS:
Full surrender:                                     Amount received plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings
                                                    generated in the policy -- earnings in policy cash value and earnings previously taken via existing loans. It could be
                                                    the case that a policy with a relatively small existing cash value could have significant earnings that will be taxed
                                                    upon surrender of the policy.
Lapse:                                              Any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings generated in the
                                                    contract -- earnings in policy cash value and earnings
                                                    previously taken via existing loans. It could be the case
                                                    that a policy with a relatively small existing cash value
                                                    could have significant earnings that will be taxed upon
                                                    lapse of the policy.
Partial surrenders:                                 Generally, if the amount received is greater than your
                                                    investment in the policy,(2) the amount in excess of your
                                                    investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial
                                                    surrender results in or is necessitated by a reduction in
                                                    benefits.
Policy loans and assignments and pledges:           None.(2)
MODIFIED ENDOWMENT CONTRACTS(3):
Full surrender:                                     Amount received plus any indebtedness, minus your investment in the policy.(1)
Lapse:                                              Any indebtedness minus your investment in the policy.(1)
Partial surrenders:                                 Lesser of:
                                                    - the amount received; or
                                                    - policy value minus your investment in the policy.(1)
Policy loans and assignments and pledges:           Lesser of:
                                                    - The amount of the loan/assignment; or
                                                    - policy value minus your investment in the policy.(1)
PAYMENT OPTIONS: PRE-DEATH PROCEEDS
(APPLICABLE TO NON-MODIFIED ENDOWMENT CONTRACTS
AND MODIFIED ENDOWMENT CONTRACTS):                  OPTION A: Taxed as full surrender (and may be subject to
                                                    additional 10% penalty tax if modified endowment contract).
                                                    Interest taxed (and not subject to additional 10% penalty
                                                    tax).
                                                    OPTIONS B AND C: Portion of each payment taxed and portion considered a return on investment in the policy(1) and not taxed. Any indebtedness at the time the option is elected
                                                    taxed as a partial surrender (and may be subject to
                                                    additional 10% penalty tax if modified endowment contract).
                                                    Payments made after the investment in the policy(1) is fully recovered are taxed. If the policy is a modified endowment contract, those payments may be subject to an additional 10%
                                                    penalty tax.
----------------------------------------------------------------------------------------------------------------


(1) Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2) However, should the policy later be surrendered or lapse with outstanding indebtedness, see discussion related to "full surrender" or "lapse" under "Source of Proceeds" in the "Non-modified endowment contracts" section shown above for the explanation of tax treatment.
(3) The taxable portion of pre-death proceeds may be subject to a 10% penalty tax.

MODIFIED ENDOWMENT CONTRACTS

Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.


If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.



We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.


 54 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:

- ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or

- ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.

You do not have to choose either of these options, but your policy will then remain a modified endowment contract for the life of the policy.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the first seven years following a material change exceed the recalculated limits.


REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.


DISTRIBUTIONS AFFECTED: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS


INTEREST PAID ON POLICY LOANS: Generally, no deduction is allowed for interest on any policy loan except as provided by Section 264(e) of the Code. Section 264(e) allows a deduction for interest paid or accrued after Oct. 15, 1995, on certain policy loans up to $50,000 only for key person insurance purchased by employers. Other significant limitations apply. In addition, no deduction is allowed for interest on any policy loan (even under Section 264(e)) if the loan interest is "personal interest".


POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. Under current tax law, the estate tax is repealed for the year 2010, but will be reinstated unless Congress acts by 2011. If Congress does not act by 2011, the laws governing estate taxes will apply as if the Economic Growth and Tax Relief Reconciliation Act of 2001 had never been passed. State laws are also subject to change.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   55

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax adviser and legal adviser prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the employee of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, and (iii) the appropriateness of and limitations on the purchase of insurance in conjunction with the retirement plan (iv) any limitation on the amount of life insurance that is allowed to be purchased by a qualified plan in order for a plan to maintain its qualified status, and (v) the tax treatment of the policy should the policy be distributed by a qualified plan to a participant in the qualified plan.

On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisers before purchasing the policy for any employment-related insurance or benefit program.


EMPLOYER-OWNED LIFE INSURANCE: The passage of the Pension Protection Act (PPA) in August of 2006 brought about new requirements that business owners/employers must meet regarding employer-owned life insurance (EOLI). An EOLI policy is any life insurance policy owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a beneficiary under the policy and that covers the life of an employee of the employer (or a related person). Unless specified requirements are met, any death benefits in excess of the premiums paid are taxed.



The PPA created a new section of the Federal tax code, IRC Section 101(j). This Section specifies that, for the death benefit of an EOLI policy to maintain its tax-free nature, it must meet the criteria for one of the exception categories outlined in IRC Section 101(j) and meet all the proper notice and consent requirements. The provision also requires annual reporting and recordkeeping by employers that own one or more employer-owned life insurance policy(ies). These requirements should be considered and reviewed with appropriate counsel prior to purchasing an employer owned life insurance policy.


SPLIT DOLLAR ARRANGEMENTS


The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into under the regulations issued on September 11, 2003 and that apply to arrangements entered into or materially modified on or after Sept. 17, 2003. You should consult your legal and tax advisers before developing or entering into a split dollar arrangement.



A life insurance policy purchased as part of a split dollar arrangement provides funding for individual cash value life insurance. The arrangement divides or 'splits' the death benefit and the living benefits between two parties. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. Often this means cooperation between an employee and his or her employer, but the arrangement may be used in other relationships -- corporation-shareholder, parent-child, donor-donee.



The Treasury regulations define a split dollar life insurance arrangement as "any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract." The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.



MUTUALLY EXCLUSIVE REGIMES



The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, SECA, and wage withholding. The regulations require both the owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.



I. ECONOMIC BENEFIT SPLIT DOLLAR -- Under the economic benefit regime, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. In addition, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the owner of the life insurance contract.


 56 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

The value of the economic benefits, reduced by any consideration paid by the non-owner to the owner, is treated as transferred from the owner to the non-owner. The tax consequences of that transfer will depend on the relationship between the owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend, a gift, or a transfer having a different tax character. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the cash surrender value available to the non-owner, and any other economic benefit.



II. LOAN (COLLATERAL ASSIGNMENT) SPLIT DOLLAR -- Under the loan regime, the non-owner of the life insurance policy is treated as loaning the amount of its premium payments to the owner of the policy. Generally, the policy is held as collateral for the loan. The loan regime generally will govern the taxation of collateral assignment arrangements. Under the regulations, a payment made pursuant to a split dollar arrangement is a split dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner; (ii) the payment is either a loan under general principals of Federal tax law or a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy's death benefit proceeds or its cash surrender value. If a split dollar loan does not provide for sufficient interest, the loan generally is treated as a below-market split dollar loan subject to Section 7872 of the Code. If the split dollar loan provides for sufficient interest, then, except as provided in Section 7872 of the Code, the loan is subject to the general rules for debt instruments (including the rules for original issue discount under Sections 1271 through 1275 of the Code). In general, interest on a split dollar loan is not deductible by the borrower.



EOLI REQUIREMENTS MAY APPLY



For situations in which the owner and beneficiary of a policy is the employer of an insured employee, the requirements of Section 101(j) of the Code may apply (see EOLI section above). Discuss your situations with appropriate legal counsel.



TAXATION -- DETERMINED BY POLICY OWNERSHIP



The tax treatment will depend on the structure of the agreement and who is deemed to be the owner of the policy. The specific tax ramifications (i.e. compensation, gift taxes, etc.) will depend on the relationship between the owner and the non-owner. The regulations have taken a simple approach to determine which of the two regimes applies, based on policy ownership. Generally, the owner is the person named as owner under the policy. However, certain exceptions apply and special rules are provided for determining the owner if 2 or more persons are designated as policy owners. Clarity is provided by the regulations in situations where there are two or more owners named or where different types of trusts hold the policy. If you are considering a split dollar arrangement, you should consult your legal and tax adviser.



SECTION 409A



The general rules for the taxation non-qualified deferred compensation plans in
Section 409A may apply to split-dollar arrangements. Notice 2007-34 provides guidance regarding the application of Section 409A to split-dollar arrangements.


DISTRIBUTION OF THE POLICY

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE POLICY


- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the policy.


- The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.

PAYMENTS TO THE SELLING FIRMS

- We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 95% (85% for VUL IV ES - NY prior policies) of the initial target premium when the policy is sold, plus 2.75% (3.5% and 2.5%, respectively, for VUL IV - NY and VUL IV ES - NY prior policies) of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and risk classification of the insured at the time of issue as well as by the specified amount of the policy. Each year we also pay selling firms a service fee of up to .125% of the policy value, less indebtedness. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on which subaccounts you choose to allocate your premiums.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   57

- We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.

- In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

   -- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

   -- marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;

   -- providing services to policy owners; and

   -- funding other events sponsored by a selling firm that may encourage the selling firm's sales representatives to sell the policy.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.

SOURCES OF PAYMENTS TO SELLING FIRMS

- We pay the commissions and other compensation described above from our assets.

- Our assets may include:

   -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see "Fee Tables");

   -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

   -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

   -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

- You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   -- fees and expenses we collect from policy owners, including surrender charges; and

   -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.

 58 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

PAYMENTS TO SALES REPRESENTATIVES

- The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.

- To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.

EXPENSES: The policy values illustrated reflect the deduction of the following expenses:

- Premium expense charges;

- Cost of insurance charges;

- Policy fees;

- Mortality and expense risk charges; and

- Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

- Current and guaranteed charges for the policies; and

- Current and guaranteed charges for prior policies.

All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Table" and "Loads, Fees and Charges." These sections describe where these charges differ between VUL IV - NY and VUL IV
ES - NY. These differences are reflected in the illustrated policy values. These sections also describe when the various charges are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges (see "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   59

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Table. The arithmetic average of all fund operating expenses used in the following illustrations is 1.06% of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.


RISK CLASSIFICATION OF THE INSURED: The illustrations assume the insured is a male, age 40, in our preferred nontobacco risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nontobacco risk or nonsmoker risk, as applicable.

DEATH BENEFIT: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.

PREMIUMS: The illustrations for VUL IV - NY assume that a premium of $4,500 is paid in full at the beginning of each policy year. For prior policies, the illustrations for VUL IV - NY assume that a premium of $3,500 is paid in full at the beginning of each policy year. The illustrations VUL IV ES - NY assume that a premium of $30,000 is paid in full at the beginning of each policy year. For prior policies, the illustration for VUL IV ES - NY assume that a premium of $25,000 is paid in full at the beginning of each policy year. Results would differ if:

- Premiums were not paid in full at the beginning of each policy year.

- Premium amounts were different.

LOANS AND PARTIAL SURRENDERS: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.

 60 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

VUL IV - NY

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $400,000                          CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                     ANNUAL PREMIUM $4,500
                                 MALE -- AGE 40
                              PREFERRED NONTOBACCO
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                 DEATH BENEFIT                             POLICY VALUE
END OF    WITH ANNUAL          ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%          0%            6%             12%         0%            6%             12%
---------------------------------------------------------------------------------------------------------
   1      $    4,725     $400,000      $400,000      $   400,000   $ 3,472      $  3,707      $     3,943
   2           9,686      400,000       400,000          400,000     6,860         7,548            8,266
   3          14,896      400,000       400,000          400,000    10,143        11,505           12,984
   4          20,365      400,000       400,000          400,000    13,345        15,608           18,163
   5          26,109      400,000       400,000          400,000    16,446        19,839           23,827
   6          32,139      400,000       400,000          400,000    19,437        24,194           30,016
   7          38,471      400,000       400,000          400,000    22,321        28,680           36,786
   8          45,120      400,000       400,000          400,000    25,135        33,337           44,233
   9          52,101      400,000       400,000          400,000    27,900        38,195           52,451
  10          59,431      400,000       400,000          400,000    30,619        43,264           61,518
  15         101,959      400,000       400,000          400,000    44,065        73,171          125,070
  20         156,237      400,000       400,000          400,000    54,099       108,374          229,138
  25         225,511      400,000       400,000          493,294    58,846       149,524          404,339
  30         313,924      400,000       400,000          803,342    55,118       196,854          692,536
  35         426,763      400,000       400,000        1,246,887    36,287       251,573        1,165,315
  40         570,779           --       400,000        2,042,345        --       317,639        1,945,090
  45         754,583           --       429,854        3,365,798        --       409,385        3,205,521
  50         989,169           --       551,674        5,472,705        --       525,404        5,212,100
  55       1,288,567           --       677,180        8,580,528        --       670,475        8,495,572
  60       1,670,683           --       866,074       14,114,599        --       866,074       14,114,599
---------------------------------------------------------------------------------------------------------


                 CASH SURRENDER VALUE
END OF       ASSUMING HYPOTHETICAL GROSS
POLICY       ANNUAL INVESTMENT RETURN OF
YEAR      0%            6%             12%
------
   1    $    --      $     --      $        --
   2      2,692         3,380            4,098
   3      5,975         7,337            8,816
   4      9,177        11,440           13,995
   5     12,278        15,671           19,659
   6     16,103        20,860           26,682
   7     19,821        26,179           34,285
   8     23,467        31,670           42,566
   9     27,067        37,362           51,617
  10     30,619        43,264           61,518
  15     44,065        73,171          125,070
  20     54,099       108,374          229,138
  25     58,846       149,524          404,339
  30     55,118       196,854          692,536
  35     36,287       251,573        1,165,315
  40         --       317,639        1,945,090
  45         --       409,385        3,205,521
  50         --       525,404        5,212,100
  55         --       670,475        8,495,572
  60         --       866,074       14,114,599
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   61

VUL IV ES - NY

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $2,000,000                        CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    ANNUAL PREMIUM $30,000
                                 MALE -- AGE 40
                              PREFERRED NONTOBACCO
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                   DEATH BENEFIT                                  POLICY VALUE
END OF    WITH ANNUAL            ASSUMING HYPOTHETICAL GROSS                   ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST              ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%           0%              6%              12%           0%             6%              12%
------------------------------------------------------------------------------------------------------------------
   1      $   31,500     $2,000,000      $2,000,000      $  2,000,000   $ 25,465      $   27,107      $     28,752
   2          64,575      2,000,000       2,000,000         2,000,000     50,295          55,174            60,254
   3          99,304      2,000,000       2,000,000         2,000,000     74,506          84,245            94,794
   4         135,769      2,000,000       2,000,000         2,000,000     98,171         114,426           132,747
   5         174,057      2,000,000       2,000,000         2,000,000    121,245         145,712           174,411
   6         214,260      2,000,000       2,000,000         2,000,000    143,690         178,097           220,116
   7         256,473      2,000,000       2,000,000         2,000,000    165,466         211,583           270,233
   8         300,797      2,000,000       2,000,000         2,000,000    186,700         246,334           325,339
   9         347,337      2,000,000       2,000,000         2,000,000    207,457         282,463           386,007
  10         396,204      2,000,000       2,000,000         2,000,000    227,749         320,033           452,817
  15         679,725      2,000,000       2,000,000         2,000,000    330,117         544,949           926,409
  20       1,041,578      2,000,000       2,000,000         2,297,851    415,651         820,495         1,714,814
  25       1,503,404      2,000,000       2,000,000         3,694,734    477,998       1,162,548         3,028,470
  30       2,092,824      2,000,000       2,000,000         6,021,492    505,623       1,593,582         5,190,941
  35       2,845,090      2,000,000       2,303,209         9,370,265    473,823       2,152,532         8,757,257
  40       3,805,193      2,000,000       3,001,130        15,402,624    329,872       2,858,219        14,669,165
  45       5,030,555             --       3,904,025        25,502,556         --       3,718,119        24,288,148
  50       6,594,462             --       4,980,109        41,698,026         --       4,742,961        39,712,406
  55       8,590,447             --       6,088,954        65,710,628         --       6,028,667        65,060,028
  60      11,137,887             --       7,766,167       108,550,606         --       7,766,167       108,550,606
------------------------------------------------------------------------------------------------------------------


                   CASH SURRENDER VALUE
END OF         ASSUMING HYPOTHETICAL GROSS
POLICY         ANNUAL INVESTMENT RETURN OF
YEAR       0%             6%              12%
------
   1    $  4,625      $    6,267      $      7,912
   2      29,455          34,334            39,414
   3      53,666          63,405            73,954
   4      77,331          93,586           111,907
   5     100,405         124,872           153,571
   6     127,018         161,425           203,444
   7     152,962         199,079           257,729
   8     178,364         237,998           317,003
   9     203,289         278,295           381,839
  10     227,749         320,033           452,817
  15     330,117         544,949           926,409
  20     415,651         820,495         1,714,814
  25     477,998       1,162,548         3,028,470
  30     505,623       1,593,582         5,190,941
  35     473,823       2,152,532         8,757,257
  40     329,872       2,858,219        14,669,165
  45          --       3,718,119        24,288,148
  50          --       4,742,961        39,712,406
  55          --       6,028,667        65,060,028
  60          --       7,766,167       108,550,606
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 62 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

VUL IV - NY

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $400,000                       GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                     ANNUAL PREMIUM $4,500
                                 MALE -- AGE 40
                              PREFERRED NONTOBACCO
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                DEATH BENEFIT                            POLICY VALUE
END OF    WITH ANNUAL         ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST           ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%          0%            6%            12%         0%           6%            12%
------------------------------------------------------------------------------------------------------
   1      $    4,725     $400,000      $400,000      $  400,000   $ 3,242      $ 3,470      $    3,698
   2           9,686      400,000       400,000         400,000     6,359        7,017           7,703
   3          14,896      400,000       400,000         400,000     9,353       10,645          12,048
   4          20,365      400,000       400,000         400,000    12,216       14,347          16,758
   5          26,109      400,000       400,000         400,000    14,941       18,118          21,860
   6          32,139      400,000       400,000         400,000    17,518       21,948          27,386
   7          38,471      400,000       400,000         400,000    19,953       25,845          33,384
   8          45,120      400,000       400,000         400,000    22,238       29,801          39,895
   9          52,101      400,000       400,000         400,000    24,364       33,809          46,965
  10          59,431      400,000       400,000         400,000    26,326       37,866          54,647
  15         101,959      400,000       400,000         400,000    33,003       58,235         104,222
  20         156,237      400,000       400,000         400,000    32,466       76,788         180,359
  25         225,511      400,000       400,000         400,000    20,198       89,141         302,801
  30         313,924           --       400,000         585,234        --       85,858         504,512
  35         426,763           --       400,000         880,728        --       45,182         823,111
  40         570,779           --            --       1,399,001        --           --       1,332,382
  45         754,583           --            --       2,221,338        --           --       2,115,560
  50         989,169           --            --       3,449,028        --           --       3,284,788
  55       1,288,567           --            --       5,182,584        --           --       5,131,271
  60       1,670,683           --            --       8,307,617        --           --       8,307,617
------------------------------------------------------------------------------------------------------


                CASH SURRENDER VALUE
END OF      ASSUMING HYPOTHETICAL GROSS
POLICY      ANNUAL INVESTMENT RETURN OF
YEAR      0%           6%            12%
------
   1    $    --      $    --      $       --
   2      2,191        2,849           3,535
   3      5,185        6,477           7,880
   4      8,048       10,179          12,590
   5     10,773       13,950          17,692
   6     14,184       18,614          24,052
   7     17,452       23,344          30,883
   8     20,570       28,133          38,227
   9     23,531       32,976          46,131
  10     26,326       37,866          54,647
  15     33,003       58,235         104,222
  20     32,466       76,788         180,359
  25     20,198       89,141         302,801
  30         --       85,858         504,512
  35         --       45,182         823,111
  40         --           --       1,332,382
  45         --           --       2,115,560
  50         --           --       3,284,788
  55         --           --       5,131,271
  60         --           --       8,307,617
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   63

VUL IV ES - NY

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $2,000,000                     GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    ANNUAL PREMIUM $30,000
                                 MALE -- AGE 40
                              PREFERRED NONTOBACCO
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                   DEATH BENEFIT                                POLICY VALUE
END OF    WITH ANNUAL            ASSUMING HYPOTHETICAL GROSS                  ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST              ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%           0%              6%              12%          0%             6%              12%
----------------------------------------------------------------------------------------------------------------
   1      $   31,500     $2,000,000      $2,000,000      $ 2,000,000   $ 23,681      $   25,266      $    26,854
   2          64,575      2,000,000       2,000,000        2,000,000     46,607          51,259           56,106
   3          99,304      2,000,000       2,000,000        2,000,000     68,799          78,017           88,016
   4         135,769      2,000,000       2,000,000        2,000,000     90,220         105,528          122,810
   5         174,057      2,000,000       2,000,000        2,000,000    110,836         133,778          160,744
   6         214,260      2,000,000       2,000,000        2,000,000    130,616         162,757          202,108
   7         256,473      2,000,000       2,000,000        2,000,000    149,583         192,513          247,282
   8         300,797      2,000,000       2,000,000        2,000,000    167,706         223,042          296,636
   9         347,337      2,000,000       2,000,000        2,000,000    184,956         254,345          350,587
  10         396,204      2,000,000       2,000,000        2,000,000    201,305         286,425          409,604
  15         679,725      2,000,000       2,000,000        2,000,000    266,656         456,965          800,144
  20       1,041,578      2,000,000       2,000,000        2,000,000    296,127         640,716        1,427,994
  25       1,503,404      2,000,000       2,000,000        2,985,436    270,403         830,952        2,447,079
  30       2,092,824      2,000,000       2,000,000        4,692,208    147,396       1,015,539        4,045,007
  35       2,845,090             --       2,000,000        7,024,076         --       1,177,197        6,564,557
  40       3,805,193             --       2,000,000       11,122,022         --       1,279,521       10,592,402
  45       5,030,555             --       2,000,000       17,625,168         --       1,238,319       16,785,875
  50       6,594,462             --       2,000,000       27,332,694         --         600,014       26,031,137
  55       8,590,447             --              --       41,038,310         --              --       40,631,990
  60      11,137,887             --              --       65,751,354         --              --       65,751,354
----------------------------------------------------------------------------------------------------------------


                  CASH SURRENDER VALUE
END OF         ASSUMING HYPOTHETICAL GROSS
POLICY         ANNUAL INVESTMENT RETURN OF
YEAR       0%             6%              12%
------
   1    $  2,841      $    4,426      $     6,014
   2      25,767          30,419           35,266
   3      47,959          57,177           67,176
   4      69,380          84,688          101,970
   5      89,996         112,938          139,904
   6     113,944         146,085          185,436
   7     137,079         180,009          234,778
   8     159,370         214,706          288,300
   9     180,788         250,177          346,419
  10     201,305         286,425          409,604
  15     266,656         456,965          800,144
  20     296,127         640,716        1,427,994
  25     270,403         830,952        2,447,079
  30     147,396       1,015,539        4,045,007
  35          --       1,177,197        6,564,557
  40          --       1,279,521       10,592,402
  45          --       1,238,319       16,785,875
  50          --         600,014       26,031,137
  55          --              --       40,631,990
  60          --              --       65,751,354
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 64 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

VUL IV - NY                                                   FOR PRIOR POLICIES

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $275,000                          CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                     ANNUAL PREMIUM $3,500
                                 MALE -- AGE 40
                              PREFERRED NONSMOKER
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                 DEATH BENEFIT                             POLICY VALUE
END OF    WITH ANNUAL          ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%          0%            6%             12%         0%            6%             12%
---------------------------------------------------------------------------------------------------------
   1      $    3,675     $275,000      $275,000      $   275,000   $ 2,845      $  3,032      $     3,220
   2           7,534      275,000       275,000          275,000     5,623         6,176            6,753
   3          11,585      275,000       275,000          275,000     8,320         9,421           10,614
   4          15,840      275,000       275,000          275,000    10,945        12,779           14,846
   5          20,307      275,000       275,000          275,000    13,486        16,240           19,472
   6          24,997      275,000       275,000          275,000    15,944        19,809           24,534
   7          29,922      275,000       275,000          275,000    18,307        23,478           30,063
   8          35,093      275,000       275,000          275,000    20,599        27,274           36,132
   9          40,523      275,000       275,000          275,000    22,822        31,204           42,798
  10          46,224      275,000       275,000          275,000    24,985        35,282           50,132
  15          79,301      275,000       275,000          275,000    35,406        59,063          101,282
  20         121,517      275,000       275,000          275,000    43,285        87,273          185,463
  25         175,397      275,000       275,000          399,196    48,012       121,499          327,210
  30         244,163      275,000       275,000          648,850    47,018       162,434          559,354
  35         331,927      275,000       275,000        1,005,936    35,944       212,963          940,127
  40         443,939      275,000       294,493        1,646,528     4,369       280,470        1,568,122
  45         586,898           --       383,931        2,711,866        --       365,649        2,582,730
  50         769,354           --       489,556        4,406,659        --       466,244        4,196,818
  55       1,002,219           --       598,003        6,906,004        --       592,082        6,837,628
  60       1,299,420           --       762,186       11,359,275        --       762,186       11,359,275
---------------------------------------------------------------------------------------------------------


                 CASH SURRENDER VALUE
END OF       ASSUMING HYPOTHETICAL GROSS
POLICY       ANNUAL INVESTMENT RETURN OF
YEAR      0%            6%             12%
------
   1    $     0      $    167      $       355
   2      2,757         3,311            3,887
   3      5,454         6,555            7,748
   4      8,080         9,913           11,981
   5     10,621        13,374           16,607
   6     13,652        17,517           22,242
   7     16,587        21,758           28,344
   8     19,452        26,127           34,985
   9     22,249        30,631           42,225
  10     24,985        35,282           50,132
  15     35,406        59,063          101,282
  20     43,285        87,273          185,463
  25     48,012       121,499          327,210
  30     47,018       162,434          559,354
  35     35,944       212,963          940,127
  40      4,369       280,470        1,568,122
  45         --       365,649        2,582,730
  50         --       466,244        4,196,818
  55         --       592,082        6,837,628
  60         --       762,186       11,359,275
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   65

VUL IV ES - NY                                                FOR PRIOR POLICIES

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $2,000,000                        CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    ANNUAL PREMIUM $25,000
                                 MALE -- AGE 40
                              PREFERRED NONSMOKER
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                   DEATH BENEFIT                                POLICY VALUE
END OF    WITH ANNUAL            ASSUMING HYPOTHETICAL GROSS                  ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST              ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%           0%              6%              12%          0%             6%              12%
----------------------------------------------------------------------------------------------------------------
   1      $   26,250     $2,000,000      $2,000,000      $ 2,000,000   $ 21,020      $   22,382      $    23,746
   2          53,813      2,000,000       2,000,000        2,000,000     41,482          45,521           49,726
   3          82,753      2,000,000       2,000,000        2,000,000     61,400          69,452           78,175
   4         113,141      2,000,000       2,000,000        2,000,000     80,844          94,271          109,408
   5         145,048      2,000,000       2,000,000        2,000,000     99,712         119,905          143,597
   6         178,550      2,000,000       2,000,000        2,000,000    117,965         146,336          180,995
   7         213,728      2,000,000       2,000,000        2,000,000    135,562         173,550          221,886
   8         250,664      2,000,000       2,000,000        2,000,000    152,631         201,702          266,754
   9         289,447      2,000,000       2,000,000        2,000,000    169,132         230,784          315,967
  10         330,170      2,000,000       2,000,000        2,000,000    185,132         260,897          370,038
  15         566,437      2,000,000       2,000,000        2,000,000    263,476         438,725          750,968
  20         867,981      2,000,000       2,000,000        2,000,000    324,136         651,843        1,381,912
  25       1,252,836      2,000,000       2,000,000        2,981,806    362,568         911,670        2,444,103
  30       1,744,020      2,000,000       2,000,000        4,863,775    363,281       1,227,522        4,192,909
  35       2,370,908      2,000,000       2,000,000        7,571,843    296,982       1,624,119        7,076,488
  40       3,170,994      2,000,000       2,263,138       12,449,078     99,601       2,155,369       11,856,265
  45       4,192,129             --       2,956,612       20,609,454         --       2,815,821       19,628,052
  50       5,495,385             --       3,782,178       33,680,388         --       3,602,075       32,076,560
  55       7,158,706             --       4,634,040       53,051,070         --       4,588,159       52,525,812
  60       9,281,573             --       5,922,541       87,642,825         --       5,922,541       87,642,825
----------------------------------------------------------------------------------------------------------------


                  CASH SURRENDER VALUE
END OF         ASSUMING HYPOTHETICAL GROSS
POLICY         ANNUAL INVESTMENT RETURN OF
YEAR       0%             6%              12%
------
   1    $    180      $    1,542      $     2,906
   2      20,642          24,681           28,886
   3      40,560          48,612           57,335
   4      60,004          73,431           88,568
   5      78,872          99,065          122,757
   6     101,293         129,664          164,323
   7     123,058         161,046          209,382
   8     144,295         193,366          258,418
   9     164,964         226,616          311,799
  10     185,132         260,897          370,038
  15     263,476         438,725          750,968
  20     324,136         651,843        1,381,912
  25     362,568         911,670        2,444,103
  30     363,281       1,227,522        4,192,909
  35     296,982       1,624,119        7,076,488
  40      99,601       2,155,369       11,856,265
  45          --       2,815,821       19,628,052
  50          --       3,602,075       32,076,560
  55          --       4,588,159       52,525,812
  60          --       5,922,541       87,642,825
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 66 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

VUL IV - NY                                                   FOR PRIOR POLICIES

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $275,000                       GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                     ANNUAL PREMIUM $3,500
                                 MALE -- AGE 40
                              PREFERRED NONSMOKER
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                DEATH BENEFIT                            POLICY VALUE
END OF    WITH ANNUAL         ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST           ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%          0%            6%            12%         0%           6%            12%
------------------------------------------------------------------------------------------------------
   1      $    3,675     $275,000      $275,000      $  275,000   $ 2,587      $ 2,766      $    2,945
   2           7,534      275,000       275,000         275,000     5,081        5,601           6,143
   3          11,585      275,000       275,000         275,000     7,485        8,509           9,621
   4          15,840      275,000       275,000         275,000     9,793       11,486          13,400
   5          20,307      275,000       275,000         275,000    12,001       14,529          17,506
   6          24,997      275,000       275,000         275,000    14,103       17,635          21,967
   7          29,922      275,000       275,000         275,000    16,102       20,807          26,822
   8          35,093      275,000       275,000         275,000    17,993       24,043          32,107
   9          40,523      275,000       275,000         275,000    19,772       27,339          37,863
  10          46,224      275,000       275,000         275,000    21,433       30,695          44,137
  15          79,301      275,000       275,000         275,000    27,554       47,997          85,091
  20         121,517      275,000       275,000         275,000    28,724       65,122         149,340
  25         175,397      275,000       275,000         310,768    21,995       79,785         254,728
  30         244,163      275,000       275,000         490,635       966       87,183         422,961
  35         331,927           --       275,000         736,400        --       76,755         688,224
  40         443,939           --       275,000       1,167,875        --       17,904       1,112,262
  45         586,898           --            --       1,852,543        --           --       1,764,326
  50         769,354           --            --       2,874,639        --           --       2,737,752
  55       1,002,219           --            --       4,317,789        --           --       4,275,039
  60       1,299,420           --            --       6,919,649        --           --       6,919,649
------------------------------------------------------------------------------------------------------


                CASH SURRENDER VALUE
END OF      ASSUMING HYPOTHETICAL GROSS
POLICY      ANNUAL INVESTMENT RETURN OF
YEAR      0%           6%            12%
------
   1    $    --      $    --      $       80
   2      2,215        2,735           3,278
   3      4,619        5,643           6,755
   4      6,928        8,621          10,535
   5      9,135       11,664          14,641
   6     11,810       15,342          19,675
   7     14,382       19,088          25,102
   8     16,847       22,897          30,961
   9     19,198       26,766          37,290
  10     21,433       30,695          44,137
  15     27,554       47,997          85,091
  20     28,724       65,122         149,340
  25     21,995       79,785         254,728
  30        966       87,183         422,961
  35         --       76,755         688,224
  40         --       17,904       1,112,262
  45         --           --       1,764,326
  50         --           --       2,737,752
  55         --           --       4,275,039
  60         --           --       6,919,649
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   67

VUL IV ES - NY                                                FOR PRIOR POLICIES

ILLUSTRATION
--------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $2,000,000                     GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    ANNUAL PREMIUM $25,000
                                 MALE -- AGE 40
                              PREFERRED NONSMOKER
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                   DEATH BENEFIT                               POLICY VALUE
END OF    WITH ANNUAL            ASSUMING HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST              ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%           0%              6%              12%          0%            6%             12%
--------------------------------------------------------------------------------------------------------------
   1      $   26,250     $2,000,000      $2,000,000      $ 2,000,000   $ 18,940      $ 20,235      $    21,532
   2          53,813      2,000,000       2,000,000        2,000,000     37,204        40,977           44,912
   3          82,753      2,000,000       2,000,000        2,000,000     54,811        62,258           70,340
   4         113,141      2,000,000       2,000,000        2,000,000     71,722        84,049           97,977
   5         145,048      2,000,000       2,000,000        2,000,000     87,897       106,324          128,005
   6         178,550      2,000,000       2,000,000        2,000,000    103,302       129,057          160,630
   7         213,728      2,000,000       2,000,000        2,000,000    117,957       152,283          196,140
   8         250,664      2,000,000       2,000,000        2,000,000    131,826       175,978          234,802
   9         289,447      2,000,000       2,000,000        2,000,000    144,875       200,125          276,915
  10         330,170      2,000,000       2,000,000        2,000,000    157,071       224,704          322,819
  15         566,437      2,000,000       2,000,000        2,000,000    202,129       351,577          622,563
  20         867,981      2,000,000       2,000,000        2,000,000    211,182       477,488        1,093,111
  25       1,252,836      2,000,000       2,000,000        2,275,453    162,840       586,049        1,865,125
  30       1,744,020      2,000,000       2,000,000        3,591,983     10,655       642,844        3,096,537
  35       2,370,908             --       2,000,000        5,390,855         --       572,416        5,038,182
  40       3,170,994             --       2,000,000        8,549,111         --       156,458        8,142,011
  45       4,192,129             --              --       13,560,672         --            --       12,914,926
  50       5,495,385             --              --       21,042,097         --            --       20,040,093
  55       7,158,706             --              --       31,605,482         --            --       31,292,557
  60       9,281,573             --              --       50,650,296         --            --       50,650,296
--------------------------------------------------------------------------------------------------------------


                 CASH SURRENDER VALUE
END OF        ASSUMING HYPOTHETICAL GROSS
POLICY        ANNUAL INVESTMENT RETURN OF
YEAR       0%            6%             12%
------
   1    $     --      $     --      $       692
   2      16,364        20,137           24,072
   3      33,971        41,418           49,500
   4      50,882        63,209           77,137
   5      67,057        85,484          107,165
   6      86,630       112,385          143,958
   7     105,453       139,779          183,636
   8     123,490       167,642          226,466
   9     140,707       195,957          272,747
  10     157,071       224,704          322,819
  15     202,129       351,577          622,563
  20     211,182       477,488        1,093,111
  25     162,840       586,049        1,865,125
  30      10,655       642,844        3,096,537
  35          --       572,416        5,038,182
  40          --       156,458        8,142,011
  45          --            --       12,914,926
  50          --            --       20,040,093
  55          --            --       31,292,557
  60          --            --       50,650,296
------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 68 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your policy.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT VALUATION DATE: The date of the insured's death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured's death.

FIXED ACCOUNT: The general investment account of RiverSource Life of NY. The fixed account is made up of all of RiverSource Life of NY's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Variable Account and the Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

LAPSE: The policy ends without value and no death benefit will be paid.

MINIMUM INITIAL PREMIUM: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing that the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

NO LAPSE GUARANTEE TO AGE 100 (NLG-100): Guarantees the policy will not lapse before the insured's attained insurance age 100.

NLG-100 PREMIUM: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured's insurance age, duration, sex, risk classification, optional insurance benefits added by rider and the initial specified amount.

The feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

OWNER: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PRIOR POLICIES: Policies purchased prior to May 1, 2006.

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   69

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

- Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

   -- the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

   -- the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

- On surrender of the policy, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

VALUATION DATE: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins.

VALUATION PERIOD: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.

VARIABLE ACCOUNT: RiverSource of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI). The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

 70 RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY

    RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE
                                           IV - ESTATE SERIES -- PROSPECTUS   71

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
(800) 541-2251

 Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or
       RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

                   RiverSource Life Insurance Co. of New York
                 20 Madison Avenue Extension, Albany, NY 12203
                                 (800) 541-2251
                         riversource.com/lifeinsurance

You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C.
 (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC,
                  100 F Street, N.E., Washington, D.C. 20549.

                     Investment Company Act File #811-5213


RiverSource Distributors, Inc.(Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York, Albany, New
  York. Both companies are affiliated with Ameriprise Financial Services, Inc. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.



       (C) 2008 RiverSource Life Insurance Company. All rights reserved.



S-6419 L (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)


VARIABLE UNIVERSAL LIFE INSURANCE III


AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

             20 Madison Avenue Extension
             Albany, NY 12203
             Telephone: (800) 541-2251
             Web site address: riversource.com/lifeinsurance
             RIVERSOURCE OF NEW YORK ACCOUNT 8

This prospectus contains information about the life insurance policy that you should know before investing in RiverSource Variable Universal Life III (VUL III - NY).

The purpose of the policy is to provide life insurance protection on the life of the insured and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:

- A fixed account to which we credit interest.

- Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under this policy. Please read all prospectuses carefully and keep them for future reference.

This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

PLEASE NOTE THAT YOUR INVESTMENTS IN A POLICY AND ITS UNDERLYING FUNDS:

- Are NOT deposits or obligations of a bank or financial institution;

- Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

- Are subject to risks including loss of the amount you invested and the policy ending without value.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   1

TABLE OF CONTENTS


FEE TABLES......................................   3
    Transaction Fees............................   3
    Charges Other than Fund Operating
       Expenses.................................   3
    Annual Operating Expenses of the Funds......   5
POLICY BENEFITS AND RISKS.......................   9
    Policy Benefits.............................   9
    Policy Risks................................  12
    Fund Risks..................................  14
LOADS, FEES AND CHARGES.........................  15
    Premium Expense Charge......................  15
    Monthly Deduction...........................  15
    Surrender Charge............................  16
    Partial Surrender Charge....................  16
    Mortality and Expense Risk Charge...........  16
    Annual Operating Expenses of the Funds......  17
    Effect of Loads, Fees and Charges...........  17
    Other Information on Charges................  17
RIVERSOURCE LIFE OF NY..........................  17
THE VARIABLE ACCOUNT AND THE FUNDS..............  18
    Relationship Between Funds and
       Subaccounts..............................  35
    Substitution of Investments.................  35
    Voting Rights...............................  35
THE FIXED ACCOUNT...............................  35
PURCHASING YOUR POLICY..........................  36
    Application.................................  36
    Premiums....................................  36
    Limitations on Use of the Policy............  37
POLICY VALUE....................................  37
    Fixed Account...............................  37
    Subaccounts.................................  37
KEEPING THE POLICY IN FORCE.....................  39
    No Lapse Guarantee..........................  39
    Grace Period................................  39
    Reinstatement...............................  39
    Exchange Right..............................  39
PROCEEDS PAYABLE UPON DEATH.....................  39
    Change in Death Benefit Option..............  40
    Changes in Specified Amount.................  40
    Misstatement of Age or Sex..................  42
    Suicide.....................................  42
    Beneficiary.................................  42
TRANSFERS BETWEEN THE FIXED ACCOUNT AND
  SUBACCOUNTS...................................  42
    Restrictions on Transfers...................  42
    Fixed Account Transfer Policies.............  44
    Minimum Transfer Amounts....................  44
    Maximum Transfer Amounts....................  44
    Maximum Number of Transfers Per Year........  44
    Automated Transfers.........................  44
    Automated Dollar-Cost Averaging.............  45
    Asset Rebalancing...........................  46
    Portfolio Navigator Asset Allocation
       Program..................................  46
POLICY LOANS....................................  49
    Minimum Loan Amounts........................  49
    Maximum Loan Amounts........................  49
    Allocation of Loans to Accounts.............  49
    Repayments..................................  49
    Overdue Interest............................  49
    Effect of Policy Loans......................  49
POLICY SURRENDERS...............................  50
    Total Surrenders............................  50
    Partial Surrenders..........................  50
TWO WAYS TO REQUEST A TRANSFER, LOAN OR
  SURRENDER.....................................  51
PAYMENT OF POLICY PROCEEDS......................  51
    Payment Options.............................  51
    Deferral of Payments........................  52
FEDERAL TAXES...................................  52
    RiverSource Life of NY's Tax Status.........  52
    Taxation of Policy Proceeds.................  53
    Modified Endowment Contracts................  54
    Other Tax Considerations....................  55
    Split Dollar Arrangements...................  55
DISTRIBUTION OF THE POLICY......................  57
LEGAL PROCEEDINGS...............................  57
POLICY ILLUSTRATIONS............................  58
KEY TERMS.......................................  61
FINANCIAL STATEMENTS............................  62





 2  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY OR SURRENDER THE POLICY.

TRANSACTION FEES

            CHARGE                   WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
PREMIUM EXPENSE CHARGE           When you pay premium.            3.5% of each premium payment.
--------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(A)              When you surrender your policy   Rate per $1,000 of initial specified amount:
                                 for its full cash surrender
                                 value, or the policy lapses,     MINIMUM: $5.11 -- Female, Standard, Age 1
                                 during the first ten years and
                                 for ten years after requesting   MAXIMUM: $36.80 -- Male, Smoker, Age 85
                                 an increase in the specified
                                 amount.                          REPRESENTATIVE INSURED: $10.42 -- Male, Preferred Nonsmoker,
                                                                  Age 40
--------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE         When you surrender part of the   The lesser of:
                                 value of your policy.            - $25; or
                                                                  - 2% of the amount surrendered.
--------------------------------------------------------------------------------------------------------------------------------
FEES FOR EXPRESS MAIL AND        When we pay policy proceeds by   - $15 -- United States
ELECTRONIC FUND TRANSFERS OF     express mail or electronic fund  - $30 -- International
LOAN PAYMENTS AND SURRENDERS     transfer.
--------------------------------------------------------------------------------------------------------------------------------

(a) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

CHARGES OTHER THAN FUND OPERATING EXPENSES

            CHARGE                   WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
COST OF INSURANCE CHARGES(A)     Monthly.                         Monthly rate per $1,000 of net amount at risk:
                                                                  MINIMUM: $0.06 -- Female, Standard, Age 10
                                                                  MAXIMUM: $83.33 -- Male, Smoker, Age 99
                                                                  REPRESENTATIVE INSURED: $.20 -- Male, Preferred Nonsmoker, Age
                                                                  40
--------------------------------------------------------------------------------------------------------------------------------
POLICY FEE                       Monthly.                         GUARANTEED: $5 per month.
--------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       Daily.                           GUARANTEED: .90% of the average daily net asset value of the
CHARGE                                                            subaccounts for all policy years.
                                                                  CURRENT:
                                                                  - .90% for policy years 1-10; and
                                                                  - .45% for policy years 11+.
--------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE ON LOANS           Charged daily and due at the     GUARANTEED: 6% per year.
                                 end of the policy year.
                                                                  CURRENT:
                                                                  - 6% for policy years 1-10;
                                                                  - 4% for policy years 11+.
--------------------------------------------------------------------------------------------------------------------------------

(a) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

                    RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   3

            CHARGE                   WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
ACCIDENTAL DEATH BENEFIT RIDER   Monthly.                         Monthly rate per $1,000 of accidental death benefit amount:
(ADB) (A)
                                                                  MINIMUM: $.04 -- Female, Age 5
                                                                  MAXIMUM: $.16 -- Male, Age 69
                                                                  REPRESENTATIVE INSURED: $.08 -- Male, Preferred Nonsmoker, Age
                                                                  40
--------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC INCREASE BENEFIT       No charge.                       No charge for this rider, however, the additional insurance
RIDER (AIBR)                                                      added by the rider is subject to monthly cost of insurance charges.
--------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE RIDER       Monthly.                         Monthly rate per $1,000 of CIR specified amount:
(CIR)                                                             $.58
--------------------------------------------------------------------------------------------------------------------------------
OTHER INSURED RIDER              Monthly.                         Monthly rate per $1,000 of OIR specified amount:
(OIR)(A),(B)
                                                                  MINIMUM: $.06 -- Female, Standard, Age 10
                                                                  MAXIMUM: $83.33 -- Male, Smoker, Age 99
                                                                  REPRESENTATIVE INSURED: $.20 -- Male, Preferred Nonsmoker, Age
                                                                  40
--------------------------------------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY DEDUCTION      Monthly.                         Monthly rate per $1,000 of net amount at risk plus the OIR
RIDER (WMD) (A)                                                   specified amounts if applicable:
                                                                  MINIMUM: $.01 -- Female, Standard, Age 5
                                                                  MAXIMUM: $.28 -- Male, Smoker, Age 59
                                                                  REPRESENTATIVE INSURED: $.02 -- Male, Preferred Nonsmoker, Age
                                                                  40
--------------------------------------------------------------------------------------------------------------------------------
WAIVER OF PREMIUM RIDER (WP)(A)  Monthly.                         Monthly rate multiplied by the greater of the
                                                                  monthly-specified premium selected for the rider of the
                                                                  monthly deduction for the policy and any other riders attached to the policy:
                                                                  MINIMUM: $.03206 -- Male, Nonsmoker, Age 20
                                                                  MAXIMUM: $.40219 -- Female, Smoker, Age 59
                                                                  REPRESENTATIVE INSURED: $.04649 -- Male, Preferred Nonsmoker,
                                                                  Age 40
--------------------------------------------------------------------------------------------------------------------------------


(a) This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.


(b) OIR cannot be added to any in-force policy and any OIR currently in-force on a policy cannot be increased.


 4  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL ANNUAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A) (Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Capital Appreciation Fund,       0.61%            --%          0.27%               --%                   0.88%
 Series I Shares
 AIM V.I. Capital Development Fund,        0.75             --           0.31                --                    1.06(1)
 Series I Shares
 AIM V.I. Core Equity Fund, Series I       0.60             --           0.28              0.02                    0.90(1)
 Shares
 AIM V.I. Financial Services Fund,         0.75             --           0.36                --                    1.11
 Series I Shares
 AIM V.I. International Growth Fund,       0.71           0.25           0.36              0.01                    1.33(1)
 Series II Shares
 AIM V.I. Technology Fund, Series I        0.75             --           0.35              0.01                    1.11
 Shares
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS International       0.75           0.25           0.06                --                    1.06
 Value Portfolio (Class B)
 AllianceBernstein VPS Large Cap           0.75           0.25           0.07                --                    1.07
 Growth Portfolio (Class B)
 American Century VP International,        1.20             --           0.01                --                    1.21
 Class I
 American Century VP Value, Class I        0.93             --           0.01                --                    0.94
 Calvert Variable Series, Inc. Social      0.70             --           0.20                --                    0.90
 Balanced Portfolio
 Columbia High Yield Fund, Variable        0.78           0.25           0.12                --                    1.15(2)
 Series, Class B
 Credit Suisse Trust - Commodity           0.50           0.25           0.28                --                    1.03(3)
 Return Strategy Portfolio
 Credit Suisse Trust - Mid-Cap Core        0.70             --           0.58                --                    1.28(3)
 Portfolio
 Credit Suisse Trust - Small Cap Core      0.70             --           0.22                --                    0.92
 I Portfolio
 Eaton Vance VT Floating-Rate Income       0.57           0.25           0.32                --                    1.14
 Fund
 Evergreen VA Fundamental Large Cap        0.58           0.25           0.17                --                    1.00
 Fund - Class 2
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                    0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth & Income           0.46           0.10           0.12                --                    0.68
 Portfolio Service Class
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.10           0.10                --                    0.76
 Service Class
 Fidelity(R) VIP Overseas Portfolio        0.71           0.10           0.14                --                    0.95
 Service Class
 FTVIPT Franklin Global Real Estate        0.75           0.25           0.31                --                    1.31(4)
 Securities Fund - Class 2
 FTVIPT Franklin Small Cap Value           0.51           0.25           0.15              0.02                    0.93(5)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Foreign Securities       0.63           0.25           0.14              0.02                    1.04(5)
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value           0.80             --           0.07                --                    0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured Small        0.75             --           0.20                --                    0.95(6)
 Cap Equity Fund - Institutional
 Shares


                    RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   5

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 Goldman Sachs VIT Structured U.S.         0.65%            --%          0.07%               --%                   0.72%(7)
 Equity Fund - Institutional Shares
 Janus Aspen Series Global Technology      0.64           0.25           0.18              0.01                    1.08
 Portfolio: Service Shares
 Janus Aspen Series International          0.64           0.25           0.06                --                    0.95
 Growth Portfolio: Service Shares
 Janus Aspen Series Large Cap Growth       0.64           0.25           0.02              0.01                    0.92
 Portfolio: Service Shares
 Janus Aspen Series Mid Cap Growth         0.64           0.25           0.04                --                    0.93
 Portfolio: Service Shares
 Lazard Retirement International           0.75           0.25           0.18                --                    1.18
 Equity Portfolio - Service Shares
 MFS(R) Investors Growth Stock             0.75           0.25           0.11                --                    1.11
 Series - Service Class
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                    1.26
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                    1.10(8)
 Class
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(9)
 Service Shares
 PIMCO VIT All Asset Portfolio,            0.18           0.25           0.25              0.69                    1.37(10)
 Advisor Share Class
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                    1.08
 Fund - Class IB Shares
 Putnam VT High Yield Fund - Class IB      0.69           0.25           0.10              0.01                    1.05(11)
 Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT International New               1.00           0.25           0.17                --                    1.42(11)
 Opportunities Fund - Class IB Shares
 Putnam VT New Opportunities               0.63             --           0.09                --                    0.72
 Fund - Class IA Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares
 Royce Capital Fund - Micro-Cap            1.25             --           0.06                --                    1.31
 Portfolio, Investment Class
 RVST Disciplined Asset Allocation(SM)       --           0.25           0.30              0.76                    1.31(12)
 Portfolios - Aggressive
 RVST Disciplined Asset Allocation(SM)       --           0.25           0.30              0.64                    1.19(12)
 Portfolios - Conservative
 RVST Disciplined Asset Allocation(SM)       --           0.25           0.30              0.70                    1.25(12)
 Portfolios - Moderate
 RVST Disciplined Asset Allocation(SM)       --           0.25           0.30              0.73                    1.28(12)
 Portfolios - Moderately Aggressive
 RVST Disciplined Asset Allocation(SM)       --           0.25           0.30              0.67                    1.22(12)
 Portfolios - Moderately Conservative
 RVST RiverSource(R) Partners Variable     0.70           0.13           0.16                --                    0.99(13)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable     0.83           0.13           1.13                --                    2.09(13)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(13)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.53           0.13           0.14                --                    0.80
 Portfolio - Balanced Fund
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.68           0.13           0.19                --                    1.00(13)
 Portfolio - Global Bond Fund
 RVST RiverSource(R) Variable              0.44           0.13           0.17                --                    0.74(13)
 Portfolio - Global Inflation
 Protected Securities Fund
 RVST RiverSource(R) Variable              0.60           0.13           0.16                --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable              0.61           0.13           0.17                --                    0.91
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.36                --                    1.08(13)
 Portfolio - Large Cap Value Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable              0.73           0.13           0.17                --                    1.03(13)
 Portfolio - Mid Cap Value Fund
 RVST RiverSource(R) Variable              0.22           0.13           0.17                --                    0.52(13)
 Portfolio - S&P 500 Index Fund


 6  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 RVST RiverSource(R) Variable              0.48%          0.13%          0.18%               --%                   0.79%
 Portfolio - Short Duration U.S.
 Government Fund
 RVST RiverSource(R) Variable              0.68           0.13           0.20                --                    1.01(13)
 Portfolio - Small Cap Advantage Fund
 RVST Threadneedle(R) Variable             1.11           0.13           0.26                --                    1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable             0.69           0.13           0.19                --                    1.01
 Portfolio - International Opportunity
 Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity
 Fund)
 Third Avenue Value Portfolio              0.90             --           0.27                --                    1.17
 Van Kampen Life Investment Trust          0.56           0.25           0.03                --                    0.84
 Comstock Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate         0.85           0.35           0.38                --                    1.58(14)
 Portfolio, Class II Shares
 Van Kampen UIF Mid Cap Growth             0.75           0.35           0.35                --                    1.45(14)
 Portfolio, Class II Shares
 Wanger International Small Cap            0.88             --           0.11                --                    0.99
 (effective June 1, 2008, the Fund
 will change its name to Wanger
 International)
 Wanger U.S. Smaller Companies             0.90             --           0.05                --                    0.95
 (effective June 1, 2008, the Fund
 will change its name to Wanger USA)
 Wells Fargo Advantage VT Opportunity      0.73           0.25           0.20                --                    1.18(15)
 Fund
 Wells Fargo Advantage VT Small Cap        0.75           0.25           0.23                --                    1.23(15)
 Growth Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).



(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares and Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.05% for AIM V.I. Capital Development Fund, Series I Shares, 0.89% for AIM V.I. Core Equity Fund, Series I Shares and 1.32% for AIM V.I. International Growth Fund, Series II Shares.



(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.



(3) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio and 1.25% for Credit Suisse Trust - Mid-Cap Core Portfolio.



(4) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.



(5) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.



(6) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.114% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. In addition, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund's average daily net assets. This waiver may be modified or terminated at any time at the option of the Investment Adviser. After fee waivers and expense reductions net expenses would be 0.90% for Goldman Sachs VIT Structured Small Cap Equity
    Fund - Institutional Shares.



(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.



(8) MFS has agreed in writing to reduce its management fee to 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.



(9) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.



(10) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.



(11) Putnam Management has a contractual agreement to limit expenses through Dec. 31, 2008. After fee waivers and expense reimbursements net expenses would be 1.00% for Putnam VT High Yield Fund - Class IB Shares and 1.36% for Putnam VT International New Opportunities Fund - Class IB Shares.


                    RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   7

(12) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), will not exceed 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Aggressive, 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Conservative, 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Moderate, 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Moderately Aggressive and 0.41% for RVST Disciplined Asset Allocation(SM) Portfolios - Moderately Conservative.


(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     0.98% for RVST RiverSource(R) Partners Variable Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable
     Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.98% for RVST RiverSource(R) Variable Portfolio - Global Bond Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund, 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund and 1.13% for RVST RiverSource(R) Variable Portfolio - Small Cap Advantage Fund.



(14) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares and 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares.



(15) The adviser has contractually agreed through April 30, 2009 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.07% for Wells Fargo Advantage VT Opportunity Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund.


 8  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

POLICY BENEFITS AND RISKS

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.

POLICY BENEFITS

       POLICY BENEFIT                  WHAT IT MEANS                                     HOW IT WORKS
DEATH BENEFIT                 We will pay a benefit to the     The amount payable is the death benefit amount minus any
                              beneficiary of the policy when   indebtedness as of the death benefit valuation date. You may
                              the insured dies. Before the     choose either of the following death benefit options:
                              insured's attained insurance
                              age 100, your policy's death     OPTION 1 (LEVEL AMOUNT): If death is prior to the maturity date,
                              benefit can never be less than   the death benefit amount is the greater of the following as the specified amount unless you  determined on the death benefit valuation date:
                              change that amount or your       - the specified amount; or
                              policy has outstanding           - a percentage of the policy value.
                              indebtedness.
                                                               OPTION 2 (VARIABLE AMOUNT): If death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
                                                               - the policy value plus the specified amount; or
                                                               - the percentage of the policy value.
                                                               You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges.
--------------------------------------------------------------------------------------------------------------------------------
MATURITY BENEFIT              If the insured is alive at       The policy matures at the maturity date. We pay you the cash
                              insurance age 100, the policy    surrender value as a maturity benefit.
                              ends.
--------------------------------------------------------------------------------------------------------------------------------
NO LAPSE GUARANTEE (NLG)      Your policy will not lapse (end  NO LAPSE GUARANTEE: The policy has the NLG option, which without value) if the NLG is in  guarantees the policy will not lapse for five policy years. The
                              effect, even if the cash         NLG remains in effect if you meet certain premium requirements
                              surrender value is less than     and indebtedness does not exceed the policy value minus surrender
                              the amount needed to pay the     charges.
                              monthly deduction.
--------------------------------------------------------------------------------------------------------------------------------
FLEXIBLE PREMIUMS             You choose when to pay premiums  When you apply for your policy, you state how much you intend to
                              and how much premium to pay.     pay and whether you will pay quarterly, semiannually or annually.
                                                               You may also make additional, unscheduled premium payments subject to certain limits. We may refuse premiums in order to comply with the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the
                                                               NLG remains in effect.
--------------------------------------------------------------------------------------------------------------------------------

                    RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   9

       POLICY BENEFIT                  WHAT IT MEANS                                     HOW IT WORKS
RIGHT TO EXAMINE YOUR POLICY  You may return your policy for   You may mail or deliver the policy to our home office or to your
("FREE LOOK")                 any reason and receive a full    sales representative with a written request for cancellation by
                              refund of all premiums paid.     the 10th day after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.
                                                               Under our current administrative practice, your request to cancel the policy under the "Free Look" provision will be honored if received at our home office within 30 days from the latest of the following dates:
                                                               - The date we mail the policy from our office
                                                               - The policy date (only if the policy is issued in force)
                                                               - The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
                                                               We reserve the right to change or discontinue this administrative practice at any time.
--------------------------------------------------------------------------------------------------------------------------------
EXCHANGE RIGHT                For two years after the policy   Because the policy itself offers a fixed return option, all you
                              is issued, you can exchange it   need to do is transfer all of the policy value in the subaccounts
                              for one that provides benefits   to the fixed account. This exchange does not require our
                              that do not vary with the        underwriting approval. We do not issue a new policy.
                              investment return of the
                              subaccounts.
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CHOICES            You may direct your net
                              premiums or transfer your
                              policy's value to:
                              - THE VARIABLE ACCOUNT which     - UNDER THE VARIABLE ACCOUNT your policy's value may increase or
                                consists of subaccounts, each    decrease daily, depending on the investment return. No minimum
                                of which invests in a fund       amount is guaranteed.
                                with a particular investment
                                objective; or
                              - THE FIXED ACCOUNT which is     - THE FIXED ACCOUNT earns interest rates that we adjust
                                our general investment           periodically. This rate will never be lower than 4%.
                                account.
--------------------------------------------------------------------------------------------------------------------------------
SURRENDERS                    You may cancel the policy while  The cash surrender value is the policy value minus indebtedness
                              it is in force and receive its   minus any applicable surrender charges. Partial surrenders are
                              cash surrender value or take a   available within certain limits for a fee.
                              partial surrender out of your
                              policy.
--------------------------------------------------------------------------------------------------------------------------------
LOANS                         You may borrow against your      Your policy secures the loan.
                              policy's cash surrender value.
--------------------------------------------------------------------------------------------------------------------------------

 10  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

       POLICY BENEFIT                  WHAT IT MEANS                                    WHAT CAN HAPPEN
TRANSFERS                     You may transfer your policy's   You may, at no charge, transfer policy value from one subaccount
                              value.                           to another or between subaccounts and the fixed account. You can also arrange for automated transfers among the fixed account and subaccounts. Certain restrictions may apply to transfers.
--------------------------------------------------------------------------------------------------------------------------------
OPTIONAL INSURANCE BENEFITS   You may add optional benefits    AVAILABLE RIDERS YOU MAY ADD:
                              to your policy at an additional  - ACCIDENTAL DEATH BENEFIT RIDER (ADB): ADB provides an
                              cost, in the form of riders (if    additional death benefit if the insured's death is caused by
                              you meet certain requirements).    accidental injury.
                              The amounts of these benefits    - AUTOMATIC INCREASE BENEFIT RIDER (AIB): AIB provides an
                              do not vary with investment        increase in the specified amount at a designated percentage on
                              experience of the variable         each policy anniversary until insured's attained insurance age
                              account. Certain restrictions      65.
                              apply and are clearly described  - CHILDREN'S INSURANCE RIDER (CIR): CIR provides level term
                              in the applicable rider. OIR       coverage on each eligible child.
                              cannot be added to any in-force  - OTHER INSURED RIDER (OIR): OIR provides a level, adjustable
                              policy and any OIR currently       death benefit on the life of each other insured covered.
                              in-force on a policy cannot be   - WAIVER OF MONTHLY DEDUCTION RIDER (WMD): Under WMD, we will
                              increased.                         waive the monthly deduction if the insured becomes totally disabled before age 60.
                                                               - WAIVER OF PREMIUM RIDER (WP): If the insured becomes totally disabled before attained insurance age 60, prior to attained insurance age 65 we will add the monthly-specified premium shown in the policy to the policy value, or waive the monthly deductible if higher. On and after attained insurance age 65 the monthly deduction will be waived. If total disability
                                                                 begins on or after attained insurance age 60 but before
                                                                 attained insurance age 65, the addition of the
                                                                 monthly-specified premium or the waiver of the monthly
                                                                 deduction will be for a limited period of time. WP also
                                                                 includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.
--------------------------------------------------------------------------------------------------------------------------------


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   11

POLICY RISKS


        POLICY RISK                    WHAT IT MEANS                                    WHAT CAN HAPPEN
INVESTMENT RISK               You direct your net premiums or  - You can lose cash values due to adverse investment experience.
                              transfer your policy's value to    No minimum amount is guaranteed under the subaccounts of the
                              a subaccount that drops in         variable account.
                              value.                           - Your death benefit under Option 2 may be lower due to adverse investment experience.
                                                               - Your policy could lapse due to adverse investment experience if the NLG is not in effect and you do not pay the premiums needed to maintain coverage.
                              --------------------------------------------------------------------------------------------------
                              You transfer your policy's       - The value of the subaccount from which you transferred could
                              value between subaccounts.         increase.
                                                               - The value of the subaccount to which you transferred could decrease.
--------------------------------------------------------------------------------------------------------------------------------
RISK OF LIMITED POLICY        The policy is not suitable as a  - If you are unable to afford the premiums needed to keep the
VALUES IN EARLY YEARS         short-term investment.             policy in force for a long period of time, your policy could lapse with no value.
                              --------------------------------------------------------------------------------------------------
                              Your policy has little or no     - Surrender charges apply to this policy for the first ten years.
                              cash surrender value in the        Surrender charges can significantly reduce policy value. Poor
                              early policy years.                investment performance can also significantly reduce policy values. During early policy years the cash surrender value may be less than the premiums you pay for the policy.
                              --------------------------------------------------------------------------------------------------
                              Your ability to take partial     - You cannot take partial surrenders during the first policy
                              surrenders is limited.             year.
--------------------------------------------------------------------------------------------------------------------------------
LAPSE RISK                    You do not pay the premiums      - We will not pay a death benefit if your policy lapses.
                              needed to maintain coverage.
                              --------------------------------------------------------------------------------------------------
                              Your policy may lapse due to     - Surrender charges affect the surrender value, which is a
                              surrender charges.                 measure we use to determine whether your policy will enter a grace period (and possibly lapse). A partial surrender will reduce the policy value, will reduce the death benefit and may terminate the NLG.
                              --------------------------------------------------------------------------------------------------
                              You take a loan against your     - Taking a loan increases the risk that your policy will lapse,
                              policy.                            will have a permanent effect on the policy value, will reduce the death benefit and may terminate the NLG.
                                                               - The lapse may have adverse tax consequences.
                              --------------------------------------------------------------------------------------------------
                              Your policy can lapse due to     - Your policy could lapse due to adverse investment experience if
                              poor investment performance.       the NLG is not in effect and you do not pay premium needed to maintain coverage.
--------------------------------------------------------------------------------------------------------------------------------


 12  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

        POLICY RISK                    WHAT IT MEANS                                    WHAT CAN HAPPEN
EXCHANGE/REPLACEMENT RISK     You drop another policy to buy   - You may pay surrender charges on the policy you drop.
                              this one.                        - This policy has surrender charges, which may extend beyond those in the policy you drop.
                                                               - You will be subject to new incontestability and suicide
                                                                 periods.
                                                               - You may be in a higher insurance risk-rating category now and you may pay higher premiums.
                                                               - If you drop the policy, if not part of an exchange under
                                                                 Section 1035 of the Code, there may be adverse tax consequences if your total policy value (before any loans) exceeds your investment in the policy.
                                                               - If you drop the policy as part of an exchange under Section
                                                                 1035 of the Code and there is a loan on the policy, there may be adverse tax consequences if your total policy value (before the loan) exceeds your investment in the policy.
                              --------------------------------------------------------------------------------------------------
                              You use cash values or           - If you borrow from another policy to buy this one, the loan
                              dividends from another policy      reduces the death benefit on the other policy. If you fail to
                              to buy this one, without           repay the loan and accrued interest, you could lose the other
                              dropping the other policy.         coverage and you may be subject to income tax if the policy lapses or is surrendered with a loan against it.
                                                               - If the exchange does not qualify as an exchange under Section
                                                                 1035 of the Code, there may be adverse tax consequences.
--------------------------------------------------------------------------------------------------------------------------------
TAX RISK                      A policy may be classified as a  - Federal income tax on earnings will apply to surrenders or
                              "modified endowment contract"      loans from a modified endowment contract or an assignment or
                              ("MEC") for federal income tax     pledge of a modified endowment contract. Earnings come out
                              purposes when issued. If a         first on surrenders or loans from a modified endowment contract
                              policy is not a MEC when           or an assignment or pledge of a modified endowment contract. If
                              issued, certain changes you may    you are under age 59 1/2, a 10% penalty tax also may apply to
                              make to the policy may cause it    these earnings.
                              to become a MEC.
                              --------------------------------------------------------------------------------------------------
                              If your policy lapses, matures   - You will be taxed on any earnings in the policy. For non-MEC
                              or is fully surrendered with an    policies, this is earnings in policy cash value and earnings
                              outstanding policy loan, you       previously taken via existing loans. It could be the case that
                              may experience a significant       a policy with a relatively small existing cash value could have
                              tax risk, especially if your       significant earnings that will be taxed upon lapse or surrender
                              policy is not a modified           of the policy. For MEC policies, this is the remaining earnings
                              endowment contract.                in the policy.
                              --------------------------------------------------------------------------------------------------
                              The policy may fail to qualify   - You could lose any or all of the specific federal income tax
                              as life insurance for federal      attributes and benefits of a life insurance policy including
                              income tax purposes.               tax- deferred accrual of cash values, and income tax free death benefits and for non-MEC contracts your ability to take non-
                              Congress may change current tax    taxable distributions from the policy.
                              law at any time.
                              The interpretation of current
                              tax law is subject to change by
                              the Internal Revenue Service
                              (IRS) or the courts at any
                              time.
                              --------------------------------------------------------------------------------------------------


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   13

        POLICY RISK                    WHAT IT MEANS                                    WHAT CAN HAPPEN
TAX RISK (CONTINUED)
                              The IRS may determine that you   - You may be taxed on the income of each subaccount to the extent
                              are the owner of the fund          of your investment interest in the subaccount.
                              shares held by our Variable
                              Account.
                              --------------------------------------------------------------------------------------------------
                              You may buy this policy to fund  - The tax-deferred accrual of cash values provided by the policy
                              a tax-deferred retirement plan.    is unnecessary because tax deferral is provided by the
                                                                 tax-deferred retirement plan.
                              The investments in the           - If a policy fails to qualify as a life insurance policy because
                              subaccount are not adequately      it is not adequately diversified, the policyholder must include
                              diversified.                       in gross income the "income on the contract" (as defined in
                                                                 Section 7702(g) of the Code).
--------------------------------------------------------------------------------------------------------------------------------



Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.


FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. THE INVESTMENT ADVISERS CANNOT GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES.

 14  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

LOADS, FEES AND CHARGES

Policy charges compensate us for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which you want us to take the monthly deduction, or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect. (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy. It depends on:

   - the amount of the death benefit;

   - the policy value; and

   - the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [A X (B - C)] + D where:

   "A" IS THE MONTHLY COST OF INSURANCE RATE based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification and election of WMD. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

       We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   15

   "B" IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

   "C" IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders with the exception of the WMD as it applies to the base policy.

   "D" is any flat extra insurance charges we assess as a result of special underwriting considerations.

2. POLICY FEE: $5 PER MONTH. This charge reimburses us for expenses associated with issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits you add to the policy by rider (see "Fee Tables -- Charges Other than Fund Operating Expenses").

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first ten policy years and in the ten years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses us for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. The additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates the maximum surrender charge for a male, insurance age 40 qualifying for preferred nonsmoker rates. We assume the specified amount to be $250,000.

LAPSE OR SURRENDER         MAXIMUM
AT BEGINNING OF YEAR   SURRENDER CHARGE
          1               $2,605.00
          2                2,605.00
          3                2,605.00
          4                2,605.00
          5                2,605.00
          6                2,605.00
          7                2,084.00
          8                1,563.00
          9                1,042.00
         10                  521.00
         11                    0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

PARTIAL SURRENDER CHARGE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to .90% of the average daily net asset value of the subaccounts for the first 10 policy years and .45% thereafter. We reserve the right to charge up to .90% for all policy years. Computed daily, the charge compensates us for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

 16  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.

ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

- cost of insurance charges;

- surrender charges;

- cost of optional insurance benefits;

- policy fees;

- mortality and expense risk charges; and

- annual operating expenses for the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.

RIVERSOURCE LIFE OF NY

We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is P.O. Box 5144, Albany, NY 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   17

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

THE FUNDS: The policy currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of the underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies, and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under asset allocation programs we offer (see "Transfers Between the Fixed Account and Subaccounts -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the policies, contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE POLICY: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is a substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

 18  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds. Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolios funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and it affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on policy values that invested in RiverSource Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this policy and other policies and contracts that we and out affiliates issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this policy and other policies and contracts that we and out affiliate issue. Please see the Statement of Additional Information
  (SAI) for a table that ranks the unaffiliated funds according to total dollar amounts and their affiliates paid us or our affiliates in 2007.



  Expense payments non-cash compensation and other forms of revenue may influence recommendations your sales representative makes regarding whether you should invest in the policy and whether you should allocate premiums or policy value to a subaccount that invests in a particular fund (see "Distribution of the Policy").


  The revenue we and/or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the policy ("Fee Tables"). However, the revenue we and/or affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate policy value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes including:

   - Compensating, training and educating sales representatives who sell the policies.

   - Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

   - Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to prospective and existing policy owners, authorized selling firms and sales representatives.

   - Providing sub-transfer agency and shareholder servicing to policy owners.

   - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the policies.

   - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


   - Furnishing personal services to policy owners, including education of policy owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


   - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

   - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

   - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   19

YOU CAN DIRECT YOUR NET PREMIUMS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc., adviser;
Appreciation Fund, Series I   stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average growth and       subadvisers.
                              excellent prospects for future growth. The Fund
                              may also invest up to 25% of its total assets in
                              foreign securities that involve risks not
                              associated with investing solely in the United
                              States.
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc., adviser;
Fund, Series I Shares         in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Core Equity Fund,    Growth of capital. Invests normally at least 80%  Invesco Aim Advisors, Inc., adviser;
Series I Shares               of its net assets, plus the amount of any         advisory entities affiliated with
                              borrowings for investment purposes, in equity     Invesco Aim Advisors, Inc.,
                              securities, including convertible securities of   subadvisers.
                              established companies that have long-term
                              above-average growth in earnings and dividends
                              and growth companies that are believed to have
                              the potential for above-average growth in
                              earnings and dividends. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Financial Services   Capital growth. Actively managed. Invests at      Invesco Aim Advisors, Inc., adviser;
Fund, Series I Shares         least 80% of its net assets in the equity         advisory entities affiliated with
                              securities and equity-related instruments of      Invesco Aim Advisors, Inc.,
                              companies involved in the financial services      subadvisers.
                              sector. These companies include, but are not
                              limited to, banks, insurance companies,
                              investment and miscellaneous industries (asset
                              managers, brokerage firms, and
                              government-sponsored agencies and suppliers to
                              financial services companies).
AIM V.I. International        To provide long-term growth of capital. Invests   Invesco Aim Advisors, Inc., adviser;
Growth Fund, Series I Shares  primarily in a diversified portfolio of           advisory entities affiliated with
                              international equity securities, whose issuers    Invesco Aim Advisors, Inc.,
                              are considered to have strong earnings momentum.  subadvisers.
                              The Fund may invest up to 20% of its total
                              assets in security issuers located in developing
                              countries and in securities exchangeable for or
                              convertible into equity securities of foreign
                              companies.
AIM V.I. Technology Fund,     Capital growth. The Fund is actively managed.     Invesco Aim Advisors, Inc., adviser;
Series I Shares               Invests at least 80% of its net assets in equity  advisory entities affiliated with
                              securities and equity-related instruments of      Invesco Aim Advisors, Inc.,
                              companies engaged in technology-related           subadvisers.
                              industries. These include, but are not limited
                              to, various applied technologies, hardware,
                              software, semiconductors, telecommunications
                              equipment and services, and service-related
                              companies in information technology. Many of
                              these products and services are subject to rapid
                              obsolescence, which may lower the market value
                              of securities of the companies in this sector.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.


 20  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AllianceBernstein VPS         Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
International Value           in a diversified portfolio of equity securities
Portfolio (Class B)           of established companies selected from more than
                              40 industries and from more than 40 developed
                              and emerging market countries.
AllianceBernstein VPS Large   Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
Cap Growth Portfolio (Class   in equity securities of U.S. companies. Unlike
B)                            most equity funds, the Portfolio focuses on a
                              relatively small number of intensively
                              researched companies.
American Century VP           Capital growth. Invests primarily in stocks of    American Century Global Investment
International, Class I        growing foreign companies in developed            Management, Inc.
                              countries.
American Century VP Value,    Long-term capital growth, with income as a        American Century Investment Management,
Class I                       secondary objective. Invests primarily in stocks  Inc.
                              of companies that management believes to be
                              undervalued at the time of purchase.
Calvert Variable Series,      Competitive total return through actively         Calvert Asset Management Company, Inc.,
Inc. Social Balanced          managed portfolio of stocks, bonds and money      adviser. SSgA Funds Management, Inc.
Portfolio                     market instruments which offer income and         and New Amsterdam Partners, LLP,
                              capital growth opportunity and which satisfy      subadvisers on equity portion; no
                              Portfolio's investment and social criteria.       subadviser on fixed-income portion.
                              Typically invests about 60% of net assets in
                              stocks (primarily common stocks of U.S.
                              large-cap companies) and 40% in investment grade
                              bonds and other fixed-income investments.
                              Investments must be consistent with Portfolio's
                              current financial and social criteria.
Columbia High Yield Fund,     Total return, consisting of a high level of       Columbia Management Advisors, LLC,
Variable Series, Class B      income and capital appreciation. Under normal     advisor; MacKay Shields LLC,
                              circumstances, the Fund invests at least 80% of   subadviser.
                              net assets in domestic and foreign corporate
                              below investment grade debt securities. These
                              securities generally will be, at the time of
                              purchase, rated BB or below by Standard & Poor's
                              Corporation (S&P) or Fitch, rated "Ba" or below
                              by Moody's, or unrated but determined by the
                              Advisor to be of comparable quality. The Fund
                              invests primarily in domestic corporate below
                              investment grade securities (including private
                              placements), U.S. dollar-denominated foreign
                              corporate below investment grade securities
                              (including private placements), zero-coupon
                              bonds and U.S. Government obligations. The Fund
                              may invest up to 20% of net assets in equity
                              securities that may include convertible
                              securities. The Fund is not managed to a
                              specific duration.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   21

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Credit Suisse Trust -         Total Return. Invests in commodity-linked         Credit Suisse Asset Management, LLC
Commodity Return Strategy     derivative instruments backed and fixed-income
Portfolio                     securities. The portfolio invests in
                              commodity-linked derivative instruments, such as
                              commodity-linked notes, swap agreements,
                              commodity options, futures and options on
                              futures that provide exposure to the investment
                              returns of the commodities markets without
                              investing directly in physical commodities. The
                              portfolio invests all of its assets in
                              commodity-linked derivative instruments, such as
                              structured notes and swaps, and fixed-income
                              securities, subject to applicable IRS limits.
                              The portfolio may also gain exposure to
                              commodity markets by investing in the Credit
                              Suisse Cayman Commodity Fund II, a wholly owned
                              subsidiary of the Portfolio formed in the Cayman
                              Island.
Credit Suisse Trust - Mid-    Maximum capital appreciation. Invests in U.S.     Credit Suisse Asset Management, LLC
Cap Core Portfolio            equity securities of "mid-cap" companies
                              selected using proprietary quantitative stock
                              selection models rather than the more
                              traditional fundamental analysis approach.
                              Maintains investment attributes similar to those
                              of the Standard & Poor's MidCap 400(R) Index and
                              intends to limit its divergence from that index
                              in terms of market, industry and sector
                              exposures.
Credit Suisse Trust - Small   Capital growth. Invests in equity securities of   Credit Suisse Asset Management, LLC
Cap Core I Portfolio          small U.S. companies selected using proprietary
                              quantitative stock selection models rather than
                              the more traditional fundamental analysis
                              approach. Maintains investment attributes
                              similar to those of the Standard & Poor's
                              SmallCap 600(R) Index and intends to limit its
                              divergence from that index in terms of market,
                              industry and sector exposures.
Eaton Vance VT Floating-      High level of current income. The Fund invests    Eaton Vance Management
Rate Income Fund              primarily in senior floating rate loans ("Senior
                              Loans"). Senior Loans typically are of below
                              investment grade quality and have below
                              investment grade credit ratings, which ratings
                              are associated with securities having high risk,
                              speculative characteristics. The Fund invests at
                              least 80% of its net assets in income producing
                              floating rate loans and other floating rate debt
                              securities. The Fund may also purchase
                              investment grade fixed income debt securities
                              and money market instruments. The Fund may
                              invest up to 25% of its total assets in foreign
                              securities and may engage in certain hedging
                              transactions. The Fund may purchase derivative
                              instruments, such as futures contracts and
                              options thereon, interest rate and credit
                              default swaps, credit linked notes and currency
                              hedging derivatives.
Evergreen VA Fundamental      Capital growth with the potential for current     Evergreen Investment Management
Large Cap Fund - Class 2      income. Invests primarily in common stocks of     Company, LLC
                              large U.S. companies whose market
                              capitalizations measured at time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 1000(R)
                              Index.


 22  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub-advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP Growth &      High total return through a combination of        Fidelity Management & Research Company
Income Portfolio Service      current income and capital appreciation.          (FMR), investment manager; FMR U.K.,
Class                         Normally invests a majority of assets in common   FMR Far East, sub- advisers.
                              stocks with a focus on those that pay current
                              dividends and show potential for capital
                              appreciation. May invest in bonds, including
                              lower-quality debt securities, as well as stocks
                              that are not currently paying dividends, but
                              offer prospects for future income or capital
                              appreciation. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth"
                              stocks or "value" stocks or both.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Allocates assets     Fidelity Management & Research Company
Portfolio Service Class       across different market sectors and maturities.   (FMR), investment manager; FMR U.K.,
                              Normally invests primarily in common stocks.      FMR Far East, sub- advisers.
                              Normally invests at least 80% of assets in
                              securities of companies with medium market
                              capitalizations. May invest in companies with
                              smaller or larger market capitalizations.
                              Invests in domestic and foreign issuers. The
                              Fund invests in either "growth" or "value"
                              common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class       primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Global Real   High total return. The Fund normally invests at   Franklin Templeton Institutional, LLC
Estate Securities             least 80% of its net assets in investments of
Fund - Class 2                companies located anywhere in the world that
                              operate in the real estate sector and normally
                              invests predominantly in equity securities.
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
FTVIPT Templeton Foreign      Long-term capital growth. The Fund normally       Templeton Investment Counsel, LLC
Securities Fund - Class 2     invests at least 80% of its net assets in
                              investments of issuers located outside the U.S.,
                              including those in emerging markets, and
                              normally invests predominantly in equity
                              securities.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   23

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.


 24  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Structured  Long-term growth of capital through a broadly     Goldman Sachs Asset Management, L.P.
Small Cap Equity              diversified portfolio of equity investments in
Fund - Institutional Shares   U.S. issuers. The Fund invests, under normal
                              circumstances, at least 80% of its net assets
                              plus any borrowings for investment purposes
                              (measured at time of purchase) ("Net Assets") in
                              a broadly diversified portfolio of equity
                              investments in small-cap U.S. issuers, including
                              foreign issuers that are traded in the United
                              States. However, it is currently anticipated
                              that, under normal circumstances the Fund will
                              invest at least 85% of its Net Assets in such
                              equity investments. These issuers will have
                              public stock market capitalizations (based upon
                              shares available for trading on an unrestricted
                              basis) similar to that of the range of the
                              market capitalization of companies constituting
                              the Russell 2000(R) Index at the time of
                              investment. The Fund is not required to limit
                              its investments to securities in the Russell
                              2000(R) Index. In addition, if the market
                              capitalization of a company held by the Fund
                              moves outside this range, the Fund may, but is
                              not required to, sell the securities. The
                              capitalization range of the Russell 2000(R)
                              Index is currently between $40 million and $4
                              billion. The Fund's investments are selected
                              using a variety of quantitative techniques,
                              derived from fundamental research including but
                              not limited to valuation, momentum,
                              profitability and earnings quality, in seeking
                              to maximize the Fund's expected return. The Fund
                              maintains risk, style, capitalization and
                              industry characteristics similar to the Russell
                              2000 Index. The Russell 2000 Index is an index
                              designed to represent an investable universe of
                              small cap companies. The Fund seeks to maximize
                              expected return while maintaining these and
                              other characteristics similar to the benchmark.
Goldman Sachs VIT Structured  Long-term growth of capital and dividend income.  Goldman Sachs Asset Management, L.P.
U.S. Equity                   The Fund invests, under normal circumstances, at
Fund - Institutional Shares   least 80% of its net assets plus any borrowings
                              for investment purposes (measured at the time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in U.S. issuers,
                              including foreign companies that are traded in
                              the United States. However, it is currently
                              anticipated that, under normal circumstances,
                              the Fund will invest at least 95% of its Net
                              Assets in such equity investments. The Fund's
                              investments are selected using a variety of
                              quantitative techniques, derived from
                              fundamental research including but not limited
                              to valuation, momentum, profitability and
                              earnings quality, in seeking to maximize the
                              Fund's expected returns. The Fund maintains
                              risk, style, capitalization and industry
                              characteristics similar to the S&P 500 Index.
                              The S&P 500 Index is an index of large-cap
                              stocks designed to reflect a broad
                              representation of the U.S. economy. The Fund
                              seeks to maximize expected return while
                              maintaining these and other characteristics
                              similar to the benchmark. The Fund is not
                              required to limit its investments to securities
                              in the S&P 500 Index.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   25

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Janus Aspen Series Global     Long-term growth of capital. Invests, under       Janus Capital Management LLC
Technology Portfolio:         normal circumstances, at least 80% of its net
Service Shares                assets in securities of companies that the
                              portfolio manager believes will benefit
                              significantly from advances or improvements in
                              technology. It implements this policy by
                              investing primarily in equity securities of U.S.
                              and foreign companies selected for their growth
                              potential.
Janus Aspen Series            Long-term growth of capital. Invests, under       Janus Capital Management LLC
International Growth          normal circumstances, at least 80% of its net
Portfolio: Service Shares     assets in securities of issuers from countries
                              outside of the United States. The Portfolio
                              normally invests in securities of issuers from
                              several different countries excluding the United
                              States. Although the Portfolio intends to invest
                              substantially all of its assets in issuers
                              located outside the United States, it may at
                              times invest in U.S. issuers, and it may under
                              unusual circumstances, invest all of its assets
                              in a single country. The Portfolio may have
                              significant exposure to emerging markets.
Janus Aspen Series Large Cap  Long-term growth of capital in a manner           Janus Capital Management LLC
Growth Portfolio: Service     consistent with the preservation of capital.
Shares                        Invests under normal circumstances at least 80%
                              of its net assets in common stocks of
                              large-sized companies. Large-sized companies are
                              those whose market capitalization falls within
                              the range of companies in the Russell 1000(R)
                              Index at the time of purchase.
Janus Aspen Series Mid Cap    Long-term growth of capital. Invests, under       Janus Capital Management LLC
Growth Portfolio: Service     normal circumstances, at least 80% of its net
Shares                        assets in equity securities of mid-sized
                              companies whose market capitalization falls, at
                              the time of initial purchase, in the 12-month
                              average of the capitalization ranges of the
                              Russell Midcap Growth Index. Market
                              capitalization is a commonly used measure of the
                              size and value of a company.
Lazard Retirement             Long-term capital appreciation. Invests           Lazard Asset Management, LLC
International Equity          primarily in equity securities, principally
Portfolio - Service Shares    common stocks, of relatively large non-U.S.
                              companies with market capitalizations in the
                              range of the Morgan Stanley Capital
                              International (MSCI) Europe, Australia and Far
                              East (EAFE(R)) Index that the Investment Manager
                              believes are undervalued based on their
                              earnings, cash flow or asset values.
MFS(R) Investors Growth       Capital appreciation. Normally invests at least   MFS Investment Management(R)
Stock Series - Service Class  80% of the fund's net assets in equity securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies). Growth
                              companies tend to have stock prices that are
                              high relative to their earnings, dividends, book
                              value, or other financial measures. The Fund
                              generally focuses on companies with large
                              capitalizations.


 26  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Service Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.
PIMCO VIT All Asset           Maximum real return consistent with preservation  Pacific Investment Management Company
Portfolio, Advisor Share      of real capital and prudent investment            LLC
Class                         management period. The Portfolio seeks to
                              achieve its investment objective by investing
                              under normal circumstances substantially all of
                              its assets in Institutional Class shares of the
                              PIMCO Funds, an affiliated open-end investment
                              company, except the All Asset and All Asset All
                              Authority Funds ("Underlying Funds"). Though it
                              is anticipated that the Portfolio will not
                              currently invest in the European StockPLUS(R) TR
                              Strategy, Far East (ex-Japan) StocksPLUS(R) TR
                              Strategy, Japanese StocksPLUS(R) TR Strategy,
                              StocksPLUS(R) Municipal-Backed and StocksPLUS(R)
                              TR Short Strategy Funds, the Portfolio may
                              invest in these Funds in the future, without
                              shareholder approval, at the discretion of the
                              Portfolio's asset allocation sub-adviser.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   27

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.
Putnam VT High Yield          High current income. Capital growth is a          Putnam Investment Management, LLC
Fund - Class IB Shares        secondary goal when consistent with achieving
                              high current income. The fund pursues its goal
                              by investing mainly in bonds that (i) are
                              obligations of U.S. companies, (ii) are below
                              investment-grade in quality and (iii) have
                              intermediate to long-term maturities (three
                              years or longer). Under normal circumstances,
                              the fund invests at least 80% of its net assets
                              in securities rated below investment-grade.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.
Putnam VT International New   Long-term capital appreciation. The fund pursues  Putnam Investment Management, LLC
Opportunities Fund - Class    its goal by investing mainly in common stocks of
IB Shares                     companies outside the United States with a focus
                              on growth stocks.
Putnam VT New Opportunities   Long-term capital appreciation. The fund pursues  Putnam Investment Management, LLC
Fund - Class IA Shares        its goal by investing mainly in common stocks of
                              U.S. companies, with a focus on growth stocks.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
Royce Capital Fund -          Long-term growth of capital. Invests primarily    Royce & Associates, LLC
Micro-Cap Portfolio,          in a broadly diversified portfolio of equity
Investment Class              securities issued by micro-cap companies
                              (companies with stock market capitalizations
                              below $500 million).


 28  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with an aggressive level of risk. The Fund
Aggressive                    invests primarily in equity securities and also
                              invests the small amount in fixed income
                              securities. The Fund may be most appropriate for
                              investors with a longer term investment horizon.
                              The Fund is intended for investors who have an
                              objective of achieving a high level of total
                              return, but prefer to have investment decisions
                              managed by professional money managers. This is
                              a "fund of funds" and seeks to achieve its
                              objective by investing in a combination of
                              underlying funds for which RiverSource
                              Investments acts as investment manager or an
                              affiliate acts as principal underwriter. By
                              investing in several underlying funds, the Fund
                              seeks to minimize the risks inherent in
                              investing in a single fund.
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a conservative level of risk. The Fund
Conservative                  invests primarily in fixed income securities and
                              may be most appropriate for investors with a
                              shorter term investment horizon. This is a "fund
                              of funds" and seeks to achieve its objective by
                              investing in a combination of underlying funds
                              for which RiverSource Investments acts as
                              investment manager or an affiliate acts as
                              principal underwriter. By investing in several
                              underlying funds, the Fund seeks to minimize the
                              risks inherent in investing in a single fund.
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a moderate level of risk. The Fund invests
Moderate                      in a balance of fixed income and equity
                              securities and may be most appropriate for
                              investors with an intermediate term investment
                              horizon. This is a "fund of funds" and seeks to
                              achieve its objective by investing in a
                              combination of underlying funds for which
                              RiverSource Investments acts as investment
                              manager or an affiliate acts as principal
                              underwriter. By investing in several underlying
                              funds, the Fund seeks to minimize the risks
                              inherent in investing in a single fund.
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a moderate aggressive level of risk. The
Moderately Aggressive         Fund invests primarily in equity securities and
                              also invests a moderate amount in fixed income
                              securities. The Fund may be most appropriate for
                              investors with an intermediate-to-long term
                              investment horizon. This is a "fund of funds"
                              and seeks to achieve its objective by investing
                              in a combination of underlying funds for which
                              RiverSource Investments acts as investment
                              manager or an affiliate acts as principal
                              underwriter. By investing in several underlying
                              funds, the Fund seeks to minimize the risks
                              inherent in investing in a single fund.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   29

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST Disciplined Asset        High level of total return that is consistent     RiverSource Investments, LLC
Allocation Portfolios -       with a moderate conservative level of risk. The
Moderately Conservative       Fund invests primarily in fixed income
                              securities and also invests a moderate amount in
                              equity securities. The Fund may be most
                              appropriate for investors with a
                              short-to-intermediate term investment horizon.
                              This is a "fund of funds" and seeks to achieve
                              its objective by investing in a combination of
                              underlying funds for which RiverSource
                              Investments acts as investment manager or an
                              affiliate acts as principal underwriter. By
                              investing in several underlying funds, the Fund
                              seeks to minimize the risks inherent in
                              investing in a single fund.
RVST RiverSource Partners     Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Variable                      primarily invested in equity securities of U.S.   Davis Selected Advisers, L.P.,
Portfolio - Fundamental       companies. Under normal market conditions, the    subadviser.
Value Fund                    Fund's assets will be invested primarily in
(previously RiverSource       companies with market capitalizations of at
Variable Portfolio -          least $5 billion at the time of the Fund's
Fundamental Value Fund)       investment. The Fund may invest up to 25% of its
                              net assets in foreign investments.
RVST RiverSource Partners     Long-term growth of capital. Invests primarily    RiverSource Investments, LLC, adviser;
Variable Portfolio - Select   in equity securities of mid cap companies as      Systematic Financial Management, L.P.
Value Fund                    well as companies with larger and smaller market  and WEDGE Capital Management L.L.P.,
(previously RiverSource       capitalizations. The Fund considers mid-cap       sub- advisers.
Variable Portfolio - Select   companies to be either those with a market
Value Fund)                   capitalization of up to $15 billion or those
                              whose market capitalization falls within range
                              of the Russell Midcap(R) Value Index.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
(previously RiverSource       companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Variable Portfolio - Small    time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Cap Value Fund)               that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum total investment return through a         RiverSource Investments, LLC
Portfolio - Balanced Fund     combination of capital growth and current
                              income. Invests primarily in a combination of
                              common and preferred stocks, bonds and other
                              debt securities. Under normal market conditions,
                              at least 50% of the Fund's total assets are
                              invested in common stocks and no less than 25%
                              of the Fund's total assets are invested in debt
                              securities. The Fund may invest up to 25% of its
                              net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.


 30  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     High total return through income and growth of    RiverSource Investments, LLC
Portfolio - Global Bond Fund  capital. Non-diversified mutual fund that invests primarily in debt obligations of U.S.
                              and foreign issuers. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in investment-grade corporate or
                              government debt obligations including money
                              market instruments of issuers located in at
                              least three different countries.
RVST RiverSource Variable     Total return that exceeds the rate of inflation   RiverSource Investments, LLC
Portfolio - Global Inflation  over the long-term. Non-diversified mutual fund
Protected Securities Fund     that, under normal market conditions, invests at
                              least 80% of its net assets in
                              inflation-protected debt securities. These
                              securities include inflation-indexed bonds of
                              varying maturities issued by U.S. and foreign
                              governments, their agencies or
                              instrumentalities, and corporations.
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     High current income, with capital growth as a     RiverSource Investments, LLC
Portfolio - High Yield Bond   secondary objective. Under normal market
Fund                          conditions, the Fund invests at least 80% of its
                              net assets in high-yield debt instruments
                              (commonly referred to as "junk") including
                              corporate debt securities as well as bank loans
                              rated below investment grade by a nationally
                              recognized statistical rating organization, or
                              if unrated, determined to be of comparable
                              quality. Up to 25% of the Fund may be invested
                              in high yield debt instruments of foreign
                              issuers.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   31

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High total return through current income and      RiverSource Investments, LLC
Portfolio - Income            capital appreciation. Under normal market
Opportunities Fund            conditions, the Fund invests primarily in
                              income-producing debt securities with an
                              emphasis on the higher rated segment of the
                              high-yield (junk bond) market. These
                              income-producing debt securities include
                              corporate debt securities as well as bank loans.
                              The Fund will purchase only securities rated B
                              or above, or unrated securities believed to be
                              of the same quality. If a security falls below a
                              B rating, the Fund may continue to hold the
                              security. Up to 25% of the Fund may be in
                              foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Long-term growth of capital. Under normal market  RiverSource Investments, LLC
Portfolio - Large Cap Value   conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with a market capitalization greater than $5
                              billion. The Fund may also invest in
                              income-producing equity securities and preferred
                              stocks. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Growth of capital. Under normal market            RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80% of its
Fund                          net assets at the time of purchase in equity
                              securities of mid capitalization companies. The
                              investment manager defines mid-cap companies as
                              those whose market capitalization (number of
                              shares outstanding multiplied by the share
                              price) falls within the range of the Russell
                              Midcap(R) Growth Index.
RVST RiverSource Variable     Long-term growth of capital. Under normal         RiverSource Investments, LLC
Portfolio - Mid Cap Value     circumstances, the Fund invests at least 80% of
Fund                          its net assets (including the amount of any
                              borrowings for investment purposes) in equity
                              securities of medium-sized companies.
                              Medium-sized companies are those whose market
                              capitalizations at the time of purchase fall
                              within the range of the Russell Midcap(R) Value
                              Index. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.


 32  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST RiverSource Variable     Long-term capital growth. Under normal market     RiverSource Investments, LLC, adviser;
Portfolio - Small Cap         conditions, at least 80% of the Fund's net        Kenwood Capital Management LLC,
Advantage Fund                assets are invested in equity securities of       sub-adviser.
                              companies with market capitalization of up to $2
                              billion or that fall within the range of the
                              Russell 2000(R) Index at the time of investment.
RVST Threadneedle Variable    Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Portfolio - Emerging Markets  primarily invested in equity securities of        Threadneedle International Limited, an
Fund (previously RiverSource  emerging market companies. Under normal market    indirect wholly-owned subsidiary of
Variable Portfolio -          conditions, at least 80% of the Fund's net        Ameriprise Financial, sub-adviser.
Emerging Markets Fund)        assets will be invested in securities of
                              companies that are located in emerging market
                              countries, or that earn 50% or more of their
                              total revenues from goods and services produced
                              in emerging market countries or from sales made
                              in emerging market countries.
RVST Threadneedle Variable    Capital appreciation. Invests primarily in        RiverSource Investments, LLC, adviser;
Portfolio - International     equity securities of foreign issuers that are     Threadneedle International Limited, an
Opportunity Fund (previously  believed to offer strong growth potential. The    indirect wholly-owned subsidiary of
RiverSource Variable          Fund may invest in developed and in emerging      Ameriprise Financial, sub-adviser.
Portfolio - International     markets.
Opportunity Fund)
Third Avenue Value Portfolio  Long-term capital appreciation. Invests           Third Avenue Management LLC
                              primarily in common stocks of well-financed
                              companies, meaning companies without significant
                              liabilities in comparison to their liquid
                              resources at a discount to what the Adviser
                              believes is their intrinsic value.
Van Kampen Life Investment    Capital growth and income through investments in  Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks. The Portfolio
                              emphasizes value style of investing seeking
                              well-established, undervalued companies believed
                              by the Portfolio's investment adviser to posses
                              the potential for capital growth and income.
Van Kampen UIF Global Real    Current income and capital appreciation. Invests  Morgan Stanley Investment Management
Estate Portfolio, Class II    primarily in equity securities of companies in    Inc., doing business as Van Kampen,
Shares                        the real estate industry located throughout the   adviser; Morgan Stanley Investment
                              world, including real estate operating            Management Limited and Morgan Stanley
                              companies, real estate investment trusts and      Investment Management Company,
                              similar entities established outside the U.S.     sub-advisers.
                              (foreign real estate companies).
Van Kampen UIF Mid Cap        Long-term capital growth. Invests primarily in    Morgan Stanley Investment Management
Growth Portfolio, Class II    growth- oriented equity securities of U.S. mid    Inc., doing business as Van Kampen.
Shares                        cap companies and foreign companies, including
                              emerging market securities.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   33

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER

Wanger International Small    Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Cap                           in stocks of companies based outside the U.S.
Effective June 1, 2008, the   with market capitalizations of less than $5
Fund will change its name to  billion at time of initial purchase.
Wanger International.         Effective June 1, 2008:
                              Under normal market circumstances, the Fund
                              invests a majority of its net assets in small-
                              and mid-sized companies with market
                              capitalizations under $5 billion at the time of
                              investment. However, if the Fund's investments
                              in such companies represent less than a majority
                              of its net assets, the Fund may continue to hold
                              and to make additional investments in an
                              existing company in its portfolio even if that
                              company's capitalization has grown to exceed $5
                              billion. Except as noted above, under normal
                              market circumstances, the Fund may invest in
                              other companies with market capitalizations
                              above $5 billion, provided that immediately
                              after that investment a majority of its net
                              assets would be invested in companies with
                              market capitalizations under $5 billion.

Wanger U.S. Smaller           Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Companies                     in stocks of small- and medium-size U.S.
Effective June 1, 2008, the   companies with market capitalizations of less
Fund will change its name to  than $5 billion at time of initial purchase.
Wanger USA.                   Effective June 1, 2008:
                              Under normal market circumstances, the Fund
                              invests a majority of its net assets in small-
                              and mid-sized companies with market
                              capitalizations under $5 billion at the time of
                              investment. However, if the Fund's investments
                              in such companies represent less than a majority
                              of its net assets, the Fund may continue to hold
                              and to make additional investments in an
                              existing company in its portfolio even if that
                              company's capitalization has grown to exceed $5
                              billion. Except as noted above, under normal
                              market circumstances, the Fund may invest in
                              other companies with market capitalizations
                              above $5 billion, provided that immediately
                              after that investment a majority of its net
                              assets would be invested in companies with
                              market capitalizations under $5 billion.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Opportunity Fund              principally in equity securities of               adviser; Wells Capital Management
                              medium-capitalization companies, defined as       Incorporated, sub-adviser.
                              those within the range of market capitalizations
                              of companies in the Russell Midcap(R) Index. We
                              reserve the right to hedge the portfolio's
                              foreign currency exposure by purchasing or
                              selling currency futures and foreign currency
                              forward contracts. However, under normal
                              circumstances, we will not engage in extensive
                              foreign currency hedging.


 34  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Small Cap Growth Fund         principally in equity securities of               adviser; Wells Capital Management
                              small-capitalization companies that we believe    Incorporated, sub-adviser.
                              have above-average growth potential. We define
                              small-capitalization companies as those with
                              market capitalizations at the time of purchase
                              of less than $2 billion.


PLEASE REFER TO THE PROSPECTUSES FOR THE FUNDS FOR MORE INFORMATION. THESE PROSPECTUSES ARE AVAILABLE BY CONTACTING US AT THE ADDRESS OR TELEPHONE NUMBER ON THE FIRST PAGE OF THIS PROSPECTUS.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are no longer the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the policy, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we impose under the policy. (See "Transfers Between the Fixed Account and Subaccounts.")

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

THE FIXED ACCOUNT

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts"). The fixed account is our general investment account. It includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   35

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 4%, although we may do so at our sole discretion. Rates higher than 4% may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION

Your sales representative will help you complete an application and send it along with your initial premium payment to our home office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

INCONTESTABILITY: We will have two years from the effective date of your policy or from reinstatement of your policy (see "Keeping the Policy in Force -- Reinstatement") to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, WE REQUIRE THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE NLG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

 36  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments.

ALLOCATION OF PREMIUMS: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

ADDITIONAL PREMIUMS: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our home office before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our home office at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.

LIMITATIONS ON USE OF THE POLICY

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner's access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

- interest credited; minus

- the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.

Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   37

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

- additional net premiums allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders and partial surrender fees;

- surrender charges; and/or

- monthly deductions.

Accumulation unit values will fluctuate due to:

- changes in underlying fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk charges.

WHEN VALUATIONS OCCUR: We calculate all policy values allocated to subaccounts and all transactions under the policy on any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins. Valuation dates do not occur when the NYSE is closed as, for example, on Saturdays, Sundays and national holidays.

TRANSACTIONS INCLUDE:

- premium payments;

- loan requests and repayments;

- surrender requests; and

- transfers.

We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our home office before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request. On the other hand, if we receive your transaction request at our home office at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

 38  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

KEEPING THE POLICY IN FORCE

NO LAPSE GUARANTEE

The NLG provides that your policy will remain in force five policy years, even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

- the sum of premiums paid; minus

- partial surrenders; minus

- outstanding indebtedness; equals or exceeds

- the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the NLG will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. The NLG may be reinstated within two years of its termination only if the policy has not lapsed.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

- a written request;

- evidence satisfactory to us that the insured remains insurable;

- payment of the required reinstatement premium; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

EXCHANGE RIGHT

During the first two years after we issue the policy, if it has not lapsed or been surrendered in full, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   39

OPTION 1 (LEVEL AMOUNT): Under the Option 1 death benefit, if death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

- the specified amount; or

- a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under the Option 2 death benefit, if death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

- the policy value plus the specified amount; or

- the percentage of policy value.

EXAMPLE                                                         OPTION 1          OPTION 2
 Specified amount                                               $100,000          $100,000
 Policy value                                                   $  5,000          $  5,000
 Death benefit                                                  $100,000          $105,000
 Policy value increases to                                      $  8,000          $  8,000
 Death benefit                                                  $100,000          $108,000
 Policy value decreases to                                      $  3,000          $  3,000
 Death benefit                                                  $100,000          $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:

- Monthly deduction because the cost of insurance charges depends upon the specified amount.

- Minimum monthly premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount.

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

- Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

- Charges for certain optional insurance benefits may increase.

- The minimum monthly premium will increase if the NLG is in effect.

- The surrender charge will increase.

 40  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

DECREASES: After the first policy year, you may decrease the specified amount, subject to all the following limitations:

- Only one decrease per policy year is allowed.

- We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

- After the decrease, the specified amount may not be less than the minimum amount shown in the policy.

- In policy years 2-10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.

- In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.

- In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.

- The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.

EXAMPLE

This example assumes an initial specified amount of $100,000. In policy year 11, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 12, and ten months after the effective date of the increase, you request an $85,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the reduced specified amount after this decrease is $125,000, computed as follows:

   Maximum reduction in initial specified amount in policy
   year 12:                                                                       $100,000 x .75    =  $ 75,000
   Maximum reduction in increase in specified amount
   during first policy year of increase:                                                                     +0
   Maximum permitted reduction in current specified
   amount:                                                                                             $ 75,000
   Current specified amount before reduction:                                                          $200,000
   Minus maximum permitted reduction in current specified
   amount:                                                                                              -75,000
                                                                                                       --------
   Specified amount after reduction:                                                                   $125,000

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

- Charges for certain optional insurance benefits may decrease.

- The minimum monthly premium will decrease if the NLG is in effect.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

- First from the portion due to the most recent increase;

- Next from portions due to the next most recent increases successively; and

- Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   41

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.

RESTRICTIONS ON TRANSFERS

Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A POLICY IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE POLICY. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE POLICY, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

 42  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUND FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF POLICY VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each policy, we will apply the policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR POLICY, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR POLICY AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR POLICY TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF POLICY VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE POLICY IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   43

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

- For automated transfers -- $50.

From the fixed account to a subaccount:

- For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

- For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- None.

From the fixed account to a subaccount:

- Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make transfers by mail or telephone. However, we reserve the right to limit transfers by mail or telephone to five per policy year. In addition to transfers by mail or phone, you may make automated transfers subject to the restrictions described below.

AUTOMATED TRANSFERS


In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer. If you are enrolled in the PN Program, you are not allowed to set up automated transfers other than in connection with a dollar-cost averaging arrangement (see "Transfers Between the Fixed Account and Subaccounts -- Automated Dollar-Cost Averaging").


AUTOMATED TRANSFER POLICIES

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

 44  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

- Automated transfers are subject to all policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (EXCEPTION: The maximum number of transfers per year provision does not apply to automated transfers.)

- You may make automated transfers by choosing a schedule we provide.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.


This systematic approach can help you benefit from fluctuations in accumulation unit values, caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


By investing an equal                                                                                NUMBER
number of dollars each                           AMOUNT                  ACCUMULATION                OF UNITS
month ...                   MONTH                INVESTED                UNIT VALUE                  PURCHASED
                             Jan                   $100                      $20                       5.00
                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price
is low ...
                             Mar                    100                       17                       5.88
                             Apr                    100                       15                       6.67
                             May                    100                       16                       6.25
                             June                   100                       18                       5.56
                             July                   100                       17                       5.88
and fewer units
when the per unit
market price is high.
                             Aug                    100                       19                       5.26
                             Sept                   100                       21                       4.76
                             Oct                    100                       20                       5.00

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make dollar-cost averaging transfers by choosing a schedule we provide.


When a PN program model is in effect, you may make dollar-cost averaging transfers from the fixed account to the model portfolio then in effect. If you change a different model portfolio or are reallocated according to an updated version of your existing model portfolio (see "Transfers Between the Fixed Account and Subaccounts -- Portfolio Navigator Asset Allocation Program"), your dollar-cost averaging transfer allocations will not change. You must contact us or your sales representative to change your dollar-cost averaging transfer allocations to a different or updated model portfolio.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   45

ASSET REBALANCING

Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative. Different rules apply to asset rebalancing under the PN program (see "Transfers Between the Fixed Account and Subaccounts -- Portfolio Navigator Asset Allocation Program").



PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM



The Portfolio Navigator Asset Allocation Program (PN Program) allows you to allocate your policy value to a PN Program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, that represent various asset classes (allocation options). You may also allocate a portion of your policy values and premiums to the fixed account while you participate in the PN Program. The PN Program also allows you to periodically update your model portfolio or transfer to a different model portfolio.



You may elect to participate in the PN Program at any time. You may cancel your participation in the PN Program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN Program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). Partial surrenders do not cancel the PN Program. Transfers do not cancel the PN Program. Your participation in the PN Program will terminate on the date you make a full surrender of your policy, or when your policy terminates for any reason. You should review any PN Program information, including the terms of the PN Program, carefully. Your sales representative can provide you with additional information and can answer any questions you may have on the PN Program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN Program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each policy owner participating in the PN Program. In its role as investment adviser to the PN Program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN Program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of the RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to policy owners at or before the time they enroll in the PN Program.



Currently, the PN Program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to policy owners regarding the application of a particular model portfolio to his or her circumstances. Policy owners are solely responsible for determining whether any model portfolio is appropriate.


 46  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your policy. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in the model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to RiverSource Variable Series Trust funds, we may have an incentive to identify RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust funds. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN Program in connection with the development and updating of the model portfolio, and our identification of the universe of allocations options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Fee Tables -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN Program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent rather than participants in the PN Program.



PARTICIPATING IN THE PN PROGRAM. If you choose to participate in the PN Program, you are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your sales representative may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life of New York nor RiverSource Investments is responsible for your decision to participate in the PN Program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.



Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts that make up that model portfolio. By participating in the PN Program, you instruct us to invest your policy value in the subaccounts according to the allocation percentages stated for the specific model portfolio you have selected. You also instruct us to automatically rebalance your policy value quarterly in order to maintain alignment with these allocation percentages.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   47

If you are setting up a dollar-cost averaging arrangement (see "Transfers Between the Fixed Account and Subaccounts -- Automated Dollar-Cost Averaging") while you are participating in the PN Program, you must make transfers from the fixed account to the model portfolio in effect at that time. If you change to a different model portfolio or reallocate according to an updated version of your existing model portfolio as described below, your dollar-cost averaging transfer allocations will not change. Contact us or your sales representative to change your dollar-cost averaging transfer allocations to a different or updated model portfolio.



You may make transfers to the fixed account and the subaccounts in accordance with the policies described under "Transfers Between the Fixed Account and Subaccounts." However, on the next PN Program automatic rebalancing date, any policy values transferred to subaccounts will be automatically rebalanced to the model portfolio in effect.



Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. Model portfolios also may be evaluated in connection with the liquidation, substitution or merger of an underlying fund, a change in investment objective of an underlying fund or when an underlying fund stops selling its shares to the variable account. As a result, the model portfolios may be updated from time to time with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your policy value, less the amounts allocated to the fixed account is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN Program, if you do notify us otherwise, you will be deemed to have instructed us to reallocate your policy value, less the amounts allocated to the fixed account to the updated model portfolio. If you do not want your policy value, less the amounts allocated to the fixed account to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.



In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio at any time during your policy year by written request on an authorized form or by another method agreed to by us. We limit the number of changes to your model portfolio to two per policy year. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above.



We reserve the right to change the terms and conditions of the PN Program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of models based on the amount of your initial premium payment we accept;



- cancel required participation in the program after 30 days' written notice;



- substitute a fund of funds for your current model portfolio if permitted under applicable securities; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN Program, we would either have to find a replacement investment adviser or terminate the PN Program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.



The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).



RISKS. Asset allocation through the PN Program does not guarantee that your policy will increase in value nor will it protect you against a decline in value if market prices fall.



By spreading your policy value among various allocation options under the PN Program, you may be able to reduce the volatility in your policy value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



Investment performance of your policy value could be better or worse by participating in the PN Program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.


 48  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


POLICY LOANS

You may borrow against your policy by written or telephone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request at our home office (for exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS

$200 or the remaining loan value, whichever is less.

MAXIMUM LOAN AMOUNTS

- 90% of the policy value minus surrender charges.

- For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS

Unless you specify otherwise, we will take the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS

We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS

A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed of 4% in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG to terminate.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   49

POLICY SURRENDERS

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds"). We will mail surrender payments to you by regular mail. If you request express mail delivery an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

TOTAL SURRENDERS

If you surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.")

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $200 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $100,000). We will charge you a partial surrender fee, described under "Loads, Fees and Charges." Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee. (See "Fee Tables" and "Loads, Fees and Charges.")

- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

- A partial surrender may terminate the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. We will deduct this decrease from the current specified amount in this order:

   1. First from the specified amount provided by the most recent increase;

   2. Next from the next most recent increases successively;

   3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

 50  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number* when you request a transfer, loan or partial surrender.

1  BY MAIL

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2  BY PHONE

Call between 8 a.m. and 6 p.m. (Monday - Thursday),
8 a.m. and 4:30 p.m. (Friday). All Eastern Times.
(800) 541-2251 (TOLL FREE)
(518) 869-8613 (LOCAL)
- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.

PAYMENT OF POLICY PROCEEDS

We will pay proceeds when:

- you surrender the policy;

- the insured dies; or

- the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on lump sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to our general account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   51

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFERRAL OF PAYMENTS

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payment includes a premium payment check that has not cleared;

- the NYSE is closed, except for normal holiday and weekend closings;

- trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

- the SEC permits us to delay payments for the protection of security holders.

We may delay payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

FEDERAL TAXES


The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as our tax status, YOU SHOULD CONSULT A TAX ADVISER TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.



You should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisers. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also your ownership rights to the policy.


The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.


FEDERAL INCOME TAX REPORTING AND WITHHOLDING: If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax reporting, and may be subject to withholding pursuant to the Code. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.



DIVERSIFICATION AND INVESTOR CONTROL: A variable life insurance policy must meet a diversification test and is subject to an investor control rule under Section 817(h) of the Code. Failure to meet the test means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying funds to be invested in a diversified portfolio of assets. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy owner has sufficient incidents of ownership over assets invested in the subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts' assets.


RIVERSOURCE LIFE OF NY TAX STATUS

We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we currently understand it.

 52  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

TAXATION OF POLICY PROCEEDS


DEATH BENEFIT PROCEEDS: The death benefit paid to the beneficiary is generally not considered income to the beneficiary and is not subject to federal income taxes.


MATURITY VALUE PROCEEDS: The policy matures when the insured is alive at the insured's attained insurance age 100. We pay you the maturity value. The maturity value is equal to the cash surrender value of the policy at the insured's attained insurance age 100. If that amount plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.

DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTION A: The death benefit proceeds are not subject to income tax, but payments of interest are.

DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTIONS B AND C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment options. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax.

PRE-DEATH PROCEEDS: Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, maturity, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. It is possible that the amount of taxable income generated at the lapse or surrender or maturity of a policy with a loan may exceed the actual amount of cash received. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment contract and you are younger than age 59 1/2.


SOURCE OF PROCEEDS                                  TAXABLE PORTION OF PRE-DEATH PROCEEDS
----------------------------------------------------------------------------------------------------------------
NON-MODIFIED ENDOWMENT CONTRACTS:
Full surrender or maturity:                         Amount received plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings
                                                    generated in the policy -- earnings in policy cash value and earnings previously taken via existing loans. It could be
                                                    the case that a policy with a relatively small existing cash value could have significant earnings that will be taxed
                                                    upon surrender of the policy.
Lapse:                                              Any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings generated in the
                                                    policy -- earnings in policy cash value and earnings
                                                    previously taken via existing loans. It could be the case
                                                    that a policy with a relatively small existing cash value
                                                    could have significant earnings that will be taxed upon
                                                    lapse of the policy.
Partial surrenders:                                 Generally, if the amount received is greater than your
                                                    investment in the policy,(1) the amount in excess of your
                                                    investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial
                                                    surrender results in or is necessitated by a reduction in
                                                    benefits.
Policy loans and assignments and pledges:           None.(2)
MODIFIED ENDOWMENT CONTRACTS(3):
Full surrender or maturity:                         Amount received plus any indebtedness, minus your investment in the policy.(1)
Lapse:                                              Any indebtedness minus your investment in the policy.(1)
Partial surrenders:                                 Lesser of:
                                                    - the amount received; or
                                                    - policy value minus your investment in the policy.(1)
Policy loans and assignments and pledges:           Lesser of:
                                                    - the amount of the loan/assignment; or
                                                    - policy value minus your investment in the policy.(1)


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   53

SOURCE OF PROCEEDS                                  TAXABLE PORTION OF PRE-DEATH PROCEEDS
----------------------------------------------------------------------------------------------------------------
PAYMENT OPTIONS: PRE-DEATH PROCEEDS
(APPLICABLE TO NON-MODIFIED ENDOWMENT
CONTRACTS AND MODIFIED ENDOWMENT CONTRACTS):        OPTION A: Taxed as full surrender (and may be subject to
                                                    additional 10% penalty tax if modified endowment contract).
                                                    Interest taxed (and not subject to additional 10% penalty
                                                    tax).
                                                    OPTIONS B AND C: Portion of each payment taxed and portion considered a return on investment in the policy(1) and not taxed. Any indebtedness at the time the option is elected
                                                    taxed as a partial surrender (and may be subject to
                                                    additional 10% penalty tax if modified endowment contract).
                                                    Payments made after the investment in the policy(1) is fully recovered are taxed. If the policy is a modified endowment contract, those payments may be subject to an additional 10%
                                                    penalty tax.
----------------------------------------------------------------------------------------------------------------


(1) Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2) However, should the policy later be surrendered or lapse or mature with outstanding indebtedness, see discussion related to "full surrender or maturity" or "lapse" under "Source of Proceeds" in the "Non-modified endowment contracts" section shown above for the explanation of tax treatment.
(3) The taxable portion of pre-death proceeds may be subject to a 10% penalty tax.

MODIFIED ENDOWMENT CONTRACTS

Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.


If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.



We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.


If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:

- ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or

- ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.

You do not have to choose either of these options, but your policy will then remain a modified endowment contract for the life of the policy.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.


REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.


DISTRIBUTIONS AFFECTED: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

 54  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

PENALTY TAX: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS


INTEREST PAID ON POLICY LOANS: Generally, no deduction is allowed for interest on any policy loan except as provided by Section 264(e) of the Code. Section 264(e) allows a deduction for interest paid or accrued after Oct. 15, 1995, on certain policy loans up to $50,000 only for key person insurance purchased by employers. Other significant limitations apply. In addition, no deduction is allowed for interest or any policy loan (even under Section 264(e)) if the loan interest is "personal interest".


POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. Under current tax law, the estate tax is repealed for the year 2010, but will be reinstated unless Congress acts by 2011. If Congress does not act by 2011, the laws governing estate taxes will apply as if the Economic Growth and Tax Relief Reconciliation Act of 2001 had never been passed. State laws are also subject to change.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax adviser and legal adviser prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the employee of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, and (iii) the appropriateness of and limitations on the purchase of insurance in conjunction with the retirement plan (iv) any limitation on the amount of life insurance that is allowed to be purchased by a qualified plan in order for a plan to maintain its qualified status, and (v) the tax treatment of the policy should the policy be distributed by a qualified plan to a participant in the qualified plan.

On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisers before purchasing the policy for any employment-related insurance or benefit program.


EMPLOYER-OWNED LIFE INSURANCE: The passage of the Pension Protection Act (PPA) in Aug. of 2006 brought about new requirements that business owners/employers must meet regarding employer-owned life insurance (EOLI). An EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a beneficiary under the contract and that covers the life of an employee of the employer (or a related person). Unless specified requirements are met, any death benefits in excess of the premiums paid are taxed.


The PPA created a new section of the Federal tax code, IRC Section 101(j). This Section specifies that, for the death benefit of an EOLI policy to maintain its tax-free nature, it must meet the criteria for one of the exception categories outlined in IRC Section 101(j) and meet all the proper notice and consent requirements. The provision also requires annual reporting and recordkeeping by employers that own one or more employer-owned life insurance contract(s). These requirements should be considered and reviewed with appropriate counsel prior to purchasing an employer owned life insurance policy.


SPLIT DOLLAR ARRANGEMENTS



The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into under the regulations issued on Sept. 11, 2003 and that apply to arrangements entered into or materially modified on or after Sept. 17, 2003. You should consult your legal and tax advisers before developing or entering into a split dollar arrangement.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   55

A life insurance policy purchased as part of a split dollar arrangement provides funding for individual cash value life insurance. The arrangement divides or 'splits' the death benefit and the living benefits between two parties. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. Often this means cooperation between an employee and his or her employer, but the arrangement may be used in other relationships -- corporation-shareholder, parent-child, donor-donee.



The Treasury regulations define a split dollar life insurance arrangement as "any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract." The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.



MUTUALLY EXCLUSIVE REGIMES



The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, SECA, and wage withholding. The regulations require both the owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.



I. ECONOMIC BENEFIT SPLIT DOLLAR -- Under the economic benefit regime, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. In addition, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the owner of the life insurance contract.



The value of the economic benefits, reduced by any consideration paid by the non-owner to the owner, is treated as transferred from the owner to the non-owner. The tax consequences of that transfer will depend on the relationship between the owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend, a gift, or a transfer having a different tax character. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the cash surrender value available to the non-owner, and any other economic benefit.



II. LOAN (COLLATERAL ASSIGNMENT) SPLIT DOLLAR -- Under the loan regime, the non-owner of the life insurance policy is treated as loaning the amount of its premium payments to the owner of the policy. Generally, the policy is held as collateral for the loan. The loan regime generally will govern the taxation of collateral assignment arrangements. Under the regulations, a payment made pursuant to a split dollar arrangement is a split dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner; (ii) the payment is either a loan under general principals of Federal tax law or a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy's death benefit proceeds or its cash surrender value. If a split dollar loan does not provide for sufficient interest, the loan generally is treated as a below-market split dollar loan subject to Section 7872 of the Code. If the split dollar loan provides for sufficient interest, then, except as provided in Section 7872 of the Code, the loan is subject to the general rules for debt instruments (including the rules for original issue discount under Sections 1271 through 1275 of the Code). In general, interest on a split dollar loan is not deductible by the borrower.



EOLI REQUIREMENTS MAY APPLY



For situations in which the owner and beneficiary of a policy is the employer of an insured employee, the requirements of Section 101(j) of the Code may apply (see EOLI section above). Discuss your situations with appropriate legal counsel.



TAXATION -- DETERMINED BY POLICY OWNERSHIP



The tax treatment will depend on the structure of the agreement and who is deemed to be the owner of the policy. The specific tax ramifications (i.e. compensation, gift taxes, etc.) will depend on the relationship between the owner and the non-owner. The regulations have taken a simple approach to determine which of the two regimes applies, based on policy ownership. Generally, the owner is the person named as owner under the policy. However, certain exceptions apply and special rules are provided for determining the owner if 2 or more persons are designated as policy owners. Clarity is provided by the regulations in situations where there are two or more owners named or where different types of trusts hold the policy. If you are considering a split dollar arrangement, you should consult your legal and tax adviser.


 56  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

SECTION 409A



The general rules for the taxation non-qualified deferred compensation plans in
Section 409A may apply to split-dollar arrangements. Notice 2007-34 provides guidance regarding the application of Section 409A to split-dollar arrangements.


DISTRIBUTION OF THE POLICY

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter and general distributor of the policy. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the policy for sale, you may continue to make premium payments if permitted under the terms of your policy. We paid commissions to an affiliated selling firm of up to 95% of the initial target premium (annualized) when the policy was sold, plus we pay up to 3.5% of all premiums in excess of the target premium. We determine the target premium, according to age, gender and risk classification of the insured at the time of issue as well as by the specified amount of the policy for as long as the policy remains in effect. At the end of policy years one through ten, we pay our sales representatives a service fee of up to .125% of the policy value, less indebtedness. We pay additional commissions to our representatives if an increase in coverage occurs.

The above commissions and service fees compensate our sales representative for selling and servicing the policy. These commissions do not change depending on which subaccounts you choose to allocate your premium. We also may pay additional commissions to help compensate the field leadership and pay for other distribution expenses and benefits noted below. Our sales representative may be required to return sales commissions under certain circumstances including, but not limited to, if you return the policy under the free look period.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your policy.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see "Fee Tables");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from policy owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.


                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   57

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS

Rates of return: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.

EXPENSES: The policy values illustrated reflect the deduction of the following expenses:

- Premium expense charges;

- Cost of insurance charges;

- Policy fees;

- Mortality and expense risk charges; and

- Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

- Current charges in all years illustrated; and

- Guaranteed charges in all years illustrated.

All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Tables" and "Loads, Fees and Charges." These sections describe the charges reflected in the illustrated policy values. These sections also describe the various charges that are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges, (see "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.


We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Tables. The arithmetic average of all fund operating expenses used in the following illustrations is 1.04% of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.


RISK CLASSIFICATION OF THE INSURED: The illustration assumes the insured is a male, age 40, in our preferred nonsmoker risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nonsmoker risk.

DEATH BENEFIT: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.


PREMIUMS: The illustrations assume that a premium of $3,500 is paid in full at the beginning of each policy year. Results would differ if:


- Premiums were not paid in full at the beginning of each policy year;

- Premium amounts paid were different.

LOANS AND PARTIAL SURRENDER: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.

 58  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

ILLUSTRATION
--------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT $250,000                          CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                     ANNUAL PREMIUM $3,500
                                 MALE -- AGE 40
                              PREFERRED NONSMOKER
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                 DEATH BENEFIT                             POLICY VALUE
END OF    WITH ANNUAL          ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST            ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%          0%            6%             12%         0%            6%             12%
---------------------------------------------------------------------------------------------------------
   1           3,675      250,000       250,000          250,000     2,880         3,069            3,258
   2           7,534      250,000       250,000          250,000     5,701         6,260            6,841
   3          11,585      250,000       250,000          250,000     8,451         9,563           10,768
   4          15,840      250,000       250,000          250,000    11,138        12,992           15,083
   5          20,307      250,000       250,000          250,000    13,748        16,537           19,810
   6          24,997      250,000       250,000          250,000    16,286        20,206           24,995
   7          29,922      250,000       250,000          250,000    18,731        23,982           30,663
   8          35,093      250,000       250,000          250,000    21,100        27,886           36,881
   9          40,523      250,000       250,000          250,000    23,389        31,917           43,701
  10          46,224      250,000       250,000          250,000    25,579        36,064           51,169
  15          79,301      250,000       250,000          250,000    35,794        59,910          102,941
  20         121,517      250,000       250,000          252,420    43,300        88,118          188,373
  25         175,397      250,000       250,000          401,800    47,042       121,531          329,344
  30         244,163      250,000       250,000          647,212    44,378       161,336          557,941
  35         331,927      250,000       250,000          995,125    30,986       211,364          930,023
  40         443,939           --       292,376        1,616,650        --       278,454        1,539,666
  45         586,898           --       377,919        2,641,922        --       359,923        2,516,116
  50         769,354           --       477,774        4,257,797        --       455,023        4,055,045
  55       1,002,219           --       591,566        6,763,597        --       563,396        6,441,521
  60       1,299,420           --       707,228       10,426,430        --       700,226       10,323,199
---------------------------------------------------------------------------------------------------------


                 CASH SURRENDER VALUE
END OF       ASSUMING HYPOTHETICAL GROSS
POLICY       ANNUAL INVESTMENT RETURN OF
YEAR      0%            6%             12%
------
   1        275           464              653
   2      3,096         3,655            4,236
   3      5,846         6,958            8,163
   4      8,533        10,387           12,478
   5     11,143        13,932           17,205
   6     14,202        18,122           22,911
   7     17,168        22,419           29,100
   8     20,058        26,844           35,839
   9     22,868        31,396           43,180
  10     25,579        36,064           51,169
  15     35,794        59,910          102,941
  20     43,300        88,118          188,373
  25     47,042       121,531          329,344
  30     44,378       161,336          557,941
  35     30,986       211,364          930,023
  40         --       278,454        1,539,666
  45         --       359,923        2,516,116
  50         --       455,023        4,055,045
  55         --       563,396        6,441,521
  60         --       700,226       10,323,199
------


(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   59

ILLUSTRATION
--------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT $250,000                       GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                     ANNUAL PREMIUM $3,500
                                 MALE -- AGE 40
                              PREFERRED NONSMOKER
--------------------------------------------------------------------------------

          PREMIUM(1)
          ACCUMULATED                DEATH BENEFIT                            POLICY VALUE
END OF    WITH ANNUAL         ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
POLICY     INTEREST           ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
YEAR         AT 5%          0%            6%            12%         0%            6%            12%
-------------------------------------------------------------------------------------------------------
   1           3,675      250,000       250,000         250,000     2,675         2,857           3,040
   2           7,534      250,000       250,000         250,000     5,262         5,793           6,347
   3          11,585      250,000       250,000         250,000     7,761         8,812           9,951
   4          15,840      250,000       250,000         250,000    10,170        11,910          13,877
   5          20,307      250,000       250,000         250,000    12,482        15,087          18,151
   6          24,997      250,000       250,000         250,000    14,694        18,339          22,805
   7          29,922      250,000       250,000         250,000    16,809        21,672          27,882
   8          35,093      250,000       250,000         250,000    18,822        25,085          33,422
   9          40,523      250,000       250,000         250,000    20,729        28,576          39,471
  10          46,224      250,000       250,000         250,000    22,528        32,144          46,078
  15          79,301      250,000       250,000         250,000    29,501        50,902          89,595
  20         121,517      250,000       250,000         250,000    31,987        70,501         158,956
  25         175,397      250,000       250,000         332,616    27,443        89,541         272,636
  30         244,163      250,000       250,000         524,039    10,342       105,213         451,758
  35         331,927           --       250,000         785,858        --       111,978         734,447
  40         443,939           --       250,000       1,246,096        --        94,721       1,186,758
  45         586,898           --       250,000       1,977,083        --         3,588       1,882,936
  50         769,354           --            --       3,069,355        --            --       2,923,195
  55       1,002,219           --            --       4,640,097        --            --       4,419,140
  60       1,299,420           --            --       6,702,372        --            --       6,636,011
-------------------------------------------------------------------------------------------------------


                 CASH SURRENDER VALUE
END OF       ASSUMING HYPOTHETICAL GROSS
POLICY       ANNUAL INVESTMENT RETURN OF
YEAR      0%            6%             12%
------
   1         70           252              435
   2      2,657         3,188            3,742
   3      5,156         6,207            7,346
   4      7,565         9,305           11,272
   5      9,877        12,482           15,546
   6     12,610        16,255           20,721
   7     15,246        20,109           26,319
   8     17,780        24,043           32,380
   9     20,208        28,055           38,950
  10     22,528        32,144           46,078
  15     29,501        50,902           89,595
  20     31,987        70,501          158,956
  25     27,443        89,541          272,636
  30     10,342       105,213          451,758
  35         --       111,978          734,447
  40         --        94,721        1,186,758
  45         --         3,588        1,882,936
  50         --            --        2,923,195
  55         --            --        4,419,140
  60         --            --        6,636,011
------


(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 60  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your policy.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the policy matures. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT VALUATION DATE: The date of the insured's death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured's death.

FIXED ACCOUNT: The general investment account of RiverSource Life of NY. The fixed account is made up of all of RiverSource Life of New York's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Variable Account and the Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

LAPSE: The policy ends without value and no death benefit will be paid.

MATURITY DATE: The insured's attained insurance age 100, if living.

MINIMUM MONTHLY PREMIUM: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing that the policy will not lapse for five policy years. The guarantee is in effect if you meet certain premium payment requirements.

OWNER: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the maturity date, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

- On the maturity date, proceeds will be the cash surrender value.

- On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   61

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the maturity date. We show the initial specified amount in your policy.

SUBACCOUNTS: One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

VALUATION DATE: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins.

VALUATION PERIOD: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.

VARIABLE ACCOUNT: RiverSource of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).

 62  RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY

                   RIVERSOURCE(R) VARIABLE UNIVERSAL LIFE III -- PROSPECTUS   63

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 541-2251

 Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or
       RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

                   RiverSource Life Insurance Co. of New York
                   20 Madison Ave. Extension Albany, NY 12203
                                 (800) 541-2251
                 Website address: riversource.com/lifeinsurance

You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C.
 (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC,
                  100 F Street, N.E., Washington, D.C. 20549.

                     Investment Company Act File #811-5213


   RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York, Albany, New York. Both companies are affiliated with Ameriprise Financial
Services, Inc. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.



       (C) 2008 RiverSource Life Insurance Company. All rights reserved.



S-6211 K (5/08)

PART B: STATEMENT OF ADDITIONAL INFORMATION

The combined statement of Additional Information relating to RiverSource of New York Account 8 filed electronically in Post-Effective Amendment No. 21 to Registration Statement No. 333-42257 filed on or about April 28, 2008 with an effective date of May 1, 2008 is incorporated herein by reference.

PART C: OTHER INFORMATION

Item 26. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

(a)(2) Consent in writing to establish additional subaccounts filed electronically as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.

(a)(3) Board Resolution for establishment of 81 subaccounts dated March 20, 2005 filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 21 and is incorporated herein by reference.

(a)(4) Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.

(a)(5) Board Resolution for establishment of 91 subaccounts dated April 24, 2007 filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644, is incorporated herein by reference.

(b) Not applicable.

(c)(1) Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1) Flexible Premium Variable Life Insurance Policy (VUL3-NY) filed electronically as Exhibit 1.A. (5)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(2) Flexible Premium Variable Life Insurance Policy Endorsement (VUL IV-NY) filed electronically as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 7 to the Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(3) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A. (5)(b) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(4) Accidental Death Benefit Rider filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(5) Other Insured Rider filed electronically as Exhibit 1.A. (5)(d) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(6) Children's Term Insurance Rider filed electronically as Exhibit 1.A.
(5)(e) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(7) Automatic Increase Benefit Rider filed electronically as Exhibit 1.A.
(5)(f) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(8) Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(8) to Post-Effective Amendment No. 9 to Registration Statement No. 333-44644 and is incorporated herein by reference.

(d)(9) Copy of Waiver of Premium Rider for Total Disability filed electronically as Exhibit (d)(9) to Post-Effective Amendment No. 9 to Registration Statement No. 333-44644 and is incorporated herein by reference.

(d)(10) Copy of Specimen Policy for Flexible Premium Variable Life Insurance Policy (VULIV-NY/VULIVES-NY) filed electronically as Exhibit (d)(10) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644, is incorporated herein by reference.

(e)(1) Application form for the Flexible Premium Variable Life Insurance Policy filed electronically as an Exhibit to Amendment No. 4 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(f)(1) Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006 filed electronically as Exhibit 27(f)(1) to Post-

Effective Amendment No. 22 to Registration Statement 333-44644, and is herein incorporated by reference.

(f)(2) Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, and is herein incorporated by reference.

(g)(1) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 9141-00-00 filed electronically as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(2) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 9141-00-00, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005 filed electronically as Exhibit (g)(2) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(3) Redacted copy of Second Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 9141-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(3) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(4) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 3092 filed electronically as Exhibit (g)(4) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(5) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005 filed electronically as Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(6) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005 filed electronically as Exhibit (g)(6) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(7) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(7) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(8) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 1158 filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(9) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 0322-6386 filed electronically as Exhibit (g)(9) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(10) Redacted copy of Amendment Number 1 to the Automatic YRT Reinsurance Agreement dated August 18, 2003, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2004 filed electronically as Exhibit (g)(10) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(11) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(11) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(12) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(12) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(13) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(13) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(14) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000 and identified as Treaty Number 7865-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(14) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(15) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 filed electronically as Exhibit (g)(15) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(16) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(16) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(17) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 7782-1 filed electronically as Exhibit (g)(17) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(18) Redacted copy of Addendum Number 2 to the Reinsurance Agreement dated August 18, 2003 and identified as Treaty Number 7782-1 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(18) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(g)(19) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 and identified as Agreement Number 0322-2537 filed electronically as Exhibit (g)(19) to Registrant's Post-Effective Amendment No. 22, File No. 333-44644 and is incorporated by reference.

(h)(1) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, and is herein incorporated by reference.

(h)(2) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)
(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, and is herein incorporated by reference.

(h)(3) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, and is herein incorporated by reference.

(h)(4) Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, and is herein incorporated by reference.

(h)(5) Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as
Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(6) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of new York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to

Registration Statement No. 333-139764 on or about April 28, 2008 is incorporated herein by reference.

(h)(7) Copy of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as Exhibit 8.3(b) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(8) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644, is incorporated herein by reference.

(h)(9) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Apsen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, and is herein incorporated by reference.

(h)(10) Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006 is filed electronically herewith as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644.

(h)(11) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008 is incorporated herein by reference.

(h)(12) Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No.333-139764 on or about April 28, 2008 is incorporated herein by reference.

(h)(13) Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h)
(13) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(14) Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among IDS Life Insurance Company of New York and Evergreen Variable Annuity Trust filed electronically as
Exhibit 27(h) (14) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(15) Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, among Pioneer Variable Contracts Trust, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. filed electronically as
Exhibit 27(h) (15) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(16) Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit(h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(17) Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(17) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(18) Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(19) Copy of Amended and Restated Fund Participation Agreement dated October 16, 2006, by and among, IDS Life Insurance Co. of New York, Ameriprise Financial Services, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit (h)(19) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(20) Copy of Fund Participation Agreement dated January 1, 2007, by and among, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit (h)(20) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644, is incorporated by reference.

(h)(21) Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration

Statement No. 333-139764 on or about April 28, 2008 is incorporated herein by reference.

(h)(22) Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

(h)(23) Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

(h)(24) Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

(h)(25) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(i) Not applicable

(j) Not applicable

(k) Consent and Opinion of Counsel is filed electronically herewith.

(l) Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development is filed electronically herewith.

(m)(1) Calculations of Illustrations for VUL III-NY is filed electronically herewith.

(m)(2) Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY filed electronically herewith.

(m)(3) Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY 2005 Revisions filed electronically herewith.

(n)(1) Consent of Independent Registered Public Accounting Firm for VUL IV-NY/VUL IV ES-NY is filed electronically herewith.

(n)(2) Consent of Independent Registered Public Accounting Firm for VUL III-NY filed electronically herewith.

(o)(1) Not applicable.

(p)(1) Not applicable.

(q)(1) IDS Life Insurance Company of New York's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A. (11) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(r)(1) Power of Attorney to sign amendments to this Registration Statement dated October 31, 2007 filed electronically as Exhibit(r)(1) to Post-Effective Amendment No. 24 to Registration Statement No. 333-44644.



Item 27. Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name                  Principal Business Address*          Positions and Offices with Depositor
-------------------   ----------------------------------   ------------------------------------------
Gumer C. Alvero       1765 Ameriprise Financial Center     Director and Senior Vice President -
                      Minneapolis, MN 55474                Annuities

Timothy V. Bechtold   249 Ameriprise Financial Center      Director, President and
                      Minneapolis, MN 55474                Chief Executive Officer

Walter S. Berman      AMEX Tower WFC                       Vice President and Treasurer
                      200 Vesey St.
                      New York, NY

Maureen A. Buckley    20 Madison Ave. Extension            Director, Vice President,
                      Albany, NY 12203                     Chief Operating Officer,
                                                           Chief Compliance Officer Consumer Affairs
                                                           Officer, Claims Officer and
                                                           Anti-Money Laundering Officer

Rodney P. Burwell     Xerxes Corporation                   Director
                      7901 Xerxes Ave. So.
                      Minneapolis, MN 55431-1253
Richard N. Bush                                            Senior Vice President - Corporate Tax

Pat H. Carey                                               Vice President - Fund Relations

Robert R. Grew        Carter, Ledyard & Milburn            Director
                      2 Wall Street
                      New York, NY 10005-2072

Martin T. Griffin     172 Ameriprise Financial Center      Director
                      Minneapolis, MN 55474

Ronald L. Guzior      Bollam, Sheedy, Torani               Director
                      & Co. LLP CPA's
                      26 Computer Drive West
                      Albany, NY 12205

Jim Hamalainen                                             Vice President - Investments

Gregory C. Johnson                                         Director

Michelle M. Keeley    257 Ameriprise Financial Center      Vice President - Investments
                      Minneapolis, MN 55474

Jean B. Keffeler      1010 Swingley Rd.                    Director
                      Livingston, MT 5904

Timothy J. Masek                                           Vice President-Investments

Thomas R. McBurney    4900 IDS Center                      Director
                      80 South Eighth Street
                      Minneapolis, MN 55402

Jeryl A. Millner      138 Ameriprise Financial Center      Director
                      Minneapolis, MN 55474

Thomas W. Murphy      264 Ameriprise Financial Center      Vice President - Investments
                      Minneapolis, MN 55474

Thomas V. Nicolosi    Ameriprise Financial Services Inc.   Director
                      Suite 220
                      500 Mamaroneck Avenue
                      Harrison, NY 10528
Kevin E. Palmer                                            Vice President and Chief Actuary

David K. Stewart                                           Vice President and Controller

Michael R. Woodward   32 Ellicot St                        Director
                      Suite 100
                      Batavia, NY 14020

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474



Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                               Jurisdiction of
Name of Subsidiary                             Incorporation
--------------------------------------------   ---------------
Advisory Capital Strategies Group Inc.         Minnesota
AEXP Affordable Housing LLC                    Delaware
American Enterprise Investment Services Inc.   Minnesota
American Express Property Casualty Insurance
   Agency of Kentucky, Inc.                    Kentucky
American Express Property Casualty Insurance
   Agency of Maryland, Inc.                    Maryland
American Express Property Casualty Insurance
   Agency of Mississippi, Inc.                 Mississippi
American Express Property Casualty Insurance
   Agency of Pennsylvania, Inc.                Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.  Wisconsin
Ameriprise Bank, FSB                           USA
Ameriprise Capitive Insurance Company          Vermont
Ameriprise Capital Trust I                     Delaware
Ameriprise Capital Trust II                    Delaware
Ameriprise Capital Trust III                   Delaware
Ameriprise Capital Trust IV                    Delaware
Ameriprise Certificate Company                 Delaware
Ameriprise Financial Services,Inc.             Delaware
Ameriprise India Private Ltd.                  India
Ameriprise Insurance Company                   Wisconsin
Ameriprise Trust Company                       Minnesota
Boston Equity General Partner LLC              Delaware
IDS Capital Holdings Inc.                      Minnesota
IDS Futures Corporation                        Minnesota
IDS Management Corporation                     Minnesota
IDS Property Casualty Insurance Company        Wisconsin
IDS REO 1, LLC                                 Minnesota
IDS REO 2, LLC                                 Minnesota
Investors Syndicate Development Corporation    Nevada
Kenwood Capital Management LLC (47.7% owned)   Delaware
Realty Assets, Inc.                            Nebraska
RiverSource CDO Seed Investments, LLC          Minnesota
RiverSource Distributors,Inc.                  Delaware
RiverSource Investments,LLC                    Minnesota
RiverSource Life Insurance Company             Minnesota
RiverSource Life Insurance Co. of New York     New York
RiverSource Service Corporation                Minnesota
RiverSource Tax Advantaged Investments, Inc.   Delaware
Securities America Advisors,Inc.               Nebraska
Securities America Financial Corporation       Nebraska
Securities America, Inc.                       Nebraska
Threadneedle Asset Management Holdings Ltd.    England

Item 29. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 30. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account ; RiverSource Account F; RiverSource Variable Annuity Fund A, RiverSource Variable Annuity Fund B, RiverSource Variable Account 10; RiverSource Account MGA; RiverSource MVA Account; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Life Insurance Company; RiverSource of New York Variable Annuity Account ; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b) As to each director, officer or partner of the principal underwriter:

Name and
Principal Business Address*   Positions and Offices with Underwriter
---------------------------   ----------------------------------------
Gumer C. Alvero               Director and Vice President

Patrick T. Bannigan           Director and Senior Vice President-Asset
                              Management, Products and Marketing Group

Timothy V. Bechtold           Director

Paul J. Dolan                 Chief Operating Officer and
                              Chief Administrative Officer

Jeffrey P. Fox                Chief Financial Officer

Martin T. Griffin             President-Outside Distribution

Jeffrey L. McGregor, Sr.      President-Inside Distribution

Scott R. Plummer              Chief Counsel

Julie A. Ruether              Chief Compliance Officer

William F. "Ted" Truscott     Chairman of the Board, CEO and President

*    Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN
     55474

(c)

RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF              NET UNDERWRITING
PRINCIPAL              DISCOUNTS AND    COMPENSATION ON    BROKERAGE        OTHER
UNDERWRITER            COMMISSIONS        REDEMPTION      COMMISSIONS   COMPENSATION
-----------          ----------------   ---------------   -----------   ------------
RiverSource             $16,934,492           None            None          None
Distributors, Inc.

Item 31. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 28th day of April, 2008.

                                   RiverSource of New York Account 8
                                   (Registrant)

                                   By RiverSource Life Insurance Co. of New York (Sponsor)


                                   By /s/ Timothy V. Bechtold*
                                      ------------------------------------------
                                      Timothy V. Bechtold
                                      President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2008.



/s/ Gumer C. Alvero*                    Director and Senior Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Timothy V. Bechtold*                Director, President and Chief
-------------------------------------   Executive Officer
Timothy V. Bechtold                     (Chief executive officer)


/s/ Maureen A. Buckley*                 Director, Vice President, Chief
-------------------------------------   Operating Officer, Consumer
Maureen A. Buckley                      Affairs Officer, Claims
                                        Officer and Anti-Money
                                        Laundering Prevention Officer


/s/ Rodney P. Burwell                   Director
-------------------------------------
Rodney P. Burwell


/s/ Robert R. Grew*                     Director
-------------------------------------
Robert R. Grew



/s/ Martin T. Griffin*                  Director
-------------------------------------
Martin T. Griffin


/s/ Ronald L. Guzior*                   Director
-------------------------------------
Ronald L. Guzior


/s/ Gregory C. Johnson*                 Director
-------------------------------------
Gregory C. Johnson


/s/ Jean B. Keffeler*                   Director
-------------------------------------
Jean B. Keffeler


/s/ Thomas R. McBurney*                 Director
-------------------------------------
Thomas R. McBurney


/s/ Jeryl A. Millner*                   Director
-------------------------------------
Jeryl A. Millner


/s/ Thomas V. Nicolosi*                 Director
-------------------------------------
Thomas V. Nicolosi


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------   (Principal Financial Officer)
David K. Stewart                        (Principal Accounting Officer)


/s/ Michael R. Woodward*                Director
-------------------------------------
Michael R. Woodward


* Signed pursuant to Power of Attorney dated October 31, 2007 filed electronically as Exhibit (r)(1) to Post-Effective Amendment No. 24 to Registration Statement No. 333-44644, by:


/s/ Elisabeth A. Dahl
-------------------------------------
Elisabeth A. Dahl
Assistant General Counsel and
Assistant Secretary

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 25
                     TO REGISTRATION STATEMENT NO. 333-44644

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

Prospectuses for:

RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV - Estate Series and RiverSource Variable Universal Life III

Part B.

The combined statement of Additional Information relating to RiverSource of New York Account 8 filed electronically in Post-Effective Amendment No. 21 to Registration Statement No. 333-42257 filed on or about April 28, 2008 with an effective date of May 1, 2008 is incorporated by reference.

Part C.

Other information.

The signatures.

Exhibits.

                                  EXHIBIT INDEX

(k) Consent and Opinion of Counsel.

(l) Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development.

(m)(1) Calculations of Illustrations for VUL III-NY.

(m)(2) Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY.

(m)(3) Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY 2005 Revisions.

(n)(1) Consent of Independent Registered Public Accounting Firm for VUL IV-NY/VUL IV ES-NY.

(n)(2) Consent of Independent Registered Public Accounting Firm for VUL III-NY.